UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

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NORTHERN TRUST CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Northern Trust Corporation

50 South La Salle Street

Chicago, Illinois 60603

March 6, 2024

Dear Stockholder:

You are cordially invited to attend the Northern Trust Corporation 2024 Annual Meeting of Stockholders to be held in a virtual meeting format, via the Internet, on Tuesday, April 16, 2024, at 10:30 a.m., Central Time.

For more than 130 years, our stockholders’ support has been essential to Northern Trust’s stability and success. Your vote plays a vital role and is very important for our future. Whether or not you plan to attend the Annual Meeting virtually, I urge you to vote your shares as promptly as possible.

The attached Notice of Annual Meeting of Stockholders and Proxy Statement provide you with information about each proposal to be considered at the Annual Meeting, as well as other information you may find useful in voting your shares. If you plan to attend the Annual Meeting virtually, please review the information on attendance procedures in the accompanying Proxy Statement.

If you choose not to attend, you may vote your shares by Internet or telephone in advance of the meeting. If you received a paper copy of the proxy materials, you also may complete, sign, date, and return your proxy card in the enclosed envelope. Instructions for voting by Internet or telephone can be found on your proxy card or your Notice Regarding the Availability of Proxy Materials.

Thank you for your continued support of Northern Trust Corporation, and your contribution to the future of our company.

Sincerely,

Michael G. O’Grady

Chairman of the Board and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Date:	Tuesday, April 16, 2024

Time:	10:30 a.m., Central Time

Access:	Our Annual Meeting can be accessed virtually at www.virtualshareholdermeeting.com/NTRS2024. There will be no physical, in-person meeting.

Purposes:	The purposes of the Annual Meeting are to:

●   elect eleven directors to serve on the Board of Directors until the 2025 Annual Meeting of Stockholders or until their successors are elected and qualified;

●   approve, by an advisory vote, 2023 named executive officer compensation;

●   ratify the appointment of KPMG LLP as Northern Trust Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2024;

●   consider a stockholder proposal to ascertain voting preferences, if properly presented at the Annual Meeting; and

●   transact any other business that may properly come before the Annual Meeting.

Record Date:	You can, and should, vote if you were a stockholder of record at the close of business on February 26, 2024.

March 6, 2024

By order of the Board of Directors,

Brad A. Kopetsky

Corporate Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR

THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 16, 2024

This Proxy Statement, other proxy materials, our Annual Report on Form 10-K for the year ended December 31, 2023 and a link to the means to vote by Internet or telephone are available at http://materials.proxyvote.com/665859.

2024 Proxy Statement | Northern Trust Corporation	i

PROXY SUMMARY

This summary highlights certain information contained in this Proxy Statement. The accompanying proxy is solicited on behalf of the Board of Directors (the “Board”) of Northern Trust Corporation (the “Corporation”) for use at the Corporation’s Annual Meeting of Stockholders to be held on Tuesday, April 16, 2024 (the “Annual Meeting”). You should read the entire Proxy Statement carefully before voting. On or about March 6, 2024, we began mailing or otherwise making available our proxy materials, including a copy of our Annual Report on Form 10-K for the year ended December 31, 2023, to all stockholders entitled to vote at the Annual Meeting.

For more information on voting and attending the Annual Meeting, see “General Information about the Annual Meeting” on page 81 of this Proxy Statement.

VOTING MATTERS	Board Recommendation	Page

Item 1 – Election of Directors	FOR	10
Item 2 – Advisory Vote on Executive Compensation	FOR	31
Item 3 – Ratification of the Independent Registered Public Accounting Firm	FOR	74
Item 4 – Stockholder Proposal to Ascertain Voting Preferences	AGAINST	75

ABOUT NORTHERN TRUST

Description of Business

Northern Trust is a leading provider of wealth management, asset servicing, asset management and banking solutions to corporations, institutions, families and individuals. Founded in Chicago in 1889, Northern Trust has a global presence with offices in 24 U.S. states and Washington, D.C., and across 22 locations in Canada, Europe, the Middle East and the Asia-Pacific region. As of December 31, 2023, Northern Trust had assets under custody/administration of $15.4 trillion, and assets under management of $1.4 trillion.

Mission

To be our clients’ most trusted financial partner, guarding and growing their assets as if they were our own.

Principles that Endure

Northern Trust’s core principles of service, expertise, and integrity have remained constant for over 130 years. Throughout our history and changing market environments, we have led by aligning our efforts with these guiding principles. Today, we remain committed to these founding principles which continue to unite and drive our workforce around the globe—delivering unparalleled service and expertise, with integrity.

Service Relentless drive to provide exceptional service	Expertise Resolving complex challenges with multi-asset class capabilities	Integrity Acting with the highest ethics, utmost honesty and unfailing reliability

2024 Proxy Statement | Northern Trust Corporation	1

PROXY SUMMARY

2023 FINANCIAL PERFORMANCE HIGHLIGHTS

Key highlights with respect to our financial performance:

We achieved these financial results while continuing to maintain strong capital ratios, with all ratios exceeding those required for classification as “well capitalized” under federal bank regulatory capital requirements.

2	2024 Proxy Statement | Northern Trust Corporation

PROXY SUMMARY

SELECTED RECOGNITION

2024 Proxy Statement | Northern Trust Corporation	3

PROXY SUMMARY

KEY DEVELOPMENTS – MANAGEMENT SUCCESSION

Recent, or upcoming, changes to our executive leadership team include:

●	Daniel E. Gamba joined Northern Trust as President—Asset Management, effective April 3, 2023.

●	Jane B. Karpinski, who had previously served as our Chief Audit Executive, was appointed as Global Head of Regulatory Affairs, effective December 6, 2023, joining our executive leadership team.

●	Clive Bellows, currently the Head of Europe, Middle East and Africa (“EMEA”) Global Fund Services, will succeed Teresa A. Parker as President—EMEA in 2024, pending regulatory approval.

2023 COMPENSATION OUTCOMES

Based upon its review of our corporate performance and the individual performance of each named executive officer, discussed in the Compensation Discussion and Analysis beginning on page 32 of this Proxy Statement, the Human Capital and Compensation Committee approved the compensation amounts outlined in the table below. This table provides a comprehensive summary of each named executive officer’s total direct compensation for the 2023 and 2022 performance years. This perspective may be useful in reviewing key incentive compensation decisions, as this is how the Committee considers performance and pay, with incentive compensation generally reflective of prior year’s performance. It should be noted that the table below is not intended to be a substitute for the Summary Compensation Table on page 54, as certain amounts in the table below are different than the amounts in the Summary Compensation Table. The most significant difference is that this table reflects long-term incentive awards granted in February 2024 and February 2023 for the 2023 and 2022 performance years, respectively, while the Summary Compensation Table provides the value of the equity awards for the year in which they were granted.

				Long-Term Incentives
Executive	Year	Salary (1)	Short-Term Annual Cash Incentive	Performance Stock Units	Restricted Stock Units	Total Incentive Compensation (2)	Total
Michael G. O’Grady Chairman and Chief Executive Officer	2023	$1,000,000	$500,000	$5,005,000	$2,695,000	$8,200,000	$9,200,000
	2022	1,000,000	1,000,000	5,525,000	2,975,000	9,500,000	10,500,000
Jason J. Tyler Chief Financial Officer	2023	600,000	990,000	1,501,500	808,500	3,300,000	3,900,000
	2022	600,000	1,080,000	1,638,000	882,000	3,600,000	4,200,000
Peter B. Cherecwich President—Asset Servicing	2023	675,000	1,147,500	1,740,375	937,125	3,825,000	4,500,000
	2022	675,000	1,320,000	2,002,000	1,078,000	4,400,000	5,075,000
Steven L. Fradkin President—Wealth Management	2023	675,000	1,147,500	1,740,375	937,125	3,825,000	4,500,000
	2022	675,000	1,320,000	2,002,000	1,078,000	4,400,000	5,075,000
Daniel E. Gamba(3) President—Asset Management	2023	675,000	1,147,500	1,740,375	937,125	3,825,000	4,500,000
	2022	—	—	—	—	—	—

(1) Except for Mr. Gamba, represents the applicable named executive officer’s salary, as determined in February 2023 and 2022, respectively. See footnote 3 below with respect to Mr. Gamba.

(2) Represents the total cash and equity incentive awards received by the applicable named executive officer in February 2024 for the 2023 performance year and February 2023 for the 2022 performance year, respectively.

(3) Mr. Gamba joined Northern Trust effective April 3, 2023. His annualized 2023 salary was established at that time and is reflected in the table above. The Corporation also granted him an award of restricted stock units with a grant date fair value of $4.8 million as a make-whole award to replace unvested equity awards Mr. Gamba forfeited when he terminated employment with his former employer. These awards are subject to forfeiture and/or clawback if Mr. Gamba does not maintain continuous employment with the Corporation for a prescribed period of time. Mr. Gamba’s restricted stock unit awards are subject to terms and conditions identical to those granted to our other named executive officers. When considering Mr. Gamba’s initial compensation arrangement, the Human Capital and Compensation Committee considered a variety of market data, Mr. Gamba’s experience, the value of outstanding equity awards from his prior employer, and the input of Meridian Compensation Partners, LLC as its compensation consultant.

4	2024 Proxy Statement | Northern Trust Corporation

PROXY SUMMARY

2023 OVERALL PAY MIX

Consistent with our pay for performance philosophy, the pay mix for our CEO and each of our other named executive officers heavily emphasizes incentive compensation. Our long-term incentive mix further emphasizes performance-based pay, with 65% of the long-term incentives being awarded in performance stock units earned based on performance over a three-year period, and 35% being awarded in restricted stock units which vest ratably over a four-year period.

2024 Proxy Statement | Northern Trust Corporation	5

PROXY SUMMARY

BOARD OF DIRECTORS NOMINEES

		Committees of the Board						Other Public Company or Investment Company Boards
Director	Age	Audit	Business Risk	Capital Governance	Corporate Governance	Executive	Human Capital and Compensation

Linda Walker Bynoe Independent Director Since 2006	71	✓			C	✓		2

Susan Crown Independent Director Since 1997	65		✓				✓	1

Dean M. Harrison Independent Director Since 2015	69	✓	C*			✓		0

Jay L. Henderson Lead Director / Independent Director Since 2016	68	C		✓	✓	✓	✓	2

Marcy S. Klevorn Independent Director Since 2019	64	✓	✓*					2

Siddharth N. “Bobby” Mehta Independent Director Since 2019	65		✓*	✓				2

Michael G. O’Grady Chairman and Chief Executive Officer Director Since 2017	58					C		1

Martin P. Slark Independent Director Since 2011	69							1

David H. B. Smith, Jr. Independent Director Since 2010	57	✓		C		✓		1

Donald Thompson Independent Director Since 2015	60			✓		✓	C	1

Charles A. Tribbett III Independent Director Since 2005	68				✓		✓	0

C - Chair    ✓ - Member    * - Member of Cybersecurity Risk Oversight Subcommittee chaired by Ms. Klevorn

6	2024 Proxy Statement | Northern Trust Corporation

PROXY SUMMARY

Board Tenure, Age and Diversity Statistics of Nominees

* The Corporation is currently in the process of identifying additional candidates for appointment to the Board. During 2023, the Corporation engaged a third-party global executive recruiting firm to further facilitate this process and has been actively engaging with a number of individuals possessing the skills, expertise, and other personal characteristics identified as priorities for the Board. The Corporation expects that female directors will represent no less than 30% of directors by year-end 2024.

SUSTAINABILITY

Northern Trust incorporates fundamental sustainability considerations into how we operate as a corporation, as a financial steward for our clients, and as a participant in broader society. Actions demonstrating our commitment to sustainability principles include:

Advancing Sustainability

In 2021, we announced our commitment to achieve net-zero carbon emissions for our business operations by 2050, which means we are focused on permanently reducing greenhouse gas emissions directly linked to our operations to as close to zero as possible and offsetting or neutralizing any unabated emissions. As we continue to evaluate and reduce our impact on the environment while on the journey to net-zero, we remained carbon neutral for business operations in 2023, through the purchase of carbon allowances. Other actions demonstrating our commitment to advancing sustainability include:

●

Our sustainability reporting, which this year included the inaugural release of the Task Force on Climate-Related Financial Disclosures (“TCFD”) report through our Asset Management business, and which has also included disclosure alignment to Sustainability Accounting Standards Board (“SASB”) standards, in addition to our disclosures aligned to the Global Reporting Initiative (“GRI”) standards and greenhouse gas emissions statements that we have published annually for more than a decade;

●

Our launch of the Sustainability Learning Hub, our newest internal resource providing curated courses and materials for our employees to learn more about sustainability, increasing regulatory expectations in this area and the role Northern Trust plays in building a more sustainable future for our stakeholders;

●	Our participation in the United Nations (“UN”) Global Compact, which reinforces our commitment to operate in alignment with universal sustainability principles; and

●	Our governance and oversight practices and controls around our sustainability reporting processes.

Bolstering Inclusion

Diversity, equity, and inclusion (“DE&I”) is a business imperative that contributes to fostering an inclusive environment in which there are equitable opportunities for financial inclusion for clients, vendors/suppliers and our employees. Over the past year, we continued to enhance our policies, practices, and structures to ensure that we attract, develop, engage and retain the best talent. As we build on our strengths around inclusion and continue our commitment to advance DE&I, our efforts include:

●	The creation of the Global Chief DE&I Officer position to advance our culture, bolster inclusion, and create sustainable impact on a global scale;

2024 Proxy Statement | Northern Trust Corporation	7

PROXY SUMMARY

●

Our continued expansion of inclusive leadership education and learning opportunities focused on a curated curriculum to provide foundational techniques needed for managing teams in an inclusive manner; and

●

Our leveraging of our Business Resource Councils to foster an inclusive culture, offer employees across the organization early, mid-career and senior-level professional development programs, and lead volunteerism in underserved communities around the world.

Championing Social Impact

Northern Trust has a long-standing history of supporting underserved communities through philanthropic and civic initiatives. In 2023, we distributed nearly $16 million in philanthropic support to community-based organizations around the world. While charitable giving is core to our value proposition, we are also champions of social impact investing. In 2023, we committed $212 million in community development investments to support affordable housing, education and social services, job creation and wealth creation. The Corporation’s principal subsidiary, The Northern Trust Company (the “Bank”), received an “outstanding” Community Reinvestment Act (“CRA”) rating from the Federal Reserve Board of Chicago in its most recent examination which evaluates banks on their commitment to make capital available for low- to moderate-income neighborhoods, families, and individuals. Our long track record of “outstanding” CRA ratings has allowed us to build and maintain strong private-public partnerships with communities and clients throughout the U.S. Combined with our philanthropic efforts, we continue to be deeply committed to inclusive social and economic development for all.

For more information on our sustainability, see “Corporate Governance—Sustainability” on page 27 of this Proxy Statement.

8	2024 Proxy Statement | Northern Trust Corporation

PROXY SUMMARY

GOVERNANCE HIGHLIGHTS

What We Do	What We Do Not Do

✓   Majority Independent Directors

✓   Engaged Lead Director

✓   Proxy Access Rights

✓   Stockholder Right to Call Special Meetings

✓   Frequent Executive Sessions for Independent Directors

✓   Annual Strategic Planning Meeting with Board and Executive Officers

✓   Regular Rotations of Committee Chairs

✓   Regular Reviews of Governance Documents

✓   Annual Board Self-Evaluations

✗ Plurality Voting in Uncontested Director Elections ✗ Staggered Board ✗ Poison Pill ✗ Supermajority Voting Requirements ✗ Overboarding of Directors

EXECUTIVE COMPENSATION HIGHLIGHTS

What We Do	What We Do Not Do

✓  Closely align pay and performance, with the Human Capital and Compensation Committee validating this alignment annually

✓  Ensure performance-based compensation comprises the most significant portion of incentive compensation, with 65% of long-term incentives being awarded in performance stock units based on performance over a three-year period

✓  Subject short- and long-term incentive awards to potential forfeiture or clawback in the event of misconduct resulting in a restatement of our financial statements and certain other types of misconduct

✓  Ensure our executives meet robust stock ownership guidelines, including holding requirements for any executive below the stock ownership guidelines

✓  Use an independent compensation consultant to advise the Human Capital and Compensation Committee

✓  Ensure overlapping membership between the Human Capital and Compensation Committee and our Audit and Business Risk Committees

✗  Excise tax gross-ups for executive change in control arrangements

✗  Single-trigger change in control benefits

✗  Short selling, margining, hedging, pledging or hypothecating company shares permitted under our Securities Transactions Policy

✗  Compensation plans that encourage excessive risk-taking

✗  Excessive perquisites

✗  Repricing of underwater options

✗  Dividend equivalents distributed on unvested performance or restricted stock unit awards

IMPORTANT DATES FOR 2025 ANNUAL MEETING

Stockholder Submission		Window for Submission

Proposals for inclusion in the proxy statement	g	On or before November 6, 2024

Other proposals (not included in the proxy statement)	g	Between November 17, 2024 and December 17, 2024

Director nomination under proxy access provisions	g	Between October 7, 2024 and November 6, 2024

Notification of intent to solicit proxies in support of director nominees other than the Corporation’s nominees	g	On or before February 15, 2025

2024 Proxy Statement | Northern Trust Corporation	9

ITEM 1—ELECTION OF DIRECTORS

Stockholders will be asked to elect eleven directors at the Annual Meeting. Each of the eleven nominees is currently serving as a director of the Corporation and its principal subsidiary, the Bank. Jose Luis Prado will not be standing for re-election, as he will be retiring from service as a director of the Corporation effective upon the conclusion of his current term at the Annual Meeting. Mr. Prado has served as member of the Board since 2012.

Each of the eleven director nominees has consented to serve as a director if elected at the Annual Meeting. Each nominee elected as a director will serve until the next Annual Meeting of Stockholders or until his or her successor is elected and qualified. If any nominee is unable to serve as a director at the time of the Annual Meeting, your proxy may be voted for the election of another nominee proposed by the Board or the Board may reduce the number of directors to be elected at the Annual Meeting.

As discussed further under “Corporate Governance—Director Nominations and Qualifications and Proxy Access,” in evaluating director nominees, the Corporate Governance Committee considers a variety of factors, including relevant business and industry experience, professional background, age, current employment, community service and other board service. The Committee also considers the racial, ethnic, gender identity and other forms of diversity represented on the Board in assessing nominees. Accordingly, the eleven director nominees possess a wide variety of experience, qualifications and skills, which equip the Board with the collective expertise to perform its oversight function effectively. Each of the candidates also has a reputation for, and long record of, integrity and good business judgment; has experience in leadership positions with a high degree of responsibility; is free from conflicts of interest that could interfere with his or her duties to the Corporation and its stockholders; and is willing and able to make the necessary commitment of time and attention required for effective Board service.

Further information with respect to the nominees for election to the Board at the Annual Meeting, including a summary of certain key skills, experience, and demographic background information, is set forth on the following pages.

The Board unanimously recommends that you vote FOR the election of each nominee.

10	2024 Proxy Statement | Northern Trust Corporation

INFORMATION ABOUT THE NOMINEES FOR DIRECTOR

Biographical Information

The following information about the nominees for election to the Board at the Annual Meeting is as of the date of this Proxy Statement, unless otherwise indicated.

LINDA WALKER BYNOE

Independent Director
Director Since: 2006 Age: 71 Board Committees ● Audit ● Corporate Governance (Chair) ● Executive

Professional Experience

●   Telemat Limited LLC (project management and consulting firm)

¡   President and Chief Executive Officer, since 1995

Current Public and/or Investment Company Directorships

●   Equity Residential, since 2009

●   PGIM Retail Mutual Funds, since 2005

Other Recent Public and/or Investment Company Directorships

●   Anixter International Inc., 2006 to 2020

Qualifications

The Board concluded that Ms. Bynoe should serve as a director based on her diverse consulting and investment experience, her expertise in public accounting, corporate governance, and strategy development and her experience as a director of other complex global corporations.

SUSAN CROWN

Independent Director
Director Since: 1997 Age: 65 Board Committees ● Business Risk ● Human Capital and Compensation

Professional Experience

●   Owl Creek Partners, LLC (private equity firm)

¡   Chairman and Chief Executive Officer, since 2010

●   Susan Crown Exchange Inc. (social investment organization)

¡   Chairman and Founder, since 2009

●   Henry Crown and Company (company with diversified investments)

¡   Vice President, 1984 to 2015

Current Public and/or Investment Company Directorships

●   Illinois Tool Works Inc., since 1994

Qualifications

The Board concluded that Ms. Crown should serve as a director based on her leadership, risk oversight, governance, and corporate responsibility experience developed through service at various large organizations, both commercial and nonprofit, including as Chair of the Board of Trustees at Rush University Medical Center and the Rush University System for Health.

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INFORMATION ABOUT THE NOMINEES FOR DIRECTOR

DEAN M. HARRISON

Independent Director
Director Since: 2015 Age: 69 Board Committees ● Audit ● Business Risk (Chair)* ● Executive * Also a member of the Cybersecurity Risk Oversight Subcommittee

Professional Experience

●   Northwestern Memorial HealthCare (the primary teaching affiliate of Northwestern University Feinberg School of Medicine and parent corporation of Northwestern Memorial Hospital)

¡   Executive Chairman, January 2023 to December 2023

¡   President and Chief Executive Officer, 2006 to 2022

Qualifications

The Board concluded that Mr. Harrison should serve as a director based on his extensive experience leading a large, complex organization in a highly regulated industry, including his risk oversight experience.

JAY L. HENDERSON

Lead Director / Independent Director
Director Since: 2016 Age: 68 Board Committees ● Audit (Chair) ● Capital Governance ● Corporate Governance ● Executive ● Human Capital and Compensation

Professional Experience

●   PricewaterhouseCoopers LLP (professional services firm)

¡   Vice Chairman, Client Service for PricewaterhouseCoopers LLP, 2007 to 2016

¡   Managing Partner of the Greater Chicago Market, 2003 to 2013

Current Public and/or Investment Company Directorships

●   Illinois Tool Works Inc., since 2016

●   The J. M. Smucker Company, since 2016

Qualifications

The Board concluded that Mr. Henderson should serve as a director based on his extensive experience working with, and serving as a director of, various complex global organizations across multiple markets and industry sectors, as well as his leadership experience in various roles at PricewaterhouseCoopers LLP.

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INFORMATION ABOUT THE NOMINEES FOR DIRECTOR

MARCY S. KLEVORN

Independent Director
Director Since: 2019 Age: 64 Board Committees ● Audit ● Business Risk* * Also Chair of the Cybersecurity Risk Oversight Subcommittee

Professional Experience

●   Ford Motor Company (global automaker)

¡   Chief Transformation Officer, 2019

¡   Executive Vice President and President, Mobility, 2017 to 2019

¡   Chief Information Officer and Group Vice President, Information Technology, 2015 to 2017

¡   Director, Office of the Chief Information Officer, 2013 to 2015

Current Public and/or Investment Company Directorships

●   Cerence, Inc., since June 2023

●   Humana, Inc., since 2021

Other Recent Public and/or Investment Company Directorships

●   Pivotal Software, Inc., 2016 to 2019

Qualifications

The Board concluded that Ms. Klevorn should serve as a director based on her extensive experience with respect to the innovation and application of cutting-edge technologies.

SIDDHARTH N. “BOBBY” MEHTA

Independent Director
Director Since: 2019 Age: 65 Board Committees ● Business Risk* ● Capital Governance * Also a member of the Cybersecurity Risk Oversight Subcommittee

Professional Experience

●   TransUnion (global risk and information solutions provider)

¡   President and Chief Executive Officer, 2007 to 2012

●   HSBC Finance Corporation (owner and servicer of a portfolio of residential real estate loans) and HSBC North America Holdings, Inc. (holding company for HSBC Holdings plc’s operations in the United States)

¡   Chief Executive Officer, 2005 to 2007

Current Public and/or Investment Company Directorships

●   The Allstate Corporation, since 2014

●   Jones Lang LaSalle Incorporated, since 2019

Other Recent Public and/or Investment Company Directorships

●   TransUnion, 2007 to 2022

●   Piramal Enterprises Limited, 2013 to 2020

Qualifications

The Board concluded that Mr. Mehta should serve as a director based on his management and board experience at large, complex organizations and his experience in the financial services industry.

2024 Proxy Statement | Northern Trust Corporation	13

INFORMATION ABOUT THE NOMINEES FOR DIRECTOR

MICHAEL G. O’GRADY

Chairman and Chief Executive Officer
Director Since: 2017 Age: 58 Board Committees ● Executive (Chair)

Professional Experience

●   Northern Trust Corporation and The Northern Trust Company

¡   Chairman of the Board, since 2019

¡   Chief Executive Officer, since 2018

¡   President, since 2017

¡   President, Corporate & Institutional Services, 2014 to 2016

¡   Chief Financial Officer, 2011 to 2014

●   Bank of America Merrill Lynch

¡   Managing Director, Investment Banking Group, 2000 to 2011

Current Public and/or Investment Company Directorships

●   Abbott Laboratories, since April 2023

Qualifications

The Board concluded that Mr. O’Grady should serve as a director based on his experience and ongoing responsibilities with respect to Northern Trust’s businesses.

MARTIN P. SLARK

Independent Director
Director Since: 2011 Age: 69

Professional Experience

●   Molex LLC (manufacturer of electronic, electrical and fiber optic interconnection products and systems)

¡   Chief Executive Officer, 2005 to 2018

Current Public and/or Investment Company Directorships

●   Hub Group, Inc., since 1996

Qualifications

The Board concluded that Mr. Slark should serve as a director based on his experience leading a complex global corporation and his risk oversight experience as Chief Executive Officer of Molex LLC and as a director of other large, complex corporations, including Liberty Mutual Insurance Company.

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INFORMATION ABOUT THE NOMINEES FOR DIRECTOR

DAVID H. B. SMITH, JR.

Independent Director
Director Since: 2010 Age: 57 Board Committees ● Audit ● Capital Governance (Chair) ● Executive

Professional Experience

●   Mutual Fund Directors Forum (nonprofit membership organization for investment company directors)

¡   Executive Vice President, Policy & Legal Affairs and General Counsel, since 2005

●   U.S. Securities and Exchange Commission

¡   Associate Director, Division of Investment Management, 2001 to 2005

Current Public and/or Investment Company Directorships

●   Illinois Tool Works Inc., since 2009

Qualifications

The Board concluded that Mr. Smith should serve as a director based on his regulatory and leadership experience in the finance industry gained from his roles at the U.S. Securities and Exchange Commission and the Mutual Fund Directors Forum. The Board also considered that Mr. Smith’s interest as a beneficiary of a trust that holds a significant amount of the Corporation’s common stock further aligns his interests with the interests of the Corporation’s stockholders.

DONALD THOMPSON

Independent Director
Director Since: 2015 Age: 60 Board Committees ● Capital Governance ● Executive ● Human Capital and Compensation (Chair)

Professional Experience

●   Cleveland Avenue, LLC (food and beverage accelerator and investment company)

¡   Founder and Chief Executive Officer, since 2015

●   McDonald’s Corporation (global foodservice retailer)

¡   President and Chief Executive Officer, 2012 to 2015

Current Public and/or Investment Company Directorships

●   Royal Caribbean Cruises Ltd., since 2015

Other Recent Public and/or Investment Company Directorships

●   Beyond Meat, Inc., 2015 to 2021

Qualifications

The Board concluded that Mr. Thompson should serve as a director based on his management and board experience at other complex global corporations.

2024 Proxy Statement | Northern Trust Corporation	15

INFORMATION ABOUT THE NOMINEES FOR DIRECTOR

CHARLES A. TRIBBETT III

Independent Director
Director Since: 2005 Age: 68 Board Committees ● Corporate Governance ● Human Capital and Compensation

Professional Experience

●   Russell Reynolds Associates (global executive recruiting firm)

¡   Vice Chairman of Board and CEO Advisory Group, since 2020

¡   Managing Director, since 1989

Qualifications

The Board concluded that Mr. Tribbett should serve as a director based on his global leadership consulting experience evaluating and identifying senior management professionals and his leadership experience at Russell Reynolds Associates.

16	2024 Proxy Statement | Northern Trust Corporation

INFORMATION ABOUT THE NOMINEES FOR DIRECTOR

Director Skills and Experience Matrix

	Bynoe	Crown	Harrison	Henderson	Klevorn	Mehta	O'Grady	Slark	Smith	Thompson	Tribbett
Skills and Experience											
Finance / Accounting – knowledge of, or experience in, accounting, financial reporting, or auditing processes and standards	✓	✓	✓	✓		✓	✓	✓	✓	✓	
Financial Services – senior leadership within, or oversight experience with respect to, the financial services industry, including asset management	✓	✓				✓	✓		✓		
Global / International – experience related to international business strategy and operations					✓	✓	✓	✓		✓	✓
Leadership – experience managing complex business operations and strategic planning	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Public Company Board Experience – experience serving on the board of directors of a publicly traded entity	✓	✓		✓	✓	✓	✓	✓	✓	✓	
Regulatory – experience with regulated businesses, regulatory requirements, and relationships with regulatory bodies or agencies	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	
Risk Management – knowledge or expertise with respect to risk management processes across large, complex organizations	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	
Talent Management and Development – experience in senior executive development, succession planning, and compensation matters		✓	✓	✓	✓	✓	✓	✓		✓	✓
Technology / Innovation / Cybersecurity / Digital – experience with, or oversight of, innovative technology, information / data management systems, fintech, privacy, and/or cybersecurity			✓		✓	✓		✓		✓	
Demographic Background											
Board Tenure											
Completed Years	17	26	9	7	5	5	7	12	13	9	18
Gender											
Male			✓	✓		✓	✓	✓	✓	✓	✓
Female	✓	✓			✓						
Age											
Years Old	71	65	69	68	64	65	58	69	57	60	68
Race / Ethnicity											
Asian						✓					
Black / African American	✓									✓	✓
Hispanic / Latino											
White		✓	✓	✓	✓		✓	✓	✓		
LGBTQ+	No directors currently self-identified as members of the LGBTQ+ community

2024 Proxy Statement | Northern Trust Corporation	17

BOARD AND BOARD COMMITTEE INFORMATION

Our Board currently consists of twelve members. The Board has determined that each of the following eleven current directors is independent in accordance with our independence standards, which conform with the U.S. Securities and Exchange Commission (the “SEC”) rules and the listing standards of The NASDAQ Stock Market LLC (“NASDAQ”): Linda Walker Bynoe, Susan Crown, Dean M. Harrison, Jay L. Henderson, Marcy S. Klevorn, Siddharth N. “Bobby” Mehta, Jose Luis Prado (who is not standing for re-election), Martin P. Slark, David H. B. Smith, Jr., Donald Thompson and Charles A. Tribbett III.

During 2023, the Corporation’s Board held eight meetings. All incumbent directors during 2023 attended at least 75% of the total meetings of the Board and the committees on which they served occurring during the period in which they served. Our Corporate Governance Guidelines state that all directors are expected to attend each Annual Meeting of Stockholders. In accordance with this expectation, all of the directors then serving attended the 2023 Annual Meeting of Stockholders held on April 25, 2023.

Board Committees

The standing committees of the Board are the Audit Committee, the Business Risk Committee, the Capital Governance Committee, the Corporate Governance Committee, the Executive Committee and the Human Capital and Compensation Committee. The Cybersecurity Risk Oversight Subcommittee assists the Business Risk Committee in discharging its oversight duties with respect to cybersecurity risk. With the exception of the Executive Committee, all standing committees and subcommittees are composed solely of independent directors. Consequently, independent directors directly oversee critical matters and appropriately oversee the Chairman and CEO and other members of senior management. Each standing committee and subcommittee is governed by a written charter. These charters detail the duties and responsibilities of each committee and subcommittee and are available on the Corporation’s website at www.northerntrust.com.

Additional information regarding the roles, responsibilities and composition of the Board’s standing committees and subcommittees is set forth below.

18	2024 Proxy Statement | Northern Trust Corporation

BOARD AND BOARD COMMITTEE INFORMATION

AUDIT COMMITTEE
MEMBERS Jay L. Henderson (Chair) Linda Walker Bynoe Dean M. Harrison Marcy S. Klevorn David H. B. Smith, Jr.	KEY RESPONSIBILITIES / AREAS OF OVERSIGHT

The Audit Committee assists the Board in its oversight of:

●   the integrity of the Corporation’s consolidated annual and quarterly financial statements and earnings releases;

●   the Corporation’s compliance with accounting, legal and regulatory requirements;

●   the qualifications and independence of the Corporation’s public accountants; and

●   the performance of the Corporation’s internal audit function and public accountants.

The Board has determined that all members of the Audit Committee are independent under SEC rules and NASDAQ listing standards. The Board also has determined that all Audit Committee members have the financial experience and knowledge required for service on the Committee, and that Messrs. Harrison, Henderson, and Smith and Ms. Bynoe each satisfy the definition of “audit committee financial expert,” under SEC rules.

The Audit Committee met seven times in 2023.

BUSINESS RISK COMMITTEE
MEMBERS Dean M. Harrison (Chair) Susan Crown Marcy S. Klevorn Siddharth N. “Bobby” Mehta	KEY RESPONSIBILITIES / AREAS OF OVERSIGHT

The Business Risk Committee assists the Board in its oversight of:

●   the risk management policies of the Corporation’s global operations;

●   the operation of the Corporation’s global risk management framework; and

●   management’s procedures for identifying, measuring, aggregating, and reporting on:

¡   the Corporation’s risk-based capital requirements; and

¡   the risks inherent in the businesses of the Corporation and its subsidiaries in the following categories, as well as related risk themes: credit risk, market and liquidity risk, fiduciary risk, operational risk, compliance risk and strategic risk.

The Board has determined that all members of the Business Risk Committee are independent under SEC rules and NASDAQ listing standards.

The Business Risk Committee met eight times in 2023.

As noted above, the Business Risk Committee has established a Cybersecurity Risk Oversight Subcommittee to assist the Business Risk Committee with oversight of cybersecurity risk. The Subcommittee consists of the following directors: Marcy S. Klevorn (Chair), Dean M. Harrison, and Siddharth N. “Bobby” Mehta. The Cybersecurity Risk Oversight Subcommittee met eight times in 2023.

CAPITAL GOVERNANCE COMMITTEE
MEMBERS David H. B. Smith, Jr. (Chair) Jay L. Henderson Siddharth N. “Bobby” Mehta Donald Thompson	KEY RESPONSIBILITIES / AREAS OF OVERSIGHT

The Capital Governance Committee assists the Board in its oversight of the capital management and resolution planning activities of the Corporation, including:

●   the capital management assessments, forecasting, and stress-testing processes and activities of the Corporation and its subsidiaries, including with respect to the annual Comprehensive Capital Analysis and Review (“CCAR”) exercise;

●   the Corporation’s annual capital plan, including proposed capital actions;

●   the Corporation’s and the Bank’s regulatory capital ratios and capital levels; and

●   the Corporation’s and the Bank’s resolution plans.

The Board has determined that all members of the Capital Governance Committee are independent under SEC rules and NASDAQ listing standards. The Capital Governance Committee met seven times in 2023.

2024 Proxy Statement | Northern Trust Corporation	19

BOARD AND BOARD COMMITTEE INFORMATION

CORPORATE GOVERNANCE COMMITTEE
MEMBERS Linda Walker Bynoe (Chair) Jay L. Henderson Jose Luis Prado Charles A. Tribbett III	KEY RESPONSIBILITIES / AREAS OF OVERSIGHT

The Corporate Governance Committee assists the Board with:

●   the identification of candidates for nomination or appointment as directors;

●   the oversight of the Board’s committee structure;

●   the oversight of the annual evaluation of the Board and its committees;

●   the development of the Corporation’s Corporate Governance Guidelines;

●   the appointment of a successor in the event of the unanticipated death, disability or resignation of the Corporation’s CEO;

●   the procedures relating to stockholder communications with the Board; and

●   other environmental, social, and governance (“ESG”) matters of significance to the Corporation and its subsidiaries.

The Board has determined that all members of the Corporate Governance Committee are independent under SEC rules and NASDAQ listing standards. The Corporate Governance Committee met four times in 2023.

EXECUTIVE COMMITTEE
MEMBERS Michael G. O’Grady (Chair) Linda Walker Bynoe Dean M. Harrison Jay L. Henderson David H. B. Smith, Jr. Donald Thompson	KEY RESPONSIBILITIES / AREAS OF OVERSIGHT

The Board appoints an Executive Committee so that there will be a committee of the Board empowered to act for the Board, to the full extent permitted by law, between meetings of the Board if necessary and appropriate. In the event of a triggering event, the Executive Committee is also responsible for directing the execution of appropriate resolution and recovery plans.

The Executive Committee did not meet in 2023.

HUMAN CAPITAL AND COMPENSATION COMMITTEE
MEMBERS Donald Thompson (Chair) Susan Crown Jay L. Henderson Jose Luis Prado Charles A. Tribbett III	KEY RESPONSIBILITIES / AREAS OF OVERSIGHT

The Human Capital and Compensation Committee assists the Board in its oversight of:

●  the compensation of the directors and executive officers;

●  employee benefit and equity-based plans;

●  DE&I strategies and initiatives;

●  management development and succession planning; and

●  other human capital management matters of significance.

The Board has determined that all members of the Human Capital and Compensation Committee are independent under SEC rules and NASDAQ listing standards.

The Human Capital and Compensation Committee met five times in 2023.

20	2024 Proxy Statement | Northern Trust Corporation

CORPORATE GOVERNANCE

Key Governance Practices

We believe that the high standards set by our governance structure provide the foundation for the strength of our business. An overview of certain key governance practices reflective of our strong governance profile is set forth below.

What We Do	What We Do Not Do

✓  Majority Independent Directors

✓  Engaged Lead Director

✓  Proxy Access Rights

✓  Stockholder Right to Call Special Meetings

✓  Frequent Executive Sessions for Independent Directors

✓  Annual Strategic Planning Meeting with Board and Executive Officers

✓  Regular Rotations of Committee Chairs

✓  Regular Reviews of Governance Documents

✓  Annual Board Self-Evaluations

✗ Plurality Voting in Uncontested Director Elections ✗ Staggered Board ✗ Poison Pill ✗ Supermajority Voting Requirements ✗ Overboarding of Directors

Director Independence

To be considered independent, the Board must affirmatively determine that a director has no relationship with the Corporation which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Corporation’s Corporate Governance Guidelines require that a majority of the directors serving on the Board meet the criteria for “independence” under NASDAQ listing standards.

In making independence determinations, the Board considers, among all other relevant matters, the criteria for independence contained in the NASDAQ listing standards. Under these standards, the following persons shall not be considered “independent”:

●

a director who is or was an employee or executive officer of the Corporation, or whose Family Member (as defined below) is or was an executive officer of the Corporation, at any time during the past three years;

●

a director who receives or has received, or whose Family Member receives or has received, compensation from the Corporation in excess of $120,000 during any period of twelve consecutive months within the past three years, other than director and committee fees, benefits under a tax-qualified retirement plan or other forms of nondiscretionary compensation; provided, however, that compensation received by a Family Member of a director for service as an employee (other than as an executive officer) of the Corporation need not be considered in determining independence;

●

a director who is, or whose Family Member is, a current partner of the Corporation’s outside auditor, or who was a partner or employee of the Corporation’s outside auditor who worked on the Corporation’s audit at any time during any of the past three years;

●

a director of the Corporation who is, or has a Family Member who is, employed as an executive officer of another entity where at any time during the past three years any of the executive officers of the Corporation serve on the compensation committee of such other entity; or

●

a director who is, or whose Family Member is, a partner in, a controlling stockholder of, or an executive officer of, any organization to which the Corporation made, or from which the Corporation received, payments for property or services in the current or any of the past three fiscal years that exceed the greater of $200,000 or 5% of the recipient’s consolidated gross revenue for that year, other than payments arising solely from investments in the Corporation’s securities or payments under nondiscretionary charitable contribution matching programs.

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CORPORATE GOVERNANCE

“Family Member” means a person’s spouse, parents, children, siblings, mothers- and fathers-in-law, sons- and daughters-in-law, brothers- and sisters-in-law, and anyone (other than domestic employees) who shares the person’s home.

The Board has determined that each director serving during 2023 was, and each current director is, independent of the Corporation in accordance with the Corporation’s Corporate Governance Guidelines and categorical standards, except for Mr. O’Grady, who currently serves as the Corporation’s Chairman and CEO.

In addition to the categorical standards, the Board considered that the Corporation or its subsidiaries provided financial services to each of its directors, or persons or entities affiliated with such directors, except for Ms. Klevorn and Mr. Tribbett, including trust and related services, brokerage services, investment management, asset servicing, asset management, credit services and other banking services. These transactions were undertaken in the ordinary course of business and were made on substantially the same terms (including interest rates and collateral for loan transactions) as those prevailing at the time for comparable transactions with other persons not related to the Corporation or any affiliated entities involved in the transactions. None of these transactions involved more than the normal risk of collectability or presented other unfavorable features, and any extensions of credit to directors and executive officers of the Corporation were permitted under the provisions of Section 13(k) of the Securities Exchange Act of 1934 (the “Exchange Act”). None of these transactions or any transactions in which the Corporation or any of its subsidiaries sold or purchased products and services to or from any of the Corporation’s directors, or persons or entities affiliated with its directors, were material to the Corporation or any affiliated entities involved in the transactions. With respect to Mr. Henderson, the Board also considered the related party transaction reviewed and approved by the Audit Committee in accordance with the Corporation’s Related Person Transactions Policy described below. In each case, the Board determined that these relationships did not affect any director’s ability to exercise independent judgment in carrying out his or her responsibilities as a director.

Related Person Transactions Policy

The Board, through its Audit Committee, has adopted a written Related Person Transactions Policy to govern the review, approval, and ratification of any transaction, arrangement or relationship in which the Corporation or its subsidiaries are party, the amount involved exceeds $120,000, and in which any related persons have a direct or indirect material interest. “Related persons” means the Corporation’s directors, nominees for director, executive officers, greater than five percent beneficial owners, members of their immediate family and any person (other than a tenant or employee) sharing their household.

Any related person proposing to enter into a potential related party transaction with the Corporation or its subsidiaries must notify the Corporate Secretary of the facts and circumstances of the proposed transaction. If the Corporate Secretary finds that the transaction would constitute a related party transaction, it must be reviewed and approved or ratified by the Audit Committee or the Audit Committee Chair. In considering related person transactions, the Audit Committee or the Audit Committee Chair will consider all relevant facts and circumstances and approve only those related person transactions that are in, or otherwise not inconsistent with, the best interests of the Corporation and its subsidiaries.

Kathleen Henderson, Mr. Henderson’s daughter, has been employed by the Bank since 2005, currently serving as a Senior Vice President within the Wealth Management business of the Bank. In such role, Ms. Henderson earned compensation in excess of $120,000 in 2023, and received retirement, health and wellness benefits, all on comparable terms as those provided for other employees of the Bank. Pursuant to the Related Person Transactions Policy, our Audit Committee considers and approves Ms. Henderson’s employment on an annual basis. Mr. Henderson recuses himself from consideration of such matters.

Based on information contained in Schedule 13G filings with the SEC, The Vanguard Group, Inc. (“Vanguard”) reported that it beneficially owned more than 5% of the outstanding shares of the Corporation’s common stock as of December 31, 2023. In the ordinary course of business during 2023, the Bank provided and is expected to continue to provide custody, asset servicing, and brokerage services to Vanguard and its related entities and funds involving amounts in excess of $120,000. These and other routine business transactions, including extensions of credit, were entered into on an arm’s-length basis and contain customary terms and conditions. The Corporation and its subsidiaries may also, in the ordinary course, invest in Vanguard funds or other products.

Executive Sessions

The independent directors of the Corporation met in executive sessions separate from management six times during 2023. The Lead Director or, in his absence, another independent director designated by the Lead Director, presides at executive sessions of the independent directors. The standing committees and subcommittees of the Board also regularly held executive sessions during 2023. These sessions were led by the respective independent committee and subcommittee Chairs.

22	2024 Proxy Statement | Northern Trust Corporation

CORPORATE GOVERNANCE

Board Evaluations

The Board and each of its standing committees and subcommittees thoroughly evaluate their own effectiveness throughout the year. The evaluation is a multi-faceted process that includes discussions with our Lead Director, individual director input on Board and committee meeting agenda topics, executive sessions without management present, periodic input to our Chairman and CEO and other members of senior management on agenda topics and enhancements to Board and committee effectiveness, an annual formal self-evaluation overseen by the Corporate Governance Committee, and opportunities to provide candid reflection on the performance of other directors. A summary of the self-evaluation process is as follows.

Determine Format

Each year, the Committee formally considers and approves the process through which Board and committee self-evaluations are to be conducted to ensure they remain efficient and effective means by which to assess, and foster the continual enhancement of, the Board and its committees.

From time to time, the Committee engages with an independent third party to inform its consideration of the self-evaluation process. The most recent such engagement was in 2021 and resulted in the implementation of certain best practice enhancements.

Conduct Evaluation

In recent years, the self-evaluation process has been led by the Lead Director, who conducts in-depth, one-on-one discussions with each of our directors guided by a list of thematic questions, including with respect to:

●  Board, committee, and director performance

●  Board and committee composition, diversity and leadership

●  Management’s (including the risk management and internal audit functions) relationship with the Board and information flow

●  Corporate strategy and risks

●  Corporate and Board culture

●  Board and committee priorities

Review Feedback

The Lead Director provides a summary of these discussions to the full Board for its consideration in executive session.

Each standing committee also meets in executive session to provide an opportunity to discuss the key takeaways from the evaluation process as they may apply to such committee’s effectiveness.

Implement Feedback In response to feedback from the evaluation process, the Board and committees work with management to improve policies and practices to enhance Board and committee effectiveness.

Ongoing Feedback Opportunities

In addition to the formal annual self-evaluation process, all directors are encouraged to provide feedback at any time throughout the year to further the improvement of the Board’s practices. Opportunities for such feedback are provided through one-on-one conversations with our Lead Director and regular executive sessions of the Board and each of its committees without management present, among other means.

As a result of this evaluation process, certain enhancements have been made in recent years to Board and committee practices and meeting materials to further their effectiveness. For example, the Board’s 2022 self-evaluation process identified the Board’s desire for additional discussion regarding forward-looking risk management and reporting, recommendations for external Board education opportunities, and certain enhancements to Board and committee practices and meeting materials, each of which was implemented throughout 2023.

Board Leadership Structure

The current leadership structure of the Board consists of a combined Chairman and CEO position (currently Mr. O’Grady) and a separate Lead Director (currently Mr. Henderson) who is appointed annually by the Corporation’s independent directors in accordance with the Corporation’s Corporate Governance Guidelines. The Board has determined that combining the positions of Chairman and CEO is most appropriate for the Corporation at this time, as having one person serve as Chairman and CEO provides unified leadership and direction to the Corporation and strengthens the ability of the CEO to develop and implement strategic initiatives and respond effectively in crisis situations. The Board also believes that the desire for independent leadership of the Board is sufficiently achieved by the prominent role of the Lead Director.

2024 Proxy Statement | Northern Trust Corporation	23

CORPORATE GOVERNANCE

The Lead Director’s role with respect to the Corporation is a significant one, with primary responsibilities including the following:

●	approving Board meeting schedules and agendas to ensure that there is sufficient time for discussion of all Board agenda items and overseeing the information provided to the Board;

●	calling at any time deemed necessary or advisable by the Lead Director a special meeting of the Board or a special executive session of the independent directors;

●	adding items to the agenda of any regular or special meeting of the Board deemed necessary or advisable by the Lead Director;

●	presiding at all meetings of the Board at which the Chairman is not present;

●	presiding at all regular and any special executive sessions of the independent directors;

●	serving as a liaison between the independent directors and the Chairman and CEO;

●	conducting, by means of an interview with each director, including the Chairman and CEO, the Board’s annual self-evaluation of its performance and then providing a summary report to the Board; and

●	being available for consultation and direct communication with major stockholders.

The Board believes that Mr. Henderson’s vast business and leadership experience and his leadership roles on other public company boards of directors provide the appropriate expertise and business acumen that helps ensure strong and independent oversight and effective collaboration among the directors. Led by Mr. Henderson, the independent members of the Board met six times during fiscal year 2023 in regularly scheduled executive sessions (without the presence of the Chairman and CEO) to discuss various matters related to oversight, Board affairs, and CEO performance. Using input collected from the independent members of our Board during each executive session, Mr. Henderson discusses the agenda and materials for future Board meetings with the Chairman and CEO and members of management. Mr. Henderson also frequently attended other Board committee meetings of which he was not a member and was part of significant engagement and outreach efforts with all of the Corporation’s stakeholders, including investors, regulators, clients, employees, and the community in which we operate.

Taking into account the prominence of the Lead Director role at the Corporation, the Board has determined that the Corporation’s current Board leadership structure provides significant independent leadership of the Board and is most appropriate for the Corporation at this time. The Corporation has a strong independent Board, with all current directors except for Mr. O’Grady having been determined to be independent under NASDAQ listing standards and all standing committees of the Board except for the Executive Committee being composed solely of independent directors. The significant and meaningful responsibilities of the Corporation’s independent directors, together with those of the Lead Director, also foster good governance practices and provide for substantial independent oversight of critical matters related to the Corporation.

Risk Oversight

General

The Board provides oversight of risk management directly as well as through its Audit, Business Risk (including, as described below, the Cybersecurity Risk Oversight Subcommittee), Capital Governance and Human Capital and Compensation Committees. The Board approves the Corporation’s risk management framework and Corporate Risk Appetite Statement, which reflect the expectation that risk be consciously considered as part of the Corporation’s strategic decisions and in its day-to-day activities. The Corporation actively monitors employees using programs, policies, and other tools that are designed to ensure that they work within established risk frameworks and limits. The Business Risk Committee assumes primary responsibility and oversight with respect to credit risk, market and liquidity risk, fiduciary risk, operational risk, compliance risk and strategic risk. The Audit Committee provides oversight with respect to financial reporting and legal risk, while the Human Capital and Compensation Committee oversees the development and operation of the incentive compensation program of the Corporation and its subsidiaries. The Human Capital and Compensation Committee annually reviews an assessment of the effectiveness of the design and performance of the incentive compensation arrangements and practices in providing incentives that are consistent with the safety and soundness of the Corporation and its subsidiaries. This assessment includes a third-party evaluation of whether these incentive compensation arrangements and practices discourage inappropriate risk-taking behavior by participants. Pursuant to its charter, the Human Capital and Compensation

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CORPORATE GOVERNANCE

Committee is required to have at least one member who is a member of the Business Risk Committee and at least one member who is a member of the Audit Committee. Among other responsibilities, the Capital Governance Committee oversees the processes and activities of the Corporation and its subsidiaries related to resolution planning and capital management assessments, forecasting and stress testing, including the annual CCAR exercise, and challenges management, as appropriate, on various elements of such processes and activities. Accordingly, the Capital Governance Committee provides oversight with respect to the linkage of the Corporation’s material risks to the capital management assessment and resolution planning processes. The charters for the Audit, Business Risk, Capital Governance and Human Capital and Compensation Committees provide that the committees may meet with the individuals who supervise day-to-day risk management responsibilities of the Corporation and other members of management, consultants or advisors, as each committee deems appropriate.

Cybersecurity and Technology Risk Management Oversight

As a financial services company entrusted with the safeguarding of sensitive information, the Board believes that a strong cybersecurity and technology risk management program is crucial to the Corporation’s success in an environment of increasing cybersecurity threats. Accordingly, the Board and the Business Risk Committee play meaningful roles with respect to the oversight of cyber and technology risk management at the Corporation. Specifically, in conjunction with its oversight of overall operational risk, the Business Risk Committee oversees management’s actions to identify, assess, mitigate and remediate material issues related to cybersecurity and technology risk; annually reviews and approves the Corporation’s cyber and technology risk management policy; and receives regular updates from management, including the CEO, Chief Information Officer, Chief Risk Officer, Head of Non-Financial Risk and Chief Information Risk Officer, and Chief Information Security Officer on the Corporation’s cybersecurity and technology risk management practices and profile. The Business Risk Committee established the Cybersecurity Risk Oversight Subcommittee—which met eight times in 2023—to provide for an even deeper focus on, and governance framework around, cybersecurity risks inherent in the Corporation’s business. The Board also plays a role with respect to the oversight of such risks, meeting periodically with management and third-party experts to discuss its role in crisis management, receive relevant industry updates, and review tabletop exercises designed to evaluate the Corporation’s cybersecurity event management capabilities.

For a further description of the risk management policies and practices of the Corporation’s Board and management, including those related to cybersecurity and technology risk management, see the sections entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Risk Management” and “Cybersecurity,” respectively, in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2023.

Corporate Governance Guidelines

The Corporation has had Corporate Governance Guidelines in place since 2000. The Corporate Governance Committee reviews and reassesses the adequacy of the Corporate Governance Guidelines at least annually and recommends any changes to the Board for approval. The Corporation’s Corporate Governance Guidelines embody many of the Corporation’s long-standing practices and incorporate policies and procedures that strengthen its commitment to corporate governance best practices. A copy of the Corporate Governance Guidelines is available on the Corporation’s website at www.northerntrust.com.

Code of Business Conduct and Ethics

The Board of the Corporation has adopted a Code of Business Conduct and Ethics to:

●	promote honest and ethical conduct, including fair dealing and the ethical handling of actual or apparent conflicts of interest;

●	promote full, fair, accurate, timely and understandable public disclosure about the Corporation;

●	promote compliance with applicable laws and governmental rules, codes and regulations wherever the Corporation does business;

●	ensure the protection of the Corporation’s legitimate business interests; and

●	deter wrongdoing.

The Code of Business Conduct and Ethics satisfies applicable SEC and NASDAQ requirements and applies to all directors, officers (including the Corporation’s principal executive officer, principal financial officer and principal accounting officer) and employees of the Corporation and its subsidiaries. The Corporation intends to disclose any amendments to, or waivers from, the Code of Business Conduct and Ethics for directors and executive officers by posting such information on its website. A copy of the Code of Business Conduct and Ethics is available on the Corporation’s website at www.northerntrust.com.

2024 Proxy Statement | Northern Trust Corporation	25

CORPORATE GOVERNANCE

Director Nominations and Qualifications and Proxy Access

The Corporate Governance Committee is responsible for considering, evaluating, and recommending candidates for director. The Committee will consider persons nominated by stockholders in accordance with the nomination procedures specified in the Corporation’s By-laws and described further under “Stockholder Proposals for 2025 Annual Meeting” on page 78. Stockholders also may recommend candidates for director by following the procedures for communicating with directors described below under “Communications with the Board and Independent Directors.”

In its evaluation of director candidates, including persons recommended by stockholders, the Corporate Governance Committee considers the factors specified in the Corporation’s Corporate Governance Guidelines to ensure the Board has a diversity of perspectives and backgrounds, including the nature of the expertise and experience required for the performance of the duties of a director of a corporation engaged in the Corporation’s business and such matters as relevant business and industry experience, professional background, age, current employment, community service and other board service. The Committee also considers the racial, ethnicity, gender identity and other forms of diversity represented on the Board when assessing candidates. The Committee seeks to identify as candidates for director persons with a reputation for, and record of, integrity and good business judgment who: (i) have experience in positions with a high degree of responsibility and are leaders in the organizations with which they are affiliated; (ii) are free from conflicts of interest that could interfere with a director’s duties to the Corporation and its stockholders; and (iii) are willing and able to make the necessary commitment of time and attention required for effective Board service. The Committee also takes into account a candidate’s level of financial literacy, and monitors the mix of skills and experience of the directors in order to ensure the Board has the necessary collective expertise to perform its oversight function effectively. Following its evaluation process, the Committee recommends director nominees to the full Board, and the Board makes the final determination of director nominees based on its consideration of the Committee’s recommendation.

The Corporation is currently in the process of identifying additional candidates for appointment to the Board. During 2023, the Corporation engaged a third-party global executive recruiting firm to further facilitate this process and has been actively engaging with a number of individuals possessing the skills, expertise, and other personal characteristics identified as priorities for the Board. The Corporation expects that female directors will represent no less than 30% of directors by year-end 2024.

The Corporation’s By-laws also include a proxy access right, providing eligible stockholders the right to include, along with the candidates nominated by the Board, their own nominees for election to the Board in the Corporation’s proxy materials. This proxy access right permits any stockholder, or group of up to 20 stockholders, who has maintained continuous qualifying ownership of 3% or more of the Corporation’s outstanding common stock for at least the previous three years, and continues to own the required common stock through the date of the applicable annual meeting, to include in the Corporation’s proxy materials such stockholder’s own nominees for election to the Board constituting up to the greater of two individuals or 20% of the total number of directors, provided that such stockholder and its nominees satisfy the requirements specified in the Corporation’s By-laws.

Stockholder Engagement

The Corporation recognizes the importance of engaging with stockholders and other key constituents on a regular basis. Open and constructive dialogue with stakeholders helps further their understanding of our strategies and performance, and allows us to receive direct feedback on the issues that are important to them. We share this feedback with our management team and Board to deepen their understanding of stockholder and other stakeholder perspectives.

Accordingly, it is the Corporation’s long-standing practice to engage proactively and routinely with a wide range of stakeholders throughout the year, including stockholders, fixed income investors, credit rating agencies, ESG rating firms, proxy advisory firms, and prospective investors. This practice continued in 2023, with our CEO, CFO, other members of senior management, and members of the Board engaging with stockholders representing approximately 40% of our outstanding shares. Topics discussed included business strategy and performance, corporate governance, executive compensation and ESG. Outreach efforts were accomplished through roadshows, individual meetings and calls, and attendance at analyst and industry conferences. We value our stockholder engagement and intend to proactively seek and consider input on an ongoing basis.

26	2024 Proxy Statement | Northern Trust Corporation

CORPORATE GOVERNANCE

Who We Engage	How We Engage	Who Participates

● Institutional investors ● Sell-side analysts ● Retail stockholders ● Pension funds ● Bondholders ● Proxy advisory firms ● Credit rating agencies ● ESG rating agencies ● Stewardship teams	● One-on-one and group meetings, in-person and virtually ● Quarterly earnings calls ● Industry and sell-side events ● Proactive outreach ● Written and electronic communications	● Executive management ● Investor relations team ● Senior leadership ● Board members ● Subject matter experts
Key Topics of Engagement
● Overall business strategy
● Current business conditions

● Financial performance

● Business continuity and operational resilience

● Sustainability, corporate citizenship, and social impact

● Corporate governance and executive compensation practices

● Human capital management

Key Engagement Resources
● Quarterly earnings ● Annual meeting ● Annual proxy statement ● Annual report ● Other SEC filings	● Northern Trust’s website ● Sustainability report ● Public events and presentations ● Disclosures to various ratings assessors

Engagement by the Numbers
~540 Investor Interactions	~260 Investor Meetings Hosted	~140 Investor Interactions with C-Suite
~40% Common Stock Outstanding Engaged

~90 Investment Firms Engaged	25+ Meetings with Rating Agencies

Sustainability

Northern Trust incorporates fundamental sustainability considerations into how we operate as a corporation, as a financial steward for our clients, and as a participant in broader society. This represents a natural extension of our principles-based legacy of client-centricity, deep expertise, and commitment to integrity.

We are committed to transparent disclosure of our sustainability practices. Since 2010, we have published an annual sustainability report using the GRI standards to provide an update on our performance. In addition, for more than a decade, we have published a greenhouse gas emissions statement annually. In recent years, we added the SASB standards to our reporting, completed an analysis of our investment portfolio to ensure alignment with the recommendations of the TCFD, and named a Chief Sustainability Officer and a Chief Climate and Sustainability Risk Officer, further demonstrating our ongoing commitment to managing risks and opportunities in this space.

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CORPORATE GOVERNANCE

Sustainability Governance Structure

Our Board and its committees engage in active oversight of sustainability and other ESG matters of significance to the Corporation and its subsidiaries. The Human Capital and Compensation Committee provides oversight of talent management and DE&I practices. The Business Risk Committee provides oversight of certain financial and operational risks associated with climate change and other environmental risk factors through its oversight of the Corporation’s global risk management framework and risk management policies. The Corporate Governance Committee provides oversight over a variety of matters relating to corporate governance, human rights, philanthropy, and sustainability. Finally, the Audit Committee provides oversight over accounting and financial reporting processes and management’s operation of disclosure controls.

Our Head of Corporate Sustainability, Inclusion and Social Impact, who reports directly to our Chairman and CEO, is responsible for the design and implementation of our enterprise sustainability strategy and also chairs the Enterprise Sustainability Council, a group of senior employees that enables the implementation and execution of Northern Trust’s sustainability strategy as it relates to tracking progress on the topics most material to the organization’s long-term value.

Sustainability Achievements

Advancing Sustainability

In 2021, we announced our commitment to achieve net-zero carbon emissions for our business operations by 2050, which means we are focused on permanently reducing greenhouse gas emissions directly linked to our operations to as close to zero as possible and offsetting or neutralizing any unabated emissions. As we continue to evaluate and reduce our impact on the environment while on the journey to net-zero, we remained carbon neutral for business operations in 2023, through the purchase of carbon allowances. Other actions demonstrating our commitment to advancing sustainability include:

●

Our sustainability reporting, which this year included the inaugural release of the TCFD report through our Asset Management business, and which has also included disclosure alignment to SASB standards, in addition to our disclosures aligned to the GRI standards and greenhouse gas emissions statements that we have published annually for more than a decade;

●

Our launch of the Sustainability Learning Hub, our newest internal resource providing curated courses and materials for our employees to learn more about sustainability, increasing regulatory expectations in this area and the role Northern Trust plays towards building a more sustainable future for our stakeholders;

●	Our participation in the UN Global Compact, which reinforces our commitment to operate in alignment with universal sustainability principles; and

●	Our governance and oversight practices and controls around our sustainability reporting processes.

Bolstering Inclusion

DE&I is a business imperative that contributes to fostering an inclusive environment in which there are equitable opportunities for financial inclusion for clients, vendors/suppliers and our employees. Over the past year, we continued to enhance our policies, practices, and structures to ensure that we attract, develop, engage and retain the best talent. As we build on our strengths around inclusion and continue our commitment to advance DE&I, our efforts include:

●	The creation of the Global Chief DE&I Officer position to advance our culture, bolster inclusion, and create sustainable impact on a global scale;

●

Our continued expansion of inclusive leadership education and learning opportunities focused on a curated curriculum to provide foundational techniques needed for managing teams in an inclusive manner; and

●

Our leveraging of our Business Resource Councils to foster an inclusive culture, offer employees across the organization early, mid-career and senior-level professional development programs, and lead volunteerism in underserved communities around the world.

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CORPORATE GOVERNANCE

Championing Social Impact

Northern Trust has a long-standing history of supporting underserved communities through philanthropic and civic initiatives. In 2023, we distributed nearly $16 million in philanthropic support to community-based organizations around the world. While charitable giving is core to our value proposition, we are also champions of social impact investing. In 2023, we committed $212 million in community development investments to support affordable housing, education and social services, job creation and wealth creation. The Bank received an “outstanding” CRA rating from the Federal Reserve Board of Chicago in its most recent examination which evaluates banks on their commitment to make capital available for low- to moderate-income neighborhoods, families, and individuals. Our long track record of “outstanding” CRA ratings has allowed us to build and maintain strong private-public partnerships with communities and clients throughout the U.S. Combined with our philanthropic efforts, we continue to be deeply committed to inclusive social and economic development for all.

For more information regarding our sustainability activities—including our focus on DE&I; community engagement; environmental impact; and sustainable products and services—see “Helpful Resources—Sustainability” on page 85.

Human Capital Management

The success of our company relies heavily on the strength of the people we employ. Attracting, engaging, developing and retaining Northern Trust talent is critical. We invest in our employees holistically to continually build a diverse pipeline of future leaders and enable internal professional advancement. The overview below outlines Northern Trust’s human capital objectives—talent management and total rewards.

Talent Management

We pride ourselves in attracting strong talent and have identified the development of our talent as a strategic priority. Our focus on well-being, diversity, and a culture of trust, care and collaboration contribute to our employer brand.

Sourcing and Recruitment. We target our talent identification, sourcing methods, and recruitment strategies to specific locations using various channels such as job boards, colleges, professional networks, associations and online social networks. We base hiring decisions on a variety of factors including relevant experience and accomplishments, educational background, professional licensing, and strong evidence of integrity and ethical behavior.

Onboarding. Northern Trust is committed to helping all new hires succeed from day one. New employees begin their onboarding journey with a comprehensive learning roadmap that orients them to our history, brand, businesses, and culture. Orientation programs also augment the onboarding experience by providing global, regional, and/or local information along with networking activities to help connect new hires to each other and other colleagues.

Learning and Development. An integrated partnership between our enterprise-wide and functional learning and development teams ensures we deliver holistic training solutions. Through our online learning portal, Northern Trust University, all employees can access a portfolio of professional and functional training offerings most helpful to their role. We provide targeted development opportunities for employees transitioning into management and throughout their management and leadership career. Our training content is dynamic as we regularly evaluate its quality and utilization and we refresh and organize courses and resources to enable employees to develop skills most critical to servicing our clients and developing their careers. A continuing area of focus is helping expand digital, analytical and financial acumen and skills across the enterprise. Many of our programs are interactive, include peer networking, and offer direct access to expert facilitators. Training is offered through online libraries of self-study content and in both virtual and classroom instructor-led formats.

Talent Planning and Organizational Effectiveness. Northern Trust is committed to identifying and developing talent with the breadth, depth, and diversity of technical and leadership skills to execute business strategies today and in the future. Managers conduct talent assessments for employees annually and business and regional leadership teams hold regular talent review discussions focused on specific topics, such as workforce needs, retention risks, diversity, top talent, readiness for promotion, readiness-to-move, and succession plans. Senior level talent reviews are also conducted each year by our senior management and Board, led by our Chairman and CEO and Chief Human Resources Officer.

Executive Officer Development and Succession Planning. The Board is responsible for succession planning for the position of CEO. The Board, led by the Human Capital and Compensation Committee, annually conducts a formal management development and succession planning review with respect to the position of the CEO and other senior officers. This review focuses on CEO succession planning, as well as developing internal candidates for advancement within the Corporation. The Human Capital and Compensation Committee makes recommendations to the Board concerning management development and succession planning. These recommendations reflect the Board’s annual management

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CORPORATE GOVERNANCE

development and succession planning review, as well as Committee discussions with and without the CEO. The Corporate Governance Committee discusses succession planning in the event of the unexpected death, incapacity, or resignation of the CEO and recommends to the Board, after consultation with the Chair of the Human Capital and Compensation Committee, an appropriate successor under such circumstances.

Performance Management. Northern Trust’s annual performance management process includes goal setting, mid- year check-ins, multi-rater feedback, and year-end reviews. Strategic corporate priorities are set by our Chairman and CEO and are applied to each business, department, team and individual. Managers are encouraged to provide regular feedback and real-time coaching to drive performance outcomes and facilitate development.

Engagement and Recognition. Building an inclusive, connected and engaged employee culture is essential to retaining our talent. We collect employee perspectives and ideas through an annual Engagement Survey. Results are evaluated to identify strengths, progress, and opportunities to strengthen employee engagement, and are shared with employees and the Board. We also offer an online employee recognition platform that strengthens the unity that binds us as a company and connects employees in new and meaningful ways.

Total Rewards

Our compensation and benefit programs are designed to be market-competitive and enable us to attract and retain talent to deliver on our strategy.

Compensation Programs. Our compensation programs are intended to motivate our employees to deliver the highest-quality service to our clients and achieve the greatest collective business results, while appropriately managing risk. They are designed, implemented and communicated to promote behaviors that are consistent with Northern Trust’s desired culture, character and enduring values of service, expertise, and integrity. We also regularly review our compensation processes and programs and take appropriate measures to ensure we can attract and retain talent in relevant markets.

Northern Trust’s base salary programs provide a competitive level of fixed pay reflecting each employee’s position, experience, qualifications and tenure. Additionally, all employees are eligible for incentive compensation to reward performance that delivers strong team or individual results. Incentive compensation is linked to both financial and nonfinancial performance criteria, including risk considerations, as determined by our Board and senior management. Select senior leaders and individual contributors may receive a percentage of their incentive in Northern Trust stock to encourage retention of key talent and to align rewards with company performance.

Employee Benefits. While the exact composition of the employee benefit package varies by country, our benefit programs are designed to be locally competitive, to meet the needs of our employees and their families, and to reflect the cultural values of the organization. Typical benefit programs include retirement, health care, paid time off, income protection such as disability and life insurance, leaves of absence, and access to our Employee Assistance Program. Our expanded employee well-being programs and resources focus on how to manage stress, build resiliency, and be attuned to mental health issues; accessing flexible or voluntary benefits; and enhancements to various parental leave offerings.

Communications with the Board and Independent Directors

Stockholders and other interested persons may communicate with any of the Corporation’s directors, including the Lead Director or the independent directors as a group, by writing a letter addressed to the applicable director(s), c/o Northern Trust Corporation, 50 South La Salle Street, M-9, Chicago, Illinois 60603, Attention: Corporate Secretary. Any stockholder or other interested person who has a particular concern regarding accounting, internal accounting controls, or other audit matters that he or she wishes to bring to the attention of the Audit Committee may communicate those concerns to the Audit Committee or its Chair using the address indicated above. The Corporation’s Corporate Secretary will review and forward communications to the appropriate member or members of the Board. The Corporate Secretary need not forward or retain any communications determined to be mass mailings, routine solicitations for business or contributions, or communications determined not to be relevant to the performance of the duties of the Board.

Securities Transactions Policy and Policy Against Hedging

Our Securities Transactions Policy prohibits directors, employees, including our named executive officers, and certain of their family members from purchasing or selling any type of security, whether issued by us or another company, while such persons are aware of material nonpublic information relating to the issuer of the security and from providing such material nonpublic information to any person who may trade while aware of such information. This policy also prohibits directors, employees, and certain of their family members from (i) engaging in short selling, margining, pledging or hypothecating the Corporation’s securities; (ii) trading in options, warrants, puts, calls, as well as derivatives such as swaps, forwards, futures or similar instruments on the Corporation’s securities; and (iii) engaging in any other transaction that hedges or offsets, or is designed to hedge or offset, any decrease in the market value of a Northern Trust equity security.

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ITEM 2—ADVISORY VOTE ON EXECUTIVE COMPENSATION

Pursuant to Section 14A of the Exchange Act, and the rules and regulations promulgated thereunder by the SEC, the Corporation is required to include in this Proxy Statement a separate resolution, subject to an advisory vote, to approve the compensation of our named executive officers as disclosed in this Proxy Statement (commonly referred to as a “Say-on-Pay” advisory vote). In a nonbinding, advisory vote on the frequency of Say-on-Pay votes held at our 2023 Annual Meeting of Stockholders, stockholders voted in favor of conducting Say-on-Pay votes annually. In light of this result, and other factors considered by the Board, the Corporation will continue to hold Say-on-Pay votes on an annual basis. Accordingly, the Board is requesting that stockholders vote FOR approval of the following resolution:

“Resolved, that the compensation paid to the Corporation’s named executive officers, as disclosed in its Proxy Statement dated March 6, 2024, pursuant to Item 402 of Regulation S-K of the Exchange Act, including the Compensation Discussion and Analysis, compensation tables, and narrative discussion, is hereby APPROVED.”

As an advisory vote, this proposal is not binding on the Corporation. Although the vote is nonbinding, the Board and the Human Capital and Compensation Committee value the opinions of our stockholders and, consistent with past practice, will consider the outcome of the vote when determining compensation policies and making future compensation decisions for our named executive officers.

The Corporation’s executive compensation program and the framework used in evaluating and making 2023 compensation decisions for our named executive officers are described in the Compensation Discussion and Analysis that begins on page 32 of this Proxy Statement.

The Board unanimously recommends that you vote FOR this proposal.

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COMPENSATION DISCUSSION AND ANALYSIS

Our Named Executive Officers

This Compensation Discussion and Analysis describes how we compensate our executives, including our 2023 named executive officers. The names of, and selected demographic information related to, each of our named executive officers are as follows:

(1) Mr. Gamba joined the Corporation effective April 3, 2023.

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COMPENSATION DISCUSSION AND ANALYSIS

Executive Summary

In determining compensation for our named executive officers, the Human Capital and Compensation Committee (and, in the case of the Chairman and CEO, the full Board), takes into account both the overall performance of the Corporation, as well as individual performance considerations.

Corporate Performance Considerations	Individual Performance Considerations	Compensation Decisions

Financial ● Growth ● Profitability / productivity ● Returns Business / Strategic ● Client ● Growth ● Transformation Risk ● Financial / nonfinancial risks ● Key enterprise programs ● Crisis management

Named Executive Officers

●  Performance against individual goals, including, but not limited to, those relating to:

¡   Financial performance

¡   Business / strategic results

¡   Financial / nonfinancial risk

¡   Talent

¡   Leadership

●  Market compensation levels / trends

●  Internal equity

●  Potential for future contributions to the organization

CEO

●  ≥75% of incentive compensation in long-term equity*

●  ≤25% of incentive compensation in cash

Other Named Executive Officers

●  ≥70% of incentive compensation in long-term equity*

●  ≤30% of incentive compensation in cash

*  Long-term equity awards consist of 65% performance stock units and
35% restricted stock units

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COMPENSATION DISCUSSION AND ANALYSIS

Corporate Performance Summary

2023 Financial Performance Highlights

Key highlights with respect to our financial performance:

We achieved these financial results while continuing to maintain strong capital ratios, with all ratios exceeding those required for classification as “well capitalized” under federal bank regulatory capital requirements.

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COMPENSATION DISCUSSION AND ANALYSIS

2023 Business / Strategic Performance Highlights

Execution on our strategies was demonstrated through various strategic achievements, including:

●

Our Asset Servicing business expanded the global presence of Front Office Solutions, an integrated, cloud-based investment lifecycle platform, with the addition of new clients in Europe and the Middle East; Front Office Solutions was also awarded “Best Mobile Strategy” and “Best Data Management Initiative” by Waters Technology.

●

Our Wealth Management business maintained its strong positioning in the family office and ultra-high-net-worth segments with Northern Trust being named the “Best Private Bank for Succession Planning, U.S.” and the “Best Private Bank for Succession Planning, U.S.” by publications of the Financial Times Group.

●

Our Asset Management business implemented a renewed focus on segments with a demonstrated long-term track record of performance, including the Tax Advantaged Equity platform and high yield capability, with an emphasis on providing support to our Asset Servicing and Wealth Management businesses.

●

We accelerated our data modernization efforts through our proprietary Matrix Data Platform, pairing our enterprise data mesh with other technologies to create a new open architecture for our asset servicing platforms globally.

●	We continued the efforts of our Productivity Office tasked with coordinating and leading our efforts to deploy our resources efficiently, resulting in more than $100 million in savings.

2023 Risk Management Performance Highlights

Execution with respect to management of our financial and nonfinancial risks was reflected in:

●	Our enhancement of our risk management and controls environment globally and the creation of a new Global Head of Regulatory Affairs position.

●

The continued strength of our balance sheet and liquidity position, which were further reinforced through significant investment portfolio repositionings which de-risked the portfolio and enhanced regulatory capital and liquidity ratios.

●

Our organizational resilience while operating in an environment of increased geopolitical, macroeconomic and other risks, with a focus on continued delivery of a high level of service to meet our clients’ needs.

●	The robustness of our regulatory capital ratios, with our Common Equity Tier 1 ratio at 11.4% percent as of December 31, 2023.

●	Our steadfast commitment to a culture of risk awareness, good conduct, accountability, and respect for regulatory compliance.

Named Executive Officer Performance Considerations

In determining the incentive compensation for our named executive officers for 2023, the Human Capital and Compensation Committee evaluated, among other considerations, each named executive officer’s individual performance, consisting of:

●	assessments of performance against individual financial, business and risk management objectives; and

●

evaluation of performance against pre-defined talent- and corporate leadership-related goals for each named executive officer. These goals are intended to promote a focus on factors such as talent development, employee engagement, leadership behaviors, and inclusion. Individual named executive officer performance is reviewed in the section below titled “2023 Compensation Design and Decisions—2023 Individual Performance Considerations” beginning on page 43.

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COMPENSATION DISCUSSION AND ANALYSIS

2023 Compensation Outcomes

Based upon its review of our corporate performance, as described above, and the individual performance of each named executive officer, discussed in this Compensation Discussion and Analysis, the Human Capital and Compensation Committee approved the compensation amounts outlined in the table below. This table provides a comprehensive summary of each named executive officer’s total direct compensation for the 2023 and 2022 performance years. This perspective may be useful in reviewing key incentive compensation decisions, as this is how the Committee considers performance and pay, with incentive compensation generally reflective of prior year’s performance. It should be noted that the table below is not intended to be a substitute for the Summary Compensation Table on page 54, as certain amounts in the table below are different than the amounts in the Summary Compensation Table. The most significant difference is that this table reflects long-term incentive awards granted in February 2024 and February 2023 for the 2023 and 2022 performance years, respectively, while the Summary Compensation Table provides the value of the equity awards for the year in which they were granted.

				Long-Term Incentives
Executive	Year	Salary (1)	Short-Term Annual Cash Incentive	Performance Stock Units	Restricted Stock Units	Total Incentive Compensation (2)	Total
Michael G. O’Grady Chairman and Chief Executive Officer	2023	$1,000,000	$500,000	$5,005,000	$2,695,000	$8,200,000	$9,200,000
	2022	1,000,000	1,000,000	5,525,000	2,975,000	9,500,000	10,500,000
Jason J. Tyler Chief Financial Officer	2023	600,000	990,000	1,501,500	808,500	3,300,000	3,900,000
	2022	600,000	1,080,000	1,638,000	882,000	3,600,000	4,200,000
Peter B. Cherecwich President—Asset Servicing	2023	675,000	1,147,500	1,740,375	937,125	3,825,000	4,500,000
	2022	675,000	1,320,000	2,002,000	1,078,000	4,400,000	5,075,000
Steven L. Fradkin President—Wealth Management	2023	675,000	1,147,500	1,740,375	937,125	3,825,000	4,500,000
	2022	675,000	1,320,000	2,002,000	1,078,000	4,400,000	5,075,000
Daniel E. Gamba(3) President—Asset Management	2023	675,000	1,147,500	1,740,375	937,125	3,825,000	4,500,000
	2022	—	—	—	—	—	—

(1) Except for Mr. Gamba, represents the applicable named executive officer’s salary, as determined in February 2023 and 2022, respectively. See footnote 3 below with respect to Mr. Gamba.

(2) Represents the total cash and equity incentive awards received by the applicable named executive officer in February 2024 for the 2023 performance year and February 2023 for the 2022 performance year, respectively.

(3) Mr. Gamba joined Northern Trust effective April 3, 2023. His annualized 2023 salary was established at that time and is reflected in the table above. The Corporation also granted him an award of restricted stock units with a grant date fair value of $4.8 million as a make-whole award to replace unvested equity awards Mr. Gamba forfeited when he terminated employment with his former employer. These awards are subject to forfeiture and/or clawback if Mr. Gamba does not maintain continuous employment with the Corporation for a prescribed period of time. Mr. Gamba’s restricted stock unit awards are subject to terms and conditions identical to those granted to our other named executive officers. When considering Mr. Gamba’s initial compensation arrangement, the Human Capital and Compensation Committee considered a variety of market data, Mr. Gamba’s experience, the value of outstanding equity awards from his prior employer, and the input of Meridian Compensation Partners, LLC as its compensation consultant.

The Committee (and, for the CEO, the full Board) determined to award incentive compensation lower than the prior year for Messrs. O’Grady, Tyler, Cherecwich, and Fradkin based on the Corporation’s 2023 financial performance, including lower pre-tax income. Further information with respect to the performance factors impacting each named executive officer’s compensation for 2023 can be found under “2023 Compensation Design and Decisions—2023 Individual Performance Considerations” beginning on page 43.

Consistent with our pay for performance philosophy, the pay mix for our CEO and each of our other named executive officers heavily emphasizes incentive compensation. Our long-term incentive mix further emphasizes performance-based pay, with 65% of the long-term incentives being awarded in performance stock units earned based on performance over a three-year period, and 35% being awarded in restricted stock units which vest ratably over a four-year period.

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COMPENSATION DISCUSSION AND ANALYSIS

Compensation Governance Practices

We have implemented the compensation practices summarized below to ensure that our compensation program is effective in addressing stockholder objectives.

What We Do	What We Do Not Do

✓   Closely align pay and performance, with the Human Capital and Compensation Committee validating this alignment annually

✓   Ensure performance-based compensation comprises the most significant portion of incentive compensation, with 65% of long-term incentives being awarded in performance stock units based on performance over a three-year period

✓   Subject short- and long-term incentive awards to potential forfeiture or clawback in the event of misconduct resulting in a restatement of our financial statements and certain other types of misconduct

✓   Ensure our executives meet robust stock ownership guidelines, including holding requirements for any executive below the stock ownership guidelines

✓   Use an independent compensation consultant to advise the Human Capital and Compensation Committee

✓   Ensure overlapping membership between the Human Capital and Compensation Committee and our Audit and Business Risk Committees

✗   Excise tax gross-ups for executive change in control arrangements

✗   Single-trigger change in control benefits

✗   Short selling, margining, hedging, pledging or hypothecating company shares permitted under our Securities Transactions Policy

✗   Compensation plans that encourage excessive risk-taking

✗   Excessive perquisites

✗   Repricing of underwater options

✗   Dividend equivalents distributed on unvested performance or restricted stock unit awards

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COMPENSATION DISCUSSION AND ANALYSIS

2023 Advisory Vote on Executive Compensation

Our 2022 named executive officer compensation was approved on an advisory basis by our stockholders at our 2023 Annual Meeting of Stockholders. Approximately 97% of the votes present and entitled to vote at the meeting, including abstentions, supported approval of 2022 named executive officer compensation. Although such advisory votes are nonbinding, the Board reviews and thoughtfully considers the voting results when determining compensation policies and making future compensation decisions for named executive officers. Additionally, as mentioned under “Stockholder Engagement” beginning on page 26 of this Proxy Statement, it is our practice to engage proactively and routinely with stockholders throughout the year to help further their understanding of our performance and strategies and to allow us to receive direct feedback on issues relating to the Corporation. The decisions made by the Board and the Human Capital and Compensation Committee with respect to compensation for 2023 reflect the Board and the Committee’s belief, based on the results of the advisory vote on 2022 named executive officer compensation and our ongoing dialogue with stockholders, that our stockholders generally support our overall executive compensation program.

Guiding Principles for Executive Compensation

Our compensation philosophy enables us to attract, reward and retain talent at all levels who will contribute to our long-term success. With the goals of strong long-term financial performance and creating long-term stockholder value, our executive compensation program and compensation decisions are framed by the four guiding principles described below.

Guiding Principle	Impact on Compensation Design

Linked to Long-Term Performance

●  Performance stock units, which constitute 65% of long-term incentive compensation, are based on achievement of three-year average ROE targets on an absolute basis and our three-year average ROE relative to that of our performance peer group.

Aligned with Stockholder Interests

●  Majority of incentive compensation is delivered in long-term incentives (approximately 94% of 2023 total incentive compensation for Mr. O’Grady).

●  Executives are subject to robust stock ownership guidelines.

Positioned Competitively in the Marketplace	● Compensation levels are developed with reference to similar roles at a peer group of comparable companies.

Discourages Inappropriate Risk-Taking

●  Short- and long-term incentives are subject to potential forfeiture or clawback in the event of a restatement of our financial statements and certain types of misconduct, including inappropriate risk-taking resulting in “significant risk outcomes.”

●  Short-term cash incentive compensation awards and performance stock unit payouts are capped.

●  Human Capital and Compensation Committee can exercise negative discretion to reduce incentive compensation.

●  Compensation program balances short-term and long-term performance objectives.

Risk Management

A key objective of our compensation program is to ensure that the incentive compensation design does not encourage inappropriate risk-taking. We have considered our incentive compensation program in light of the guidance provided by the Board of Governors of the Federal Reserve System with respect to sound incentive compensation policies at financial institutions. We believe our compensation arrangements are consistent with our safety and soundness and appropriately aligned with our overall risk profile.

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COMPENSATION DISCUSSION AND ANALYSIS

Our compensation framework supports effective risk management in multiple ways. The Human Capital and Compensation Committee considers corporate and individual risk management performance in determining incentive compensation grants. Further, at least 70% of incentive compensation awarded to named executive officers is delivered in deferred long-term incentive equity awards, with 65% of those long-term incentives provided in performance stock units. Performance stock units, which contain meaningful performance targets for named executive officers and are payable in shares if those targets are attained, discourage inappropriate risk-taking behavior because they can only be earned by attaining long-term performance goals and because the value of the award is less susceptible than stock options to short-term fluctuations in share value. All long-term incentive awards vest over a multi-year period and have an inherent risk adjustment factor based on changes in the value of our common stock. Both short-term and long-term incentive compensation arrangements for named executive officers are subject to certain forfeiture and recoupment provisions. Further information with respect to these forfeiture and recoupment provisions for our named executive officers can be found under “Other Compensation Practices—Forfeiture and Recoupment.”

The Human Capital and Compensation Committee annually reviews an assessment of the effectiveness of the design and performance of our incentive compensation arrangements and practices in providing risk-taking incentives that are consistent with the safety and soundness of the Corporation and its subsidiaries. This assessment includes a third-party evaluation of whether our incentive compensation arrangements and practices discourage inappropriate risk-taking behavior by participants. In connection with the Committee’s assessment, an annual incentive compensation risk performance review overseen by the Chief Risk Officer and, discussing such officer’s observations and assessments of risk performance for the Corporation and each of its significant businesses, is also presented to the Committee. The Committee will continue to monitor and, if necessary, revise our incentive compensation program to ensure that it continues to balance appropriately the objectives of stockholders, the needs of the business and risk concerns.

Pursuant to its charter, the Human Capital and Compensation Committee is required to have at least one member who is a member of the Business Risk Committee and at least one member who is a member of the Audit Committee. This overlap in composition is intended to ensure that compensation decisions reflect the input of the Audit and Business Risk Committees.

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COMPENSATION DISCUSSION AND ANALYSIS

Executive Compensation Program Elements

The table below provides a brief description of the elements of our 2023 compensation program and how each element helps address our guiding principles for executive compensation.

Element	Link to Compensation Philosophy	Rationale/Key Features

Base Salary	● Targeted at competitive levels among compensation peer group companies.	● Base salaries provide a fixed level of income consistent with a named executive officer’s position and responsibilities, competitive pay practices and internal equity principles.

Incentive Compensation

●  Total incentive funding for the Corporation is established as a percentage of pre-tax income.

●  Individual awards are targeted at competitive levels among compensation peer group companies, with actual awards varying to reflect both company and individual performance.

●  Allocated in a mix that is predominantly equity-based (at least 75% for the CEO and 70% for other named executive officers).

●  The Human Capital and Compensation Committee determines incentive awards based on a holistic assessment of corporate, business unit and individual performance along with consideration of internal equity and external market data.

Annual Cash Incentive	● Provides cash award to reward prior-year performance.	● Represents no more than 25% of incentive compensation for the CEO and 30% of incentive compensation for other named executive officers.

Performance Stock Units	● Provides deferred incentive compensation subject to future long-term performance outcomes. ● Aligned with stockholders’ interests by motivating executive officers to act as owners.	● Comprises 65% of equity compensation. ● The number of shares that will vest will be determined based on three-year average absolute and relative ROE performance.

Restricted Stock Units

●  Provides deferred incentive compensation subject to time-based vesting requirements.

●  Aligned with stockholders’ interests by motivating executive officers to act as owners and provides enhanced retention.

● Comprises 35% of equity compensation. ● Vests ratably over four years.

Retirement, Health and Welfare Benefits	● Targeted at competitive levels among peer group companies.	● Benefits are designed with broader employee populations in mind and are not specifically structured for executive officers.

Additional information with respect to each of the principal elements of our compensation program can be found beginning on page 42.

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COMPENSATION DISCUSSION AND ANALYSIS

Executive Compensation Determination Process

Role of the Board of Directors

The full Board sets the compensation of our Chairman and CEO. In determining the appropriate level of compensation for the Chairman and CEO, the Board gives substantial weight to the recommendation of the Human Capital and Compensation Committee, but retains ultimate oversight and responsibility for such compensation decisions.

Role of the Human Capital and Compensation Committee

Throughout the year, the Human Capital and Compensation Committee evaluates the effectiveness of the executive compensation program and discusses the performance of the Corporation and executives.

During its February meeting each year, the Human Capital and Compensation Committee discusses and determines the appropriate level of compensation for each executive officer. The Committee determines the amount of individual compensation to be awarded to our executive officers by evaluating overall company performance, as well as individual executive officer performance and market compensation levels and expected trends. In doing so, the Committee focuses on each executive officer’s total direct compensation, taking into account all elements of our executive compensation program holistically rather than each compensation element individually.

The Human Capital and Compensation Committee’s evaluation of overall company performance is based on a review of financial, business and risk management performance relative to corporate goals. The Committee’s review of financial performance focuses on comparisons of key financial indicators relative to prior year and budget performance as well as relative to peers and relevant indices. The Committee’s review of risk management performance focuses on financial and nonfinancial risks and key enterprise programs. The Committee’s review of business performance focuses on annual objectives that drive progress against our long-term strategic plan.

The Human Capital and Compensation Committee’s evaluation of individual executive officer performance is based on a review of financial, business and risk management performance, and based on each executive officer’s role and responsibilities. The Committee also evaluates each individual’s leadership- and talent-related performance. In evaluating performance, the Committee may consider additional factors—including individual performance in nonfinancial areas that are important to long-term growth and the enhancement of stockholder value—and does not assign a specific weight to any individual factor. This flexibility allows the Committee to make incentive compensation decisions that reflect, among other things, our business model and strategy, prevailing market trends, evolution in the financial and regulatory environment, and risk management objectives. In the case of the Chairman and CEO, the Committee shares its evaluation with the Board in order for the Board to set the Chairman and CEO’s compensation.

Role of the Chairman and CEO

The Chairman and CEO presents the Human Capital and Compensation Committee with recommendations on the total compensation for each of our other executive officers. These recommendations reflect considerations with respect to overall company performance, as well as performance against the past year’s individual performance expectations, including with regard to business risks and individual adherence to risk and compliance policies and procedures. The Committee gives substantial weight to the recommendations of the Chairman and CEO, but retains the ultimate oversight and responsibility to set compensation for all executive officers, except for the Chairman and CEO, whose compensation is set by the Board with consideration given to the recommendations of the Committee.

Role of Human Resources

The Human Resources function provides materials to assist the Human Capital and Compensation Committee in making executive compensation decisions, including current and historical compensation data for executive officers. Our Chief Human Resources Officer attends and participates in all Committee meetings. The Human Resources function also assists the Chairman and CEO in formulating his compensation recommendations for all other executive officers.

Role of the Human Capital and Compensation Committee’s Independent Compensation Consultant

The Human Capital and Compensation Committee has retained Meridian Compensation Partners, LLC (“Meridian”), a nationally recognized executive compensation consulting firm, as its independent compensation consultant. The Committee confers with its independent compensation consultant to ensure that decisions and actions are consistent with stockholders’ long-term interests and compensation-related best practices within the financial services industry. The Committee also

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COMPENSATION DISCUSSION AND ANALYSIS

references market data provided by its independent compensation consultant when considering compensation for executive officers. At least one representative of the Committee’s independent compensation consultant attended all meetings of the Committee during 2023.

The Committee’s independent compensation consultant provides insights into compensation trends and market practices, presents views on the compensation proposed by the Committee and participates in Committee meeting discussions and executive sessions. The Corporation does not engage the Committee’s independent compensation consultant for additional services outside of providing executive compensation consulting to the Committee. The Committee conducted assessments of potential conflicts of interest and independence issues with respect to Meridian pursuant to applicable SEC rules and NASDAQ listing standards and no such conflicts or issues were identified.

Use of Compensation Peer Group and Market Data

To help to inform its decision-making, the Human Capital and Compensation Committee reviews peer group data regarding competitive pay levels and overall compensation program design in the marketplace. The peer group utilized by the Committee for setting compensation has historically consisted of the Corporation’s two most comparable trust and custody peers—The Bank of New York Mellon Corporation and State Street Corporation—as well as certain other banking, wealth management and asset management firms similar to the Corporation in certain respects, but not necessarily representing primary business competitors. The peer group utilized by the Committee in considering overall compensation plan design consists of a broader set of financial services firms with which the Corporation competes for business and talent.

The peer group reflected below was used to assess competitive compensation when developing base salary decisions and determining the size of short-term annual cash incentive awards and long-term incentive grants made in 2023 and 2024 based on the 2022 and 2023 performance years, respectively. First Republic Bank was also included in this peer group for the 2022 performance year but was removed in 2023 following its entry into federal receivership and acquisition by another financial institution.

Compensation Peer Group

● BlackRock, Inc.	● Truist Financial Corporation

● Fifth Third Bancorp	● T. Rowe Price Group, Inc.

● Franklin Resources, Inc.	● The Bank of New York Mellon Corporation

● KeyCorp	● The Charles Schwab Corporation

● M&T Bank Corporation	● The PNC Financial Services Group, Inc.

● State Street Corporation	● U.S. Bancorp

When making compensation decisions, the Human Capital and Compensation Committee considers how the recommended compensation levels will compare to the median compensation for comparable positions among the peer group companies. The Committee also considers market data for comparable positions among other large financial services firms as reported in industry surveys and public filings. However, the Committee recognizes that the compensation levels may vary from market median compensation levels based on our performance or specific individual circumstances, including the executive’s tenure in the role, the nature of the responsibilities of the executive and the executive’s individual performance.

2023 Compensation Design and Decisions

Base Salary

The Human Capital and Compensation Committee believes that base salaries should provide a fixed level of annual income consistent with an executive officer’s position and responsibilities, competitive pay practices and internal equity among executive officers.

The Committee considers the following factors when determining base salaries:

●	targeted base salary levels that balance market pay practices with internal equity principles;

●	experience and qualifications of the individual executive;

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COMPENSATION DISCUSSION AND ANALYSIS

●	the executive officer’s tenure in the position or a position of similar level;

●	significant changes in assignment or scope of responsibility; and

●	individual performance over the prior year relative to established goals and expectations for the position.

For new and recently promoted executives, the Committee’s approach is to increase base salary incrementally to the appropriate target pay level as the executive officer gains experience and tenure in the new position.

No actions were taken in 2023 to increase the base salary of any of the named executive officers. Mr. Gamba’s base salary was established in connection with his hiring in April 2023.

Incentive Compensation

Annual incentive compensation provides an opportunity for our executive officers to receive awards based on our overall company performance, as well as each executive officer’s individual performance. We use a total incentive approach that provides cash and equity incentives based on prior-year performance with the total corporate annual incentive pool funded based on a targeted percentage of pre-tax income. The Committee believes that its structured use of discretion in determining incentives for the named executive officers is appropriate as it allows the Committee to assess performance holistically across multiple dimensions of performance; provides for a year-end assessment of the operating environment and how well we performed relative to our direct peers; and ensures that the Committee has the ability to adjust incentives for how results were achieved (e.g., degree of risk taken, sustainability of results). The Committee also considers market data, each executive’s performance, each executive’s potential for future contributions to the organization and internal equity principles.

The Committee also determines the mix of incentive compensation awarded as a combination of cash and deferred equity awards. The Committee has established that a minimum of 75% of the CEO’s incentive, and 70% of incentives for the other named executive officers, will be granted through long-term (i.e., equity) incentive awards of which 65% is granted as performance stock units and the remaining 35% is granted as restricted stock units.

The process that the Human Capital and Compensation Committee uses to determine final incentive awards is not tied to a rigid formula, but rather relies on an assessment of quantitative and qualitative performance criteria for Northern Trust as a whole, specific businesses and individual executive officers.

2023 Individual Performance Considerations

Further detail with respect to individual performance considerations for each named executive officer receiving incentive compensation for the 2023 performance year is set forth on the following pages.

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COMPENSATION DISCUSSION AND ANALYSIS

MICHAEL G. O’GRADY

Chairman and Chief Executive Officer
2023 TOTAL DIRECT COMPENSATION

Overview of Responsibilities and Performance Evaluation

As the Corporation’s Chairman and CEO, Mr. O’Grady is primarily responsible for leading the development and implementation of our corporate strategies; managing risk; developing our senior leaders; and embodying our guiding principles of service, expertise and integrity. To determine Mr. O’Grady’s 2023 compensation, the Human Capital and Compensation Committee and the Board considered the performance of the Corporation under Mr. O’Grady’s leadership, the performance of the Corporation’s leadership team as a whole, and how well Mr. O’Grady fulfilled his specific individual performance objectives. Mr. O’Grady’s individual performance objectives were set in early 2023 at the direction of the Human Capital and Compensation Committee and the full Board. In early 2024, the Human Capital and Compensation Committee and the Board evaluated Mr. O’Grady’s performance against the individual objectives established for him in 2023. The Human Capital and Compensation Committee and the Board considered not only whether Mr. O’Grady satisfied each of his individual performance objectives, but also how he satisfied such objectives. The Human Capital and Compensation Committee and the Board also considered how Mr. O’Grady’s compensation compared to that of peer CEOs.

Performance Factors

Key performance results considered by the Human Capital and Compensation Committee and the Board in determining Mr. O’Grady’s compensation for 2023 are reflected below.

	Performance Area	Key Performance Results
Financial

●  Total consolidated revenue remained flat at $6.8 billion in 2023 as compared to 2022, in a challenging environment.

●  ROE of 10.0% for 2023, down from 12.7% for 2022, but within our target range of 10 - 15%.

●  Diluted earnings per share of $5.08 for 2023, compared to $6.14 for 2022, a decrease of 17%.

●  Noninterest income of $4.8 billion for 2023, compared to $4.9 billion for 2022, a decrease of 2%.

●   Pre-tax margin of 21.6% for 2023, compared to 26.1% for 2022.

●   Noninterest expense as a percentage of trust, investment and other servicing fees of 121% for 2023, compared to 112% for 2022.

Business / Strategic

●  High levels of client satisfaction across each of the businesses.

●   Client relationships across the globe maintained and developed through outreach and engagement efforts.

●  Meaningful progress on enterprise data and digital initiatives.

●  Significant investment to enhance the technology environment focused on reliability, security, productivity and the delivery of high-value service and innovative solutions for clients.

Risk

●   Strong organizational resilience while operating in an environment of increased geopolitical, macroeconomic, and other risks, with a focus on continued delivery of a high-level of service to meet our clients’ needs.

●  Key enterprise risk management programs progressed.

●  Established new Global Head of Regulatory Affairs role, with a focus on, among other things, overseeing continuous enhancement of our risk management and controls globally.

Talent

● Continued disciplined talent management practices, inclusive of leadership succession planning to foster workforce resiliency today and in the future.

●  Enterprise initiatives to promote adaptive and engaged workforce progressed.

Leadership

●  Continued commitment to civic leadership and philanthropic giving, inclusive of launching the first annual Northern Trust Anchor Award, a $1 million grant.

●  Strong employee engagement among senior management and the broader employee population.

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COMPENSATION DISCUSSION AND ANALYSIS

JASON J. TYLER

Chief Financial Officer
2023 TOTAL DIRECT COMPENSATION

Overview of Responsibilities and Performance Evaluation

As the Corporation’s Chief Financial Officer, Mr. Tyler is primarily responsible for financial reporting and control, management reporting and analysis, liquidity management, capital planning and investor relations. To determine Mr. Tyler’s 2023 compensation, in addition to overall company performance, the CEO and Human Capital and Compensation Committee considered how well Mr. Tyler fulfilled his specific individual performance objectives. The CEO and the Committee considered not only whether Mr. Tyler satisfied each of his individual performance objectives, but also how he satisfied such objectives. The CEO and the Committee also considered how Mr. Tyler’s compensation compared to that of peer CFOs and the additional experience and tenure he has gained in his role as CFO.

Performance Factors

Key performance results considered by the CEO and the Human Capital and Compensation Committee in determining Mr. Tyler’s compensation for 2023 are reflected below.

	Performance Area	Key Performance Results
Financial

●  Total consolidated revenue remained flat at $6.8 billion in 2023 as compared to 2022, in a challenging environment.

●  ROE of 10.0% for 2023, down from 12.7% for 2022, but within our target range of 10 - 15%.

●  Diluted earnings per share of $5.08 for 2023, compared to $6.14 for 2022, a decrease of 17%.

● Noninterest income of $4.8 billion for 2023, compared to $4.9 billion for 2022, a decrease of 2%.

●  Pre-tax margin of 21.6% for 2023, compared to 26.1% for 2022.

●   Noninterest expense as a percentage of trust, investment and other servicing fees of 121% for 2023, compared to 112% for 2022.

Business / Strategic

●   Significant investment portfolio repositionings executed, de-risking the portfolio and enhancing regulatory capital and liquidity ratios.

●  Continued the efforts of the Productivity Office tasked with coordinating and leading our efforts to deploy our resources efficiently, resulting in more than $100 million in savings.

●  $977.7 million in capital returned to common stockholders in 2023, enabled by the strength of Northern Trust’s financial position.

●  Business diversity program efforts and initiatives to further encourage the economic development of diverse suppliers progressed.

●  Strong investor relations program with high quality stockholder dialogue.

Risk

●  Strong balance sheet and liquidity positions maintained, enabling support of clients’ liquidity needs.

●  Robust regulatory capital ratios, with the Common Equity Tier 1 ratio at 11.4% as of December 31, 2023.

Talent

●  Continued to provide executive sponsorship to the Black Business Resource Council, driving engagement and focus of diverse talent and development initiatives.

● Facilitated numerous leadership changes in the Finance organization, evidencing robust talent planning and commitment to employee development.

	Leadership	● Actively enhanced engagement with stakeholders, including regulators, clients and stockholders during challenges that confronted the industry.

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COMPENSATION DISCUSSION AND ANALYSIS

PETER B. CHERECWICH

President—Asset Servicing
2023 TOTAL DIRECT COMPENSATION

Overview of Responsibilities and Performance Evaluation

As the Corporation’s President of Asset Servicing, Mr. Cherecwich is primarily responsible for the overall performance of such business. To determine Mr. Cherecwich’s 2023 compensation, in addition to overall company performance, the CEO and Human Capital and Compensation Committee considered how well Mr. Cherecwich fulfilled his specific individual performance objectives. The CEO and the Committee considered not only whether Mr. Cherecwich satisfied each of his individual performance objectives, but also how he satisfied such objectives. The CEO and the Committee also considered how Mr. Cherecwich’s compensation compared to that of peers.

Performance Factors

Key performance results considered by the CEO and the Human Capital and Compensation Committee in determining Mr. Cherecwich’s compensation for 2023 are reflected below.

	Performance Area	Key Performance Results
Financial

●  Asset Servicing business revenue, on a fully taxable equivalent basis, of $4.14 billion for 2023, compared to $4.10 billion for 2022, an increase of 1%.

●  Asset Servicing business pre-tax margin of 20.8% for 2023, compared to 24.5% for 2022.

● Asset Servicing business trust, investment and other servicing fees of $2.46 billion for 2023, compared to $2.50 billion for 2022, a decrease of 1% in a challenging environment.

● Asset Servicing business assets under custody/administration of $14.4 trillion for 2023, compared to $12.7 trillion for 2022, an increase of 13%.

● Asset Servicing business noninterest expense as a percentage of trust, investment and other servicing fees of 133% for 2023, compared to 124% for 2022.

Business / Strategic

●  Competitive position of the Asset Servicing business strengthened further within target markets, with Northern Trust receiving “Transfer Agent of the Year” and “Best Global Custodian for Asset Owners” by Funds Europe Awards and AsianInvestor Asset Management Awards, respectively.

●  Front Office Solutions expanded its global presence in serving the data and operations needs of institutional investors with the addition of new clients in Europe and the Middle East.

●  Data modernization accelerated through our Matrix Data Platform, pairing data mesh with other technologies for our asset servicing platforms globally.

●  Data science and digital infrastructure strategies executed through Investment Data Science (IDS) and in partnership with Equity Data Science (EDS) enabling Northern Trust to be recognized as “Best Data Science Solution Provider (IDS/EDS)” at the 2023 Hedgeweek US Awards and “Best Data Management Solution (IDS/EDS)” at the 2023 HFM US Services Awards.

●  Strong momentum in key growth areas such as capital markets solutions, currrency mangement, and the Fixed Income Clearing Corporation Sponsored Repo program.

Risk

●   Continued investment by the Assert Servicing business in its ability to resiliently provide capabilities to its clients and the markets in which they invest, including controls supporting information technology resiliency and third party risk oversight.

	Talent	● Numerous organizational changes to capitalize on synergies across the Asset Servicing business and provide career development to employees.
	Leadership	● Strong engagement within the Asset Servicing business through tailored communications, engagement initiatives and client events.

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COMPENSATION DISCUSSION AND ANALYSIS

STEVEN L. FRADKIN

President—Wealth Management
2023 TOTAL DIRECT COMPENSATION

Overview of Responsibilities and Performance Evaluation

As the Corporation’s President of Wealth Management, Mr. Fradkin is primarily responsible for the overall performance of such business. To determine Mr. Fradkin’s 2023 compensation, in addition to overall company performance, the CEO and Human Capital and Compensation Committee considered how well Mr. Fradkin fulfilled his specific individual performance objectives. The CEO and the Committee considered not only whether Mr. Fradkin satisfied each of his individual performance objectives, but also how he satisfied such objectives. The CEO and the Committee also considered how Mr. Fradkin’s compensation compared to that of peers.

Performance Factors

Key performance results considered by the CEO and the Human Capital and Compensation Committee in determining Mr. Fradkin’s compensation for 2023 are reflected below.

	Performance Area	Key Performance Results
Financial

●  Wealth Management business revenue, on a fully taxable equivalent basis, of $2.88 billion for 2023, compared to $2.94 billion for 2022, a decrease of 2%.

●  Wealth Management business pre-tax margin of 33.9% for 2023, compared to 38.0% for 2022.

●  Wealth Management business trust, investment and other servicing fees of $1.90 billion for 2023, compared to $1.94 billion for 2022, a decrease of 2%.

●  Wealth Management business noninterest expense as a percentage of trust, investment and other servicing fees of 99% for 2023, compared to 94% for 2022.

Business / Strategic

●  Competitive position of the Wealth Management business maintained within target markets, with Northern Trust named the “Best Private Bank for Family Offices, U.S.” and the “Best Private Bank for Succession Planning, U.S.” by publications of the Financial Times Group.

●  Continued focus on the strongly positioned family office and ultra-high-net-worth segments.

●  The Northern Trust Institute further developed as a center of industry-leading advice to clients across the continuum of family wealth issues.

●   Successful execution of the Wealth Management business’s holistic approach to addressing unique client needs, including through Goals Driven Wealth Management™ solutions.

Risk

●  Delivery of exceptional client service continued, including a strong focus on client data protection, and fraud controls.

●  Low levels of financial risk maintained, with continued strong loan portfolio quality despite challenging macroeconomic conditions.

	Talent	● Invested in the growth of our sales force through committed efforts to hire Wealth Strategists across the U.S.
	Leadership	● Strong leadership of The Northern Trust Institute, facilitating the publication of the book “Secrets of Enterprising Families.” ● Strong employee engagement within the Wealth Management business.

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COMPENSATION DISCUSSION AND ANALYSIS

DANIEL E. GAMBA

President—Asset Management
2023 TOTAL DIRECT COMPENSATION

Overview of Responsibilities and Performance Evaluation

As the Corporation’s President of Asset Management, Mr. Gamba is primarily responsible for the overall performance of such business. To determine Mr. Gamba’s 2023 compensation, in addition to overall company performance, the CEO and Human Capital and Compensation Committee considered how well Mr. Gamba fulfilled his specific individual performance objectives. The CEO and the Committee considered not only whether Mr. Gamba satisfied each of his individual performance objectives, but also how he satisfied such objectives. The CEO and the Committee also considered how Mr. Gamba’s compensation compared to that of peers.

Performance Factors

Key performance results considered by the CEO and the Human Capital and Compensation Committee in determining Mr. Gamba’s compensation for 2023 are reflected below.

	Performance Area	Key Performance Results
	Financial	● Consolidated assets under management of $1.4 trillion for 2023, compared to $1.2 trillion for 2022, an increase of 15%.
Business / Strategic

●   Renewed focus on segments with a demonstrated long-term track record of performance, including the Tax Advantaged Equity platform and high yield capability, with an emphasis on providing support to our Asset Servicing and Wealth Management businesses.

●  Reinvestment in 50 South Capital, our boutique alternatives firm providing access to private equity and hedge fund investment opportunities.

●   Client relationships developed and maintained across the globe and contributions to the new business performance realized within Asset Servicing and Wealth Management businesses in 2023.

	Risk	● Focus on the strength of the control framework within the Asset Management business in the face of increased geopolitical market impacts and counterparty risks.
	Talent	● Effective development of the Asset Management business leadership team, including through internal mobility and addition of external talent.
Leadership

●   Early advocacy of bolstering inclusion within the Asset Management business through internal and external engagement initiatives.

●  Promotion of active partnering with our other business units to deliver value for clients holistically.

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COMPENSATION DISCUSSION AND ANALYSIS

Performance Stock Units

Performance stock units granted in February 2023 and 2024 will pay out according to a formula that uses a comparison of our absolute three-year average ROE to target results, as well as our three-year average ROE performance relative to that of our performance peer group.

The Human Capital and Compensation Committee believes that ROE is the appropriate performance metric upon which to base performance stock unit payouts as it is the primary financial performance metric used internally and externally to assess our long-term performance. The Committee further believes that a relative performance component of the formula upon which performance stock units will pay out provides balance to the structure of the awards by taking into account the context in which our ROE is achieved. This balance ensures that executives will neither be rewarded for poor performance simply because it exceeds the performance of our performance peer group, nor will they be rewarded for performance that exceeds expectations if such performance is substandard relative to peers.

The performance peer group established by the Human Capital and Compensation Committee and against which our ROE performance will be measured for purposes of a portion of performance stock unit vesting consists of the following institutions: Bank of America Corporation, Citigroup, Inc., JPMorgan Chase & Co., Morgan Stanley, State Street Corporation, The Bank of New York Mellon Corporation, The Charles Schwab Corporation, The Goldman Sachs Group, Inc., The PNC Financial Services Group, Inc., Truist Financial Corporation, U.S. Bancorp and Wells Fargo & Company. This group was selected by the Committee for performance comparison purposes because they represent those financial services companies based in the United States with the most comparable scale, cross-jurisdictional activity and regulatory regimes as the Corporation. Performance above the median of peers will result in award payouts above target, while performance below the median of peers will result in award payouts below target. As illustrated below, the payout scale approved by the Committee for performance stock units granted to named executive officers in February 2024 requires the Corporation to outperform its entire performance peer group in order to earn a maximum payout of 150% of target for the portion of the award based on the three-year average relative ROE.

The following table illustrates the vesting requirements for the performance stock unit grants to named executive officers in 2024. In setting the absolute three-year average annual ROE target for the performance stock unit awards at a range of 11% to 12%, the Committee considered the Corporation’s historical results as well as its updated internal forecasts and analyst expectations based on the current and projected economic environment. As it is possible that there will be no payout under the performance stock units, these awards are completely “at-risk” compensation.

Performance Stock Unit Performance Schedule February 2024 Grants

Three-Year Average Annual Rate of ROE (50% Weighting)	Percentage of Stock Units Vested	Three-Year Average Annual Rate of ROE vs. Performance Peer Group (50% Weighting)	Percentage of Stock Units Vested

≤ 6%	0%	< 25th Percentile	0%

8.5%	50%	25th Percentile	50%

11% to 12%	100%	50th Percentile	100%

≥ 14%	150%	Highest Percentile	150%

On February 20, 2024, shares of common stock underlying performance stock units granted in 2021 for the performance period 2021 to 2023 were distributed. The number of shares distributed was equal to 132% of target based on the Corporation’s three-year average annual ROE of 13.6% on an absolute basis (compared to a target of 11%) and the three-year ROE performance at the 64th percentile of our performance peer group, each during the three-year performance period ended December 31, 2023, as determined by the Human Capital and Compensation Committee.

In determining the average annual ROE for the absolute performance goal, the Committee adjusted the Corporation’s 2022 and 2023 net income to exclude the effect of certain items in accordance with the terms and conditions of the performance stock units. No such adjustments were made to the net income for 2021. The Committee did not make a similar adjustment to ROE for the relative comparison, but rather used reported ROE to maintain comparability with reported peer results.

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COMPENSATION DISCUSSION AND ANALYSIS

The following table presents a reconciliation of the net income and ROE for each year within the three-year performance period applicable to performance stock units granted in 2021 prepared in accordance with generally accepted accounting principles (“GAAP”) to the adjusted net income and adjusted ROE determined by the Committee, which are non-GAAP financial measures.

Reconciliation of Net Income and ROE to Adjusted Net Income and Adjusted ROE

($ In Millions)	2023	2022	2021	Average

Net Income Applicable to Common Stock (GAAP)	$1,065.5	$1,294.2	$1,503.5	$1,287.7

Add adjustments for:

Net available for sale security losses recognized from sale or intent to sell	169.5	213.0	—	127.5

Federal Deposit Insurance (FDIC) special assessment	84.6	—	—	28.2

Severance-related charges	38.7	32.0	—	23.6

Pension settlement charges	—	44.1	—	14.7

Subtract adjustments for tax impact related to:

Net available for sale security losses recognized from sale or intent to sell	(43.0)	(53.6)	—	(32.2)

FDIC special assessment	(21.5)	—	—	(7.2)

Severance-related charges	(9.8)	(8.0)	—	(5.9)

Pension settlement charges	—	(11.1)	—	(3.7)

Adjusted Net Income Applicable to Common Stock (Non-GAAP)	$1,284.0	$1,510.6	$1,503.5	$1,432.7

Average Common Equity (GAAP)	$10,611.9	$10,196.5	$10,812.1	$10,540.2

ROE (GAAP)	10.0%	12.7%	13.9%	12.2%

Adjusted ROE (Non-GAAP)	12.1%	14.8%	13.9%	13.6%

Further discussion with respect to the performance stock units granted to our named executive officers in 2023 (as part of incentive compensation for 2022 performance) is set forth in the “Grants of Plan-Based Awards” and “Description of Certain Awards Granted in 2023” sections beginning on page 55 and 56, respectively, of this Proxy Statement.

Restricted Stock Units

Restricted stock units are viewed as an effective tool to align executives with stockholder interests by making them owners of our stock. Restricted stock units generally vest ratably over four years, which is effective in helping us to retain critical talent and ensuring that executives have significant outstanding unvested equity value over the course of their careers.

Further discussion with respect to the restricted stock units granted to our named executive officers is set forth in the “Description of Certain Awards Granted in 2023” section beginning on page 56 of this Proxy Statement.

Other Compensation Practices

Retirement, Health and Welfare Benefits

Retirement benefits are generally designed with our entire workforce in mind and are not specifically structured for the executive officers. The design of our retirement program for employees is market competitive. We target total retirement benefits at approximately the median level of retirement benefits of peer group companies. Our executive officers also participate in our health and welfare benefits, including medical, retiree medical, dental, disability and life insurance programs, on the same terms as other employees.

Severance Benefits and Change in Control Plan

We provide a severance plan to provide reasonable benefits to U.S. employees who are involuntarily terminated without cause due to a reduction in force, job elimination or similar reasons specified in the severance plan. We believe that the availability of severance benefits allows us to compete with our peer group companies in attracting and retaining talent. Executive officers in the United States participate in this plan on the same terms as all other similarly situated employees and may be eligible to receive severance benefits that include:

●	a lump sum payment of two weeks of base salary for each year of completed service up to but less than 25 years, or 52 weeks of base salary for 25 years or more of completed service to us;

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●

a COBRA subsidy based on their length of service to help cover the costs of continuation coverage under the employer’s medical and dental plans, full vesting under The Northern Trust Company Thrift-Incentive Plan (“TIP”), the Northern Trust Corporation Supplemental Thrift-Incentive Plan (“Supplemental TIP”), The Northern Trust Company Pension Plan (the “Pension Plan”), the Northern Trust Corporation Supplemental Pension Plan (the “Supplemental Pension Plan”), and enhanced early retirement eligibility under the Pension Plan for employees who have reached age 54 with 14 years of credited service and outplacement assistance; and

●

for employees whose notice period commences between July 1 and December 31 of each calendar year (beginning in 2024), a special payment based on the employee’s prior year Northern Partners Incentive Plan (“NPIP”) award, prorated for the number of days employed in the termination year. This amount is subject to adjustment based on the company’s sole discretion.

These benefits are contingent upon execution of a release, waiver and settlement agreement with us. To the extent these benefits are subject to Internal Revenue Code Section 409A, they are also limited to the lesser of two times the applicable executive officer’s salary or two times the maximum amount that may be taken into account under a qualified plan pursuant to Internal Revenue Code Section 401(a)(17). In 2022 and 2023, these limits effectively capped benefits at $610,000 and $660,000, respectively. Further, these severance payments would be reduced by any severance payments made under any other benefit plan, program or individual contract.

In addition to the severance benefits discussed above, each named executive officer is a participant in the Northern Trust Corporation Executive Change in Control Severance Plan (the “Change in Control Plan”), providing participants with certain benefits upon a qualifying termination of employment within two years following a change in control. The purpose of the Change in Control Plan is to provide our executive officers with sufficient security to remain focused on their respective responsibilities during and after a change in control transaction without undue concern for their personal circumstances. We believe the Change in Control Plan is critical to our ability to attract and retain key executives in light of the fact that all named executive officers are employed at will and change in control benefits for executives are a standard element of a competitive compensation program at peer group companies.

Further discussion with respect to our Change in Control Plan, including disclosure of potential change in control benefits payable to each named executive officer, assuming a change in control of the Corporation and termination of employment on December 29, 2023 (the last business day of the most recently completed fiscal year), is set forth in the “Potential Payments Upon Termination of Employment or a Change in Control of the Corporation” section beginning on page 62 of this Proxy Statement.

Perquisites

We provide a limited number of perquisites intended to assist executive officers in the performance of their duties on behalf of the Corporation. We provide wealth planning and tax consulting services and personal use of company automobiles as perquisites to our executive officers. If circumstances warrant and if pre-approved by our CEO, we permit personal use of private aircraft on a limited basis. We also reimburse executive officers for the payment of personal income taxes in connection with the use of company vehicles in certain circumstances and taxable relocation expenses. The Human Capital and Compensation Committee periodically reviews the types and costs of perquisites to ensure they remain aligned with our compensation philosophy.

Stock Ownership Guidelines

Supporting our guiding principle of alignment with stockholders’ interests, we have a long-standing practice of emphasizing stock ownership and maintaining robust stock ownership guidelines for named executive officers. The stock ownership guidelines to which the Corporation’s executive officers currently are subject are as follows:

Stock Ownership Guidelines* Expected Ownership as Multiple of Base Salary

Chairman / CEO	8x

President	5x

Chief Operating Officer / Chief Financial Officer / Business Unit Heads	4x

Chief Accounting Officer	0.5x

Other Executive Officers	3x

* If an individual holds multiple positions subject to these stock ownership guidelines, he or she will be subject to the highest stock ownership guideline associated with his or her positions.

2024 Proxy Statement | Northern Trust Corporation	51

COMPENSATION DISCUSSION AND ANALYSIS

Each executive officer is expected to meet his or her respective minimum ownership level by the fifth anniversary of becoming an executive officer or assuming a new position with a higher stock ownership guideline. If the minimum ownership level requirement is not met upon or at any time after such date, he or she will be required to retain 100% of the net, after-tax shares received upon vesting of equity awards or stock option exercises until the minimum is met. As of December 31, 2023, each of our named executive officers met or exceeded our stock ownership guidelines except for Mr. Gamba who is expected to reach the minimum share ownership threshold within his transition period ending on April 3, 2028.

Forfeiture and Recoupment

Both short-term and long-term incentive awards granted to named executive officers are subject to forfeiture or recoupment in the event of misconduct resulting in a restatement of the Corporation’s financial statements and certain other types of misconduct. Such awards also are subject to forfeiture and recoupment provisions relating to “ex-post” risk, meaning risk resulting from the recipient’s inappropriate risk-taking that does not materialize until after the performance period in which such inappropriate risk-taking takes place. Additionally, all restricted stock units awarded to named executive officers are subject to forfeiture or recoupment if it is determined that the applicable named executive officer has engaged in inappropriate risk-taking which resulted in certain events deemed to be “significant risk outcomes.” An analysis of significant risk outcomes is completed annually to determine if such significant risk outcomes were tied to inappropriate risk-taking. The results of this analysis are reviewed by the Human Capital and Compensation Committee.

Effective October 2, 2023, the Board adopted the Northern Trust Corporation Rule 10D-1 Incentive-Based Compensation Recoupment Policy as required by Rule 10D-1 under the Exchange Act and the corresponding NASDAQ listing standards. In the event of an accounting restatement, the policy requires the Corporation to recover erroneously awarded compensation that is granted, earned or vested based in whole or in part upon the attainment of a financial reporting measure and that is received by our current and former executive officers (as defined in Rule 10D-1) during the three fiscal years preceding the date that the Corporation is required to prepare the accounting restatement. An “accounting restatement,” for purposes of the policy, means a correction (i) due to the material noncompliance with any financial reporting requirement under U.S. federal securities laws, or (ii) that corrects an error that is not material to previously issued financial statements, but would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period. The amount recoverable is the compensation paid or payable in excess of the amount that would have been paid or payable based on the restated financial results. The Human Capital and Compensation Committee administers the policy.

Hedging and Pledging Policy

We maintain a Securities Transactions Policy which, among other things, prohibits directors, employees, and certain of their family members from (i) engaging in short selling, margining, pledging or hypothecating the Corporation’s securities; (ii) trading in options, warrants, puts, calls, as well as derivatives such as swaps, forwards, futures or similar instruments on the Corporation’s securities; and (iii) engaging in any other transaction that hedges or offsets, or is designed to hedge or offset, any decrease in the market value of a Northern Trust equity security.

52	2024 Proxy Statement | Northern Trust Corporation

HUMAN CAPITAL AND COMPENSATION COMMITTEE REPORT

The Human Capital and Compensation Committee is responsible for providing oversight of the compensation of the directors and executive officers of the Corporation. In fulfilling its oversight responsibilities, the Committee has reviewed and discussed with management the Compensation Discussion and Analysis contained in this Proxy Statement. Based upon this review and discussion, the Committee recommended to the Board that the Compensation Discussion and Analysis be included in the Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, and this Proxy Statement for the 2024 Annual Meeting of Stockholders, each of which is filed with the SEC.

Human Capital and Compensation Committee

Donald Thompson (Chair)

Susan Crown

Jay L. Henderson

Jose Luis Prado

Charles A. Tribbett III

2024 Proxy Statement | Northern Trust Corporation	53

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth the information concerning the compensation paid to or earned by the named executive officers for 2023, 2022 and 2021.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(3)	All Other Compensation ($)(4)	Total ($)
Michael G. O’Grady Chairman and Chief Executive Officer	2023	$1,000,000	$—	$8,500,150	$500,000	$138,719	$35,891	$10,174,760
	2022	987,500	—	8,500,158	1,000,000	289,639	39,342	10,816,639
	2021	950,000	—	6,825,124	2,500,000	144,932	29,177	10,449,233
Jason J. Tyler Chief Financial Officer	2023	600,000	—	2,520,087	990,000	155,469	18,383	4,283,939
	2022	587,500	—	2,520,081	1,080,000	141,988	18,539	4,348,108
	2021	537,500	—	1,750,089	1,080,000	79,182	16,392	3,463,163
Peter B. Cherecwich President—Asset Servicing	2023	675,000	—	3,080,055	1,147,500	174,409	24,038	5,101,002
	2022	662,500	—	3,360,107	1,320,000	188,623	23,480	5,554,710
	2021	625,000	—	2,450,145	1,440,000	106,833	29,773	4,651,751
Steven L. Fradkin President—Wealth Management	2023	675,000	—	3,080,055	1,147,500	645,057	25,575	5,573,187
	2022	662,500	—	3,360,107	1,320,000	—	26,230	5,368,837
	2021	625,000	—	2,600,135	1,440,000	—	25,991	4,691,126
Daniel E. Gamba President—Asset Management	2023	478,125	—	4,800,038	1,147,500	20,986	45,393	6,492,042
	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—

(1) Amounts in this column represent the grant date fair value of the restricted stock unit and performance stock unit awards computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation (“FASB ASC Topic 718”). See “Note 22—Share-Based Compensation Plans” to the consolidated financial statements included in Item 8 of the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2023 for a discussion of the assumptions made by the Corporation in the valuation of these stock unit awards. This column includes the following amounts in 2023 with respect to performance stock units, which are based on achievement of target performance levels: Mr. O’Grady: $5,525,060; Mr. Tyler: $1,638,085; Mr. Cherecwich: $2,002,031; and Mr. Fradkin: $2,002,031. If the maximum level of performance were attained, the value of the performance stock units would be as follows: Mr. O’Grady: $8,287,590; Mr. Tyler: $2,457,128; Mr. Cherecwich: $3,003,093; and Mr. Fradkin: $3,003,093. See the narrative under “Description of Certain Awards Granted in 2023” beginning on page 56 of this Proxy Statement for more information on these awards. The amount reflected for Mr. Gamba represents the grant date fair value of a restricted stock unit award granted to him in conjunction with his joining Northern Trust to replace certain unvested equity awards forfeited when he terminated employment with his former employer. For more information on Mr. Gamba’s award, see “2023 Compensation Design and Decisions—2023 Individual Performance Considerations—Daniel E. Gamba” on page 48.

(2) Amounts in this column represent the annual cash incentives earned by the named executive officers under the NPIP in 2023 and under the Management Performance Plan in 2022 and 2021.

(3) Amounts in this column represent the aggregate increase in actuarial present values of accumulated benefits under the Pension Plan and the Supplemental Pension Plan. As described further under “Pension Benefits” beginning on page 58 of this Proxy Statement, benefits for Mr. Fradkin are accrued under the Pension Plan’s “Traditional Formula,” while benefits for Messrs. O’Grady, Tyler, Cherecwich, and Gamba are accrued under the Pension Plan’s “PEP Formula.” At December 31, 2021, the applicable discount rate under the Pension Plan increased to 3.03% and the applicable discount rate under the Supplemental Pension Plan increased to 2.80%, resulting in a decrease in the present value of benefits under the Traditional Formula for Mr. Fradkin relative to December 31, 2020, of $20,093. At December 31, 2022, the applicable discount rate under the Pension Plan increased to 5.22% and the applicable discount rate under the Supplemental Pension Plan increased to 5.15%, resulting in a decrease in the present value of benefits under the Traditional Formula for Mr. Fradkin relative to December 31, 2021, of $1,845,365. At December 31, 2023, the applicable discount rate under the Pension Plan decreased to 5.03% and the applicable discount rate under the Supplemental Pension Plan decreased to 4.95%, resulting in an increase in the present value of benefits under the Traditional Formula for Mr. Fradkin relative to December 31, 2022.

54	2024 Proxy Statement | Northern Trust Corporation

EXECUTIVE COMPENSATION

(4) The following table sets forth a detailed breakdown of the items which comprise “All Other Compensation” for 2023.

Name	Contributions to TIP and Supplemental TIP ($)(a)	Perquisites and Other Personal Benefits ($)(b)	Tax Reimbursements and Other ($)(c)	Total ($)
Mr. O’Grady	$30,000	$4,983	$908	$35,891
Mr. Tyler	18,000	351	32	18,383
Mr. Cherecwich	20,250	3,271	517	24,038
Mr. Fradkin	20,250	4,940	385	25,575
Mr. Gamba	—	26,093	19,300	45,393

(a) Includes matching contributions made by the Corporation on behalf of named executive officers participating in TIP and Supplemental TIP.

(b) With respect to Messrs. O’Grady, Tyler, Cherecwich, Fradkin, and Gamba, includes personal use of company automobiles ($1,523, $351, $721, $540, and $140, respectively). With respect to Messrs. O’Grady, Cherecwich and Fradkin, includes wealth planning and tax consulting services ($3,460, $2,550 and $4,400, respectively). With respect to Mr. Gamba, represents payment or reimbursement for expenses under the Corporation’s relocation program in connection with his relocation to Chicago ($25,953).

(c) With respect to Messrs. O’Grady, Tyler, Cherecwich, and Fradkin, includes tax reimbursements provided in connection with personal use of company automobiles ($908, $32, $517, and $370, respectively). With respect to Mr. Gamba, represents tax reimbursements provided in connection with payment or reimbursement for expenses under the Corporation’s relocation program.

Grants of Plan-Based Awards

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards (2)			All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	Grant Date Fair Value of Stock and Option Awards ($)(4)
Name	Grant Date	Thres- hold ($)	Target ($)	Maximum ($)	Thres- hold (#)	Target (#)	Maximum (#)
Mr. O’Grady	—		$1,000,000	$6,643,800
	2/22/2023							31,660	$2,975,090
	2/22/2023				14,699	58,796	88,194		5,525,060
Mr. Tyler	—		1,080,000	3,321,900
	2/22/2023							9,386	882,002
	2/22/2023				4,358	17,432	26,148		1,638,085
Mr. Cherecwich	—		1,320,000	3,321,900
	2/22/2023							11,472	1,078,024
	2/22/2023				5,327	21,305	31,958		2,002,031
Mr. Fradkin	—		1,320,000	3,321,900
	2/23/2023							11,472	1,078,024
	2/23/2023				5,327	21,305	31,958		2,002,031
Mr. Gamba	—		—	3,321,900
	4/3/2023							54,720	4,800,038

(1) These columns show information regarding payouts under the former Management Performance Plan. The amount set forth under the Maximum column represents the highest potential payout under the plan based on the Corporation’s 2023 performance. Although the plan does not provide for a target or threshold, the amount set forth under the Target column represents the amount actually awarded to the named executive officer in 2023 in respect of 2022 performance.

(2) The amounts set forth under the Threshold, Target and Maximum columns represent the number of shares of common stock that would be paid out under the performance stock units if the Corporation achieves a three-year average annual ROE relative to pre-established goals of 9.0%, 12.0% to 13.0% or 15.0% or greater, respectively, as well as ROE performance relative to that of our performance peer group that is in the 25th percentile, 50th percentile or the highest percentile, respectively.

2024 Proxy Statement | Northern Trust Corporation	55

EXECUTIVE COMPENSATION

(3) This column shows the number of restricted stock units granted to the applicable named executive officers in 2023.

(4) Represents the grant date fair value of each equity award, computed in accordance with FASB ASC Topic 718.

Description of Certain Awards Granted in 2023

Performance Stock Units

Each performance stock unit constitutes the right to receive a share of the Corporation’s common stock and vests over a three-year performance period, subject to satisfaction of specified performance targets (“performance conditions”) that are a function of ROE, and continued employment until the end of the vesting period. Dividend equivalents granted to named executive officers in 2023 are deferred into a cash account and paid at the time the award vests only with respect to the portion of the cash account attributable to performance stock units that actually vest upon satisfaction of the applicable performance conditions.

For awards granted to named executive officers in 2023, if during the performance period the executive’s employment is terminated under certain circumstances entitling the executive to benefits under the Corporation’s severance plan, such executive’s performance stock units will be eligible for full vesting and distribution at the end of the performance period, subject to certain conditions, including satisfaction of the applicable performance conditions. Upon the death or disability of an executive during the performance period, or if an executive retires after satisfying applicable age and service requirements, such executive’s performance stock units will be eligible for full vesting and distribution at the end of the performance period, subject to certain conditions, including satisfaction of the applicable performance conditions.

Upon a change in control of the Corporation, a pro rata portion of each performance stock unit award (based on actual performance during the portion of the performance period that has elapsed as of the change in control) will be converted into an award with respect to the acquirer of an equal economic value. The remainder of the performance award converts at the target level of performance specified in the performance stock unit agreement into an award with respect to the acquirer of an equal economic value. Both the portion of each performance stock unit award that is based on actual performance and the portion that is based on the target level of performance vest subject only to the continued employment of the recipient through the remainder of the applicable performance period, and are paid out at the end of the performance period, subject to acceleration of vesting upon a qualifying termination, in which event the units are distributed within sixty days. In the event that a change in control occurs and the acquirer refuses or is unable to agree to the foregoing conversion and vesting provisions, the award will be vested at the time of the change in control.

Restricted Stock Units

Restricted stock units granted to our named executive officers in 2023 vest 25% each year for four years. Each restricted stock unit award entitles an executive to receive one share of common stock when the award vests, subject to continued employment until the end of the vesting period. Dividend equivalents on these restricted stock units are deferred into a cash account and paid at the time the awards vest only with respect to the portion of the cash account attributable to restricted stock units that actually vest.

For awards granted to named executive officers in 2023, if during the vesting period an executive’s employment is terminated under certain circumstances entitling the executive to benefits under the Corporation’s severance plan, such executive’s restricted stock units will continue to vest in accordance with their terms. In addition, if an executive retires after satisfying applicable age and service requirements, such executive’s restricted stock units will continue to vest in accordance with their terms. Upon the death or disability of an executive during the vesting period, such executive’s restricted stock units will be eligible for full vesting and distribution.

Upon a change in control of the Corporation, all restricted stock units granted to executive officers will, under the terms and conditions of the applicable award agreements, be converted into units of the acquirer having the same value and continue to vest over a period no longer than the original vesting schedule; provided, however, that they become fully vested in connection with a change in control if the executive experiences a qualifying termination of employment following the change in control (in which case they are distributed within sixty days). In the event that a change in control occurs and the acquirer refuses or is unable to agree to the foregoing conversion and vesting provisions, the award will be vested at the time of the change in control.

56	2024 Proxy Statement | Northern Trust Corporation

EXECUTIVE COMPENSATION

Outstanding Equity Awards at Fiscal Year-End

	Option Awards				Stock Awards

Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(3)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(4)
Mr. O’Grady	24,651	—	$60.85	2/10/2024	66,659	$5,624,686	152,934	$12,904,571
	23,739	—	70.21	2/17/2025
	34,489	—	58.25	2/16/2026
	40,649	—	88.06	2/21/2027
Mr. Tyler	2,466	—	60.85	2/10/2024	18,869	1,592,166	43,518	3,672,049
	2,968	—	70.21	2/17/2025
	4,599	—	58.25	2/16/2026
	3,873	—	88.06	2/21/2027
Mr. Cherecwich	26,132	—	88.06	2/21/2027	24,715	2,085,452	56,865	4,798,269
Mr. Fradkin	34,489	—	58.25	2/16/2026	25,089	2,117,010	57,865	4,882,649
	27,874	—	88.06	2/21/2027
Mr. Gamba	—	—	—	—	54,720	4,617,274	—	—

(1) The following table lists the number of restricted stock units that vest for each named executive officer upon each vesting date:

Name	3/1/2024	4/3/2024	3/1/2025	4/3/2025	3/1/2026	4/3/2026	3/1/2027	4/3/2027
Mr. O’Grady	25,437	—	19,754	—	13,874	—	7,594	—
Mr. Tyler	6,379	—	5,858	—	4,286	—	2,346	—
Mr. Cherecwich	9,385	—	7,344	—	5,235	—	2,751	—
Mr. Fradkin	9,629	—	7,474	—	5,235	—	2,751	—
Mr. Gamba	—	13,680	—	13,680	—	13,680	—	13,680

(2) The market value of the restricted stock units included in this column is based on a price of $84.38 per share (the closing market price of the Corporation’s common stock on December 29, 2023).

(3) The following table lists the target number of shares each named executive officer may receive under performance stock units:

	Performance Stock Unit Awards Granted In
Name	2021	2022	2023
Mr. O’Grady	45,519	48,619	58,796
Mr. Tyler	11,672	14,414	17,432
Mr. Cherecwich	16,341	19,219	21,305
Mr. Fradkin	17,341	19,219	21,305
Mr. Gamba	—	—	—

The actual number of shares distributed with respect to performance stock units granted in 2022 and 2023 will be based upon the satisfaction of certain performance conditions. Accordingly, it is possible that no shares of common stock will be distributed under these performance stock units.

2024 Proxy Statement | Northern Trust Corporation	57

EXECUTIVE COMPENSATION

The following table lists the actual number of shares distributed to each named executive officer on February 20, 2024 with respect to performance stock units granted in 2021:

Name	Shares
Mr. O’Grady	60,085
Mr. Tyler	15,407
Mr. Cherecwich	21,570
Mr. Fradkin	22,890
Mr. Gamba	—

(4) The market value of the performance stock units included in this column is based on a price of $84.38 per share (the closing market price of the Corporation’s common stock on December 29, 2023).

Option Exercises and Stock Vested

The following table sets forth information regarding exercises of stock options and vesting of stock awards for each named executive officer in 2023. The Corporation has not issued options to its named executive officers since 2017.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired On Vesting (#)	Value Realized On Vesting ($)(2)
Mr. O’Grady	28,469	$1,295,482	63,859	$6,024,136
Mr. Tyler	2,491	110,590	8,052	761,556
Mr. Cherecwich	—	—	23,478	2,214,814
Mr. Fradkin	—	—	24,590	2,320,056
Mr. Gamba	—	—	—	—

(1) The value realized on the exercise of stock options represents the pre-tax difference between the option exercise price and the fair market value of the common stock on the date of exercise.

(2) The value realized on the distribution of stock units represents the number of stock units that vested multiplied by the fair market value of the common stock on the date of vesting.

Pension Benefits

Information with respect to accrued benefits of each named executive officer under the Pension Plan and the Supplemental Pension Plan for each named executive officer as of December 31, 2023 is as follows.

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)
Mr. O’Grady	Pension Plan	12.4	$159,554
	Supplemental Pension Plan	12.4	1,318,207
Mr. Tyler	Pension Plan	12.3	160,467
	Supplemental Pension Plan	12.3	515,546
Mr. Cherecwich	Pension Plan	16.5	226,451
	Supplemental Pension Plan	16.5	1,146,320
Mr. Fradkin	Pension Plan	35.0	1,831,750
	Supplemental Pension Plan	35.0	7,831,295
Mr. Gamba	Pension Plan	0.7	10,186
	Supplemental Pension Plan	0.7	10,800

58	2024 Proxy Statement | Northern Trust Corporation

EXECUTIVE COMPENSATION

Pension Plan and Supplemental Pension Plan

The Pension Plan is a tax-qualified defined benefit retirement plan that provides a retirement benefit as described below, which is subject to various limitations of the Internal Revenue Code and the Pension Plan. The Supplemental Pension Plan is a nonqualified defined benefit retirement plan that provides the portion of an employee’s benefit that cannot be paid under the Pension Plan due to Internal Revenue Code and Pension Plan limits.

Eligibility and Vesting

Eligible employees participate in the Pension Plan beginning the first day of the month following the completion of six months of vesting service. Employees with at least six months of vesting service who would have a portion of their benefit from the Pension Plan limited due to Internal Revenue Code or Pension Plan restrictions also participate in the Supplemental Pension Plan. A participant is eligible to receive a benefit under the Pension Plan and Supplemental Pension Plan after completing three years of vesting service.

Benefit Formula—Traditional Formula

Prior to April 1, 2012, the benefit for Mr. Fradkin was determined under the Pension Plan’s “Traditional Formula.” The normal retirement (age 65) benefit equals (i) 1.8% of the average of the participant’s highest sixty consecutive calendar months of eligible pay multiplied by the participant’s years of credited service (up to a maximum of thirty-five years) minus (ii) 0.5% multiplied by offset compensation equal to the lesser of the participant’s (a) Social Security covered compensation limit or (b) the average of the participant’s eligible pay for the three consecutive calendar years prior to retirement, with calendar year compensation not to exceed the Social Security taxable wage base in effect for a given calendar year, multiplied by the participant’s years of credited service (up to thirty-five years). Mr. Fradkin’s pre-April 1, 2012 Traditional Formula benefits will be based on credited service and average compensation calculated as of March 31, 2012, provided that his average compensation and offset compensation as of March 31, 2012, will be indexed at a rate of 1.5% per year for any period on and after April 1, 2012, during which he earns credited service under the Pension Plan.

Benefit Formula—PEP Formula

Effective June 1, 2001, the Pension Plan was amended to provide that benefits of all newly hired U.S. employees of the Corporation and its affiliates would be calculated under the Pension Plan’s “Pension Equity Plan (PEP) Formula.” Because Messrs. O’Grady, Tyler, Cherecwich, and Gamba commenced employment after such date, their benefits under the Pension Plan and Supplemental Pension Plan are calculated entirely under the PEP Formula. Effective April 1, 2012, the Pension Plan was further amended to provide that for credited service earned after March 31, 2012, all employees, including those who had previously elected the Traditional Formula, will accrue benefits pursuant to the revised PEP Formula described below. Accordingly, Mr. Fradkin will be entitled to an annual benefit equal to the sum of his accruals: (i) under the Traditional Formula for periods of credited service before April 1, 2012; and (ii) under the amended PEP Formula for his period of credited service after March 31, 2012.

Under the PEP Formula, participants currently earn a 4% pension credit for each of their first ten credited years of service, increasing by one percentage point for the eleventh year of service and every fifth year thereafter until they have completed thirty-five years of service (after which no additional pension credit is earned). A participant’s PEP Formula lump sum amount is equal to the sum of his or her pension credits multiplied by the average of the participant’s highest sixty consecutive calendar months of eligible pay. A participant’s annual benefit under the PEP Formula is equal to a single life annuity commencing at age 65 that is the actuarial equivalent of his or her PEP Formula lump sum amount. The single life annuity is calculated using interest rate and mortality assumptions specified in the Pension Plan.

Although the April 1, 2012 changes made to the Pension Plan are anticipated to moderate any future pension value increases, the present value of benefits under the Traditional Formula is sensitive to changes in interest rates. For financial reporting purposes, the applicable discount rate used with respect to the Pension Plan decreased from 5.22% at December 31, 2022, to 5.03% at December 31, 2023, and the applicable discount rate used with respect to the Supplemental Pension Plan decreased from 5.15% at December 31, 2022, to 4.95% at December 31, 2023, resulting in an increase in the present value of benefits under the Traditional Formula for Mr. Fradkin.

Benefit Formula—Supplemental Pension Plan

Benefits under the Supplemental Pension Plan are equal to benefits calculated under the Pension Plan without regard to Internal Revenue Code limits and including amounts deferred under the Northern Trust Corporation Deferred Compensation Plan (the “Deferred Compensation Plan”) in eligible pay minus benefits calculated pursuant to the terms of the Pension Plan.

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EXECUTIVE COMPENSATION

Eligible Pay

For purposes of the Traditional Formula “eligible pay” means base salary (including any before-tax payroll deductions), shift differentials, overtime and certain types of performance-based incentive compensation, including cash, Northern Performance Incentives under the NPIP, compensation under the former Management Performance Plan, payments from the former Annual Performance Plan and the cash value of certain stock options. Cash incentives deferred under the Deferred Compensation Plan are not included in eligible pay under the Pension Plan but are included in eligible pay under the Supplemental Pension Plan.

Prior to April 1, 2012, eligible pay was defined the same for the PEP Formula as for the Traditional Formula, except that eligible pay under the PEP Formula also included cash sales and technical incentives under the NPIP up to 50% of the participant’s prior year’s base pay. Effective April 1, 2012, eligible pay under the PEP Formula includes all cash incentives under the NPIP.

Retirement

A participant is generally eligible for a normal retirement benefit if he or she terminates employment at or after age 65 and has completed at least five years of vesting service. A participant is eligible for an early retirement benefit if he or she terminates employment at or after age 55 and has completed fifteen years of credited service. Messrs. Cherecwich and Fradkin are eligible for early retirement benefits. A “vested terminee” benefit is available to a participant who terminates employment with three years of vesting service but prior to becoming eligible for a normal or early retirement benefit.

Under the Traditional Formula, the early retirement benefit is equal to the normal retirement benefit described above, reduced by 0.5% for each month that payments are received prior to age 62, up to 84 months, then actuarially reduced for each month that payments are received prior to age 55. Participants eligible for a “vested terminee” benefit are entitled to benefit payments that are reduced by 0.5% for each month up to 120 months that payments are received prior to age 65, then actuarially reduced for each month that payments are received prior to age 55.

Under the PEP Formula, both the early retirement benefit and “vested terminee” benefit are equal to the normal retirement benefit (in the form of a monthly single life annuity as described above), adjusted for early commencement prior to age 65. The adjustment is made using interest rate and mortality assumptions specified in the Pension Plan.

Form of Benefit Payment

The normal form of benefit payment under the Pension Plan is (i) a single life annuity in the case of an unmarried participant or (ii) a 50% joint and survivor annuity in the case of a married participant. Optional forms of payment include a lump sum option, a 75% joint and survivor annuity, and under limited circumstances, a 100% joint and survivor annuity or level income option annuity. The normal form of benefit under the Supplemental Pension Plan is (i) a five-year certain annuity, payable to the participant in five annual installments, credited with interest pursuant to a formula set forth in the Supplemental Pension Plan or (ii) a single lump sum if the value of the Supplemental Pension Plan benefit is $125,000 or less.

Assumptions

The assumptions used in calculating the present value of the accumulated benefit are set forth in “Note 21—Employee Benefits” to the consolidated financial statements included in Item 8 of the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2023.

60	2024 Proxy Statement | Northern Trust Corporation

EXECUTIVE COMPENSATION

Nonqualified Deferred Compensation

Name	Form of Deferred Compensation	Executive Contributions in Last FY ($)(1)	Registrant Contributions in Last FY ($)(2)	Aggregate Earnings in Last FY ($)(3)	Aggregate Balance at Last FYE ($)(4)
Mr. O’Grady	Deferred Compensation Plan	$—	$—	$—	$—
	Supplemental TIP	40,200	20,100	48,289	632,455
	Deferred Stock Units	—	—	—	—
Mr. Tyler	Deferred Compensation Plan	—	—	—	—
	Supplemental TIP	16,200	8,100	7,134	165,749
	Deferred Stock Units	—	—	—	—
Mr. Cherecwich	Deferred Compensation Plan	—	—	—	—
	Supplemental TIP	20,700	10,350	115,691	662,387
	Deferred Stock Units	—	—	—	—
Mr. Fradkin	Deferred Compensation Plan	—	—	52,291	275,062
	Supplemental TIP	20,700	10,350	383,705	2,066,461
	Deferred Stock Units	—	—	(77,626)	1,593,685
Mr. Gamba	Deferred Compensation Plan	—	—	—	—
	Supplemental TIP	—	—	—	—
	Deferred Stock Units	—	—	—	—

(1) Amounts in this column also are included in each named executive officer’s compensation reported in the “Summary Compensation Table,” as “Salary.”

(2) Amounts in this column also are included in each named executive officer’s “All Other Compensation” in the “Summary Compensation Table.”

(3) The aggregate earnings in this column are not “above-market” and therefore are not included in the “Summary Compensation Table.”

(4) All amounts representing executive or company contributions in this column have previously been included in each named executive officer’s compensation reported in the “Summary Compensation Table” to the extent that compensation data for each such officer, generally, has been included in such table.

Deferred Compensation Plan

The Corporation provides certain highly compensated employees, including the named executive officers, the opportunity to defer up to 100% of their short-term incentive awards that would otherwise be payable in a specified calendar year into the Deferred Compensation Plan. Deferred amounts represent general unsecured obligations of the Corporation. The Corporation has established a grantor trust (referred to as a “rabbi” trust), under which the assets of the Deferred Compensation Plan are held and invested. The Corporation does not provide any matching contributions or guaranteed rates of return with respect to deferred amounts. Earnings credited with respect to amounts deferred under the Deferred Compensation Plan are based on the performance of a variety of investment alternatives made available under the plan and selected by the participant. Participants are fully vested in the amounts they defer at all times.

Each participant makes an annual irrevocable election, prior to the beginning of each performance year, regarding his or her deferral and distribution elections. Participants are required to make a retirement (normal, early or postponed retirement as defined in the Pension Plan) basis distribution election of a lump sum or five- or ten-year installments. Participants have the option of making an alternative short-term deferral election of at least three calendar years following the year the award would otherwise have been paid, to be distributed in a lump sum. If the participant’s employment ends for any reason prior to his or her early retirement date and the short-term deferral distribution date, the participant’s account balance will be distributed within 60 days of the participant’s employment termination date. Special rules apply with respect to distributions in connection with the death of a participant. If the participant is deemed to be a “key employee,” as defined by the Internal Revenue Code, any post-December 31, 2004 deferrals payable due to separation from service will be delayed for six months following the date of the separation.

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EXECUTIVE COMPENSATION

Supplemental TIP

Supplemental TIP is a nonqualified defined contribution retirement plan that provides the portion of an employee’s benefit that cannot be paid under TIP due to the Internal Revenue Code’s limit on the amount of a participant’s compensation that can be taken into account in determining TIP benefits. Account information provided for Supplemental TIP also includes account balances in the Northern Trust Corporation Supplemental Employee Stock Ownership Plan, which was frozen effective January 1, 2005.

Eligibility and Vesting

An employee is eligible to participate in Supplemental TIP for any calendar year if he or she participates in TIP and as of the prior November 30 his or her base salary exceeded the Internal Revenue Code compensation limit. U.S. employees are eligible to participate in TIP and elect salary deferrals immediately upon their hire, and are eligible for employer matching contributions beginning the first day of the month following the completion of six months of vesting service. Each participant generally vests in the employer contributions under TIP and Supplemental TIP on a graduated basis of 20% per year over five years and is fully vested after completing five years of vesting service. Messrs. O’Grady, Tyler, Cherecwich and Fradkin participated in both plans in 2023 and are fully vested in their TIP and Supplemental TIP accounts. Mr. Gamba participated in TIP in 2023 but is not fully vested in his TIP account. Mr. Gamba did not participate in Supplemental TIP in 2023.

Contributions

Each participant must make an election prior to the beginning of a calendar year to contribute to Supplemental TIP a portion of his or her base salary that exceeds the Internal Revenue Code compensation limit. The Corporation makes a matching contribution under Supplemental TIP using the formula in TIP, which is 50% of the first 6% of deferred salary, for a maximum matching contribution of 3% of salary.

Investments

Each participant’s Supplemental TIP account is credited with earnings or losses based on various mutual fund investment alternatives made available under Supplemental TIP (which are generally similar to the investment alternatives available to participants under TIP), selected by the participant, and can be changed on a daily basis.

Distributions

No withdrawal or borrowing of Supplemental TIP assets is permitted during a participant’s employment. Distribution of the entire Supplemental TIP account balance generally is made to a participant within ninety days after the participant’s termination of employment. If the participant is deemed to be a “key employee,” as defined by the Internal Revenue Code, the portion of his or her Supplemental TIP account accruing after December 31, 2004 is distributed as a single lump sum following the six-month anniversary of the termination of employment.

Deferred Stock Units

Certain restricted stock units granted prior to 2010 were required to be deferred until the earlier of: (i) the year in which the Human Capital and Compensation Committee reasonably anticipates that, if the payment is made during that year, the deduction of the payment will not be barred by former Internal Revenue Code Section 162(m); or (ii) the period beginning with the date of the participant’s separation from service (as defined in the Corporation’s Amended and Restated 2002 Stock Plan) and ending on the later of the last day of the Corporation’s taxable year in which the participant incurs a separation from service or the fifteenth day of the third month following such separation from service. “Aggregate Earnings in Last FY” in the Nonqualified Deferred Compensation table represent the change in the value of deferred stock units, which is based on the change in the value of the underlying shares of common stock into which the stock units convert.

Potential Payments Upon Termination of Employment or a Change in Control of the Corporation

In addition to benefits to which the Corporation’s employees would be entitled upon a termination of employment generally, the Corporation provides certain additional benefits to eligible employees upon certain types of termination of employment, including a termination of employment involving a change in control of the Corporation. Described below are the benefits that the named executive officers would receive upon certain types of termination of employment, upon a change in control of the Corporation and upon a termination following a change in control of the Corporation.

62	2024 Proxy Statement | Northern Trust Corporation

EXECUTIVE COMPENSATION

Equity Compensation Plans and Agreements

As described above under “Description of Certain Awards Granted in 2023” beginning on page 56, the Corporation’s equity compensation plans and agreements provide enhanced benefits to named executive officers upon a termination of employment with the Corporation or a subsidiary due to death, disability, or retirement (when such termination is not a termination described in the Change in Control Plan as discussed below).

In the case of a termination of a named executive officer’s employment due to death or disability, equity award agreements for restricted stock units and performance stock units provide for the full vesting of such units. In the case of a termination of a named executive officer’s employment due to severance, equity award agreements for restricted stock units and performance stock units provide for continued vesting. In the case of a termination of a named executive officer’s employment due to retirement (after satisfying applicable age and service requirements), restricted stock units and performance stock units will continue to vest.

Change in Control Plan

As discussed above under “Severance Benefits and Change in Control Plan” beginning on page 50, each of our named executive officers is a participant in the Northern Trust Corporation Executive Change in Control Severance Plan, providing participants with certain benefits upon a qualifying termination of employment within two years following a change in control. The Corporation’s decision to adopt the Change in Control Plan and the determination of the level of benefits under the plan were exercises in judgment, informed by: (i) the recognition that all named executive officers are employed at-will; (ii) the Corporation’s desire to provide the named executive officers with sufficient security to ensure they are not distracted and remain focused on maximizing stockholder value during and after a change in control; (iii) the Corporation’s goal of providing executive compensation at levels that are competitive with similar positions to those in its peer group companies; (iv) the nature and scope of the job responsibilities undertaken by the named executive officers; and (v) the terms of other types of compensation paid by the Corporation to the named executive officers. In particular, in setting the terms of the benefits payable to the named executive officers under various termination scenarios, the Human Capital and Compensation Committee was guided in large part by a desire to be sufficiently responsive to market forces and the environment in which the Corporation seeks to attract, motivate and retain its named executive officers by providing benefits consistent and competitive with those of the peer group companies with which it competes for top executive talent.

The Change in Control Plan provides benefits upon the occurrence of the following terminations of employment that are in connection with an actual change in control of the Corporation:

●	a termination of the executive’s employment by the Corporation or a subsidiary without “good reason” that occurs within two years after a change in control of the Corporation; or

●	an executive’s voluntary termination of employment with the Corporation or a subsidiary for “good reason” that occurs within two years after a change in control of the Corporation.

The benefits provided to a named executive officer upon such a termination of employment would consist of the following:

●

A lump sum payment equal to two times (or three times for the CEO) the sum of: (i) the named executive officer’s annual salary in effect on the date of employment termination, or if higher, the date of the change in control; and (ii) the average of the named executive officer’s awards under the Corporation’s cash incentive plans for the last three fiscal years of participation in such plans prior to the date of termination, or, if higher, the date of the change in control.

●

A lump sum payment of a prorated portion of the average amounts paid to the named executive officer under the Corporation’s cash incentive plans for the last three fiscal years of participation in such plans prior to the date of termination, or, if higher, the date of the change in control, less any amounts paid to the named executive officer under those plans with respect to completed performance periods occurring in the year the named executive officer’s employment terminates.

●

An amount equal to the monthly welfare premiums for certain welfare benefit plans in which the named executive officer participated as of the change in control and subsequent termination of employment (less the active employee rates for such coverage) multiplied by 24 (or 36 for the CEO).

The foregoing notwithstanding, the Change in Control Plan provides that in the event any payment to a named executive officer is determined to be an “excess parachute payment” (as defined in the Internal Revenue Code), such

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EXECUTIVE COMPENSATION

payment must either be reduced such that no portion thereof is subject to excise tax or, if it would be more favorable to the named executive officer to whom the payment is due on an after-tax basis, the named executive officer must pay the applicable excise tax without any assistance from the Corporation or its affiliates.

Except as otherwise noted, the following table quantifies the additional amounts described above that each named executive officer would receive upon the related triggering event assuming such event took place on December 29, 2023 (the last business day of the most recently completed fiscal year).

		Retirement (1)	Death (1)	Disability (1)	Severance	Change in Control	Termination in connection with a Change in Control

Mr. O’Grady	Stock Options	$—	$—	$—	$—	$—	$—

	Restricted Stock Units	6,189,702	6,189,702	6,189,702	6,189,702	6,189,702	6,189,702

	Performance Stock Units(2)	13,763,826	13,763,826	13,763,826	13,763,826	13,763,826	13,763,826

	Cash Severance					—	7,675,000

	Pro-Rata Bonus					—	1,558,333

	Supplemental Pension Plan / TIP					—	—

	Welfare Benefits(3)					—	60,218

	Reduction to Prevent Excise Tax					—	—

	Excise Tax Gross-Up					n/a	n/a

Total		$19,953,528	$19,953,528	$19,953,528	$19,953,528	$19,953,528	$29,247,079

Mr. Tyler	Stock Options	n/a	$—	$—	$—	$—	$—

	Restricted Stock Units	n/a	1,715,774	1,715,774	1,715,774	1,715,774	1,715,774

	Performance Stock Units(2)	n/a	3,910,934	3,910,934	3,910,934	3,910,934	3,910,934

	Cash Severance					—	3,073,333

	Pro-Rata Bonus					—	936,667

	Supplemental Pension Plan / TIP					—	—

	Welfare Benefits(3)					—	40,145

	Reduction to Prevent Excise Tax					—	—

	Excise Tax Gross-Up					n/a	n/a

Total		$—	$5,626,708	$5,626,708	$5,626,708	$5,626,708	$9,676,853

Mr. Cherecwich	Stock Options	$—	$—	$—	$—	$—	$—

	Restricted Stock Units	2,286,260	2,286,260	2,286,260	2,286,260	2,286,260	2,286,260

	Performance Stock Units(2)	5,117,743	5,117,743	5,117,743	5,117,743	5,117,743	5,117,743

	Cash Severance					—	3,790,000

	Pro-Rata Bonus					—	1,220,000

	Supplemental Pension Plan / TIP					—	—

	Welfare Benefits(3)					—	33,496

	Reduction to Prevent Excise Tax					—	—

	Excise Tax Gross-Up					n/a	n/a

Total		$7,404,003	$7,404,003	$7,404,003	$7,404,003	$7,404,003	$12,447,499

Mr. Fradkin	Stock Options	$—	$—	$—	$—	$—	$—

	Restricted Stock Units	2,324,559	2,324,559	2,324,559	2,324,559	2,324,559	2,324,559

	Performance Stock Units(2)	5,210,823	5,210,823	5,210,823	5,210,823	5,210,823	5,210,823

	Cash Severance					—	3,823,333

	Pro-Rata Bonus					—	1,236,667

	Supplemental Pension Plan / TIP					—	—

	Welfare Benefits(3)					—	38,698

	Reduction to Prevent Excise Tax					—	—

	Excise Tax Gross-Up					n/a	n/a

Total		$7,535,382	$7,535,382	$7,535,382	$7,535,382	$7,535,382	$12,634,080

Mr. Gamba	Stock Options	n/a	$—	$—	$—	$—	$—

	Restricted Stock Units	n/a	4,740,394	4,740,394	4,740,394	4,740,394	4,740,394

	Performance Stock Units(2)	n/a	—	—	—	—	—

	Cash Severance					—	2,700,000

	Pro-Rata Bonus					—	675,000

	Supplemental Pension Plan / TIP					—	—

	Welfare Benefits(3)					—	39,435

	Reduction to Prevent Excise Tax					—	—

	Excise Tax Gross-Up					n/a	n/a

Total		$—	$4,740,394	$4,740,394	$4,740,394	$4,740,394	$8,154,829

Note: The value of each equity award included in this table is based on a price of $84.38 per share (the closing market price of the Corporation’s common stock on December 29, 2023).

64	2024 Proxy Statement | Northern Trust Corporation

EXECUTIVE COMPENSATION

(1) Upon retirement, death or disability each named executive officer remains eligible to receive a termination year bonus under the NPIP at the discretion of the Human Capital and Compensation Committee.

(2) Performance stock unit award values are based upon the target number of shares underlying 2021, 2022, and 2023 awards outstanding as of December 29, 2023.

(3) The value of this continued benefit coverage is derived by multiplying the Corporation’s annual cost of providing such coverage in 2023 by the applicable severance multiple.

CEO Pay Ratio

The table below sets forth an estimate of the ratio of the annual total compensation of our CEO to the median of the annual total compensation of all of our employees, other than the CEO, for the year ended December 31, 2023.

Annual total compensation of the CEO for 2023	$10,174,760
Annual total compensation of the median employee for 2023	$70,565
Ratio of annual total compensation of the CEO to the annual total compensation of the median employee for 2023	144:1

Our median employee was identified as of October 1, 2023, using the total cash compensation paid to all full-time, part-time, seasonal, and temporary employees in all jurisdictions for the nine-month period ended September 30, 2023. The compensation of full-time employees hired in 2023 and of those for whom pay was reduced due to a voluntary leave of absence was annualized as permitted under the rules of the SEC. We did not use any other material assumptions, adjustments, or estimates in identifying the median employee. After identifying the median employee as described above, we calculated the annual total compensation of such employee using the same methodology used to calculate the compensation of our named executive officers in the Summary Compensation Table on page 54.

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EXECUTIVE COMPENSATION

PAY VERSUS PERFORMANCE
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation
S-K,
we are providing the following information about the relationship between “compensation actually paid” to our CEO and to our other named executive officers and certain financial performance of the Corporation. Compensation actually paid, as determined under SEC requirements, does not reflect the actual amount of compensation earned by or paid to our executive officers during a covered year. For further information concerning the Corporation’s pay-for-performance
philosophy and how the Corporation aligns executive compensation with the Corporation’s performance, refer to “Compensation Discussion and Analysis” beginning on page 32 of this Proxy Statement.

Year	Summary Compensation Table Total for CEO ($)(1)	Compensation	Average Summary Compensation Table Total	Average Compensation Actually Paid to Other NEOs ($)(4)	Value of Initial Fixed $100 Investment Based on:		Net Income ($)	Adjusted ROE (%)(6)
		Actually Paid to CEO ($)(2)	Compensation for Other NEOs ($)(3)		Corporation TSR ($)	KBW Index TSR ($)(5)

2023	$10,174,760	$11,222,036	$5,362,543	$5,382,367	$90.05	$96.65	$1,107	12.1

2022	10,816,639	4,016,997	5,671,222	2,404,602	90.98	97.52	1,336	14.8

2021	10,449,233	18,479,485	4,381,631	6,913,472	119.42	124.06	1,545	13.9

2020	9,189,814	4,352,289	3,947,748	2,088,995	90.71	89.69	1,209	11.2

(1) Mr. O’Grady was CEO for each of the covered years.
(2) Amounts reported in this column are based on total compensation reported for our CEO in the Summary Compensation Table for the indicated covered year and adjust ed a
s shown in the table below. The fair value of equity awards was computed in accordance with the Corporation’s methodology used for financial reporting purposes.

		2023	2022	2021	2020

	Total Compensation as reported in the Summary Compensation Table	$10,174,760	$10,816,639	$10,449,233	$9,189,814

Subtract	Change in pension values reported in the Summary Compensation Table for covered fiscal year	(138,719)	(289,639)	(144,932)	(202,180)

Subtract	Fair value of equity awards granted during covered fiscal year	(8,500,150)	(8,500,158)	(6,825,124)	(6,825,082)

Add	Pension value attributable to covered fiscal year’s service and any change in pension value attributable to plan amendments made in the covered year	117,127	122,137	111,468	83,696

Add	Fair value of equity awards granted in covered fiscal year and that are unvested at end of such covered fiscal year – valued at year-end	7,698,144	6,618,964	11,098,552	4,636,093

Add	Fair value of equity awards granted in covered fiscal year that vested during such covered fiscal year – valued on date of vesting	103,534	—	—	—

Add	Dividends or other earnings paid on stock or option awards in the covered fiscal year prior to the vesting date that are not otherwise included in the total compensation for the covered fiscal year	1,055,802	813,684	641,980	514,894

Add/(Subtract)	Change in fair value from end of prior fiscal year to end of covered fiscal year for awards made in prior fiscal years that were unvested at end of current fiscal year	348,642	(4,373,124)	3,217,622	(2,815,983)

Add/(Subtract)	Change in fair value from end of prior fiscal year to vesting date for awards made in prior fiscal years that vested during covered fiscal year	362,896	(1,191,506)	(69,314)	(228,963)

Subtract	Fair value of awards forfeited in current fiscal year determined at end of prior fiscal year	—	—	—	—

Equals	Compensation Actually Paid to CEO	$11,222,036	$4,016,997	$18,479,485	$4,352,289

66	2024 Proxy Statement | Northern Trust C orporati on

EXECUTIVE COMPENSATION

(3) For 2023, our other named executive officers were Messrs. Cherecwich,
Fradkin
, Gamba, and Tyler. For 2022, our other
named
executive officers were Messrs. Cherecwich, Fradkin, and Tyler, and Shundrawn Thomas and Alexandria Taylor and for 2021 and 2020, our other named executive officers were Messrs. Cherecwich, Fradkin, Thomas, and Tyler.
(4) Amounts reported in this column are based on t
he av
erage of the total compensation reported for our other named executive officers in the Summary Compensation Table for the indicated covered year and adjusted as sho
wn in the table below. The fair value of equity
awards
was computed in accordance with the Corporation’s methodology used for financial reporting purposes.

		2023	2022	2021	2020

	Total Compensation as reported in the Summary Compensation Table	$5,362,543	$5,671,222	$4,381,631	$3,947,748

Subtract	Change in pension values reported in the Summary Compensation Table for covered fiscal year	(248,980)	(67,086)	(95,634)	(496,121)

Subtract	Fair value of equity awards granted during covered fiscal year	(3,370,059)	(4,160,283)	(2,312,629)	(1,987,586)

Add	Pension value attributable to covered fiscal year’s service and any change in pension value attributable to plan amendments made in the covered year	34,619	32,487	48,749	50,402

Add	Fair value of equity awards granted in covered fiscal year and that are unvested at end of such covered fiscal year – valued at year-end	3,127,618	2,311,553	3,760,643	1,350,123

Add	Fair value of equity awards granted in covered fiscal year that vested during such covered fiscal year – valued on date of vesting	18,777	—	—	—

Add	Dividends or other earnings paid on stock or option awards in the covered fiscal year prior to the vesting date that are not otherwise included in the total compensation for the covered fiscal year	275,709	196,190	202,256	174,858

Add/(Subtract)	Change in fair value from end of prior fiscal year to end of covered fiscal year for awards made in prior fiscal years that were unvested at end of current fiscal year	102,070	(1,091,491)	950,305	(868,019)

Add/(Subtract)	Change in fair value from end of prior fiscal year to vesting date for awards made in prior fiscal years that vested during covered fiscal year	80,070	(284,314)	(21,849)	(82,410)

Subtract	Fair value of awards forfeited in current fiscal year determined at end of prior fiscal year	—	(203,676)	—	—

Equals	Compensation Actually Paid to Named Executive Officers	$5,382,367	$2,404,602	$6,913,472	$2,088,995
(5) The KBW Index is a modified-capitalization-weighted index made up of 24 of the largest banking companies in the United States. The Corporation is included in the KBW Index.
(6) For an explanation and reconciliation of ROE to Adjusted ROE, see page 50 of this Proxy Statement.
Financial Performance Measures
As discussed in “Compensation Discussion and Analysis,” our executive compensation program and compensation decisions reflect the guiding principles of being linked to long-term performance and aligned with stockholder interests. The metrics used within our incentive plans are selected to support these objectives. The following were the most important financial performance measures, as determined by the Corporation, to link executive compensation actually paid to the Corporation’s named executive officers to the Corporation’s performance for the most recently completed fiscal year:

●	Total Shareholder Return (“TSR”)

●	Adjusted ROE

●	Pre-tax Income

2024 Proxy Statement | Northern Trust Corporation	67

EXECUTIVE COMPENSATION

Analysis of the Information Presented in the Pay Versus Performance Table
While the Corporation utilizes several performance measures to align executive compensation with Corporation performance, not all of those performance measures are presented in the Pay
Versus
Performance table set forth above. Moreover, the Corporation generally seeks to incentivize long-term performance, and therefore does not specifically align the Corporation’s compensation that is actually paid (as computed in accordance with Item 402(v) of Regulation
S-K)
with Corporation performance for a particular year.
In accordance with Item 402(v) of Regulation
S-K,
the Corporation is providing the following descriptions of the relationships between information presented in the Pay Versus Performance table.
Described below is the relationship between compensation actually paid to our CEO and the average of the compensation actually paid to our other named executive officers and the performance measures shown in the Pay Versus Performance table.

●
Relationship Between Compensation Actually Paid to our CEO and the Average of the Compensation Actually Paid to our Other Named Executive Officers and the Corporation’s Cumulative TSR
. Our TSR directly impacts the value of Compensation Actually Paid given the weight of equity compensation in our program. Declines in our TSR in 2020 and 2022 led to lower compensation actually paid amounts to our CEO and other named executive officers in those years. The increase in TSR in 2021 led to higher Compensation Actually Paid in that year, while the relatively flat TSR in 2023 resulted in compensation actually paid near the Summary Compensation Table amount.

●
Relationship Between Compensation Actually Paid to our CEO and the Average of the Compensation Actually Paid to our Other Named Executive Officers and the Corporation’s Net Income
. For 2020 to 2023, the compensation actually paid to our CEO increased by 158% and the average of the compensation actually paid to the other named executive officers also increased by 158%, respectively, compared to a 8% decrease in our net income over the same period. Compensation actually paid was highest in 2021, as was net income.

●
Relationship Between Compensation Actually Paid to our CEO and Average of the Compensation Actually Paid to our Other Named Executive Officers and the Corporation’s Adjusted ROE
. For 2020 to 2023, the compensation paid to our CEO increased by 158% and the average of the compensation actually paid to the other named executive officers also increased by 158%, compared to a 90 basis point increase in our adjusted ROE from 11.2% for 2020 to 12.1% for 2023.

●	Relationship Between the Corporation’s TSR and the Peer Group TSR . Based on a $100 investment at the beginning of 2020, at the end of 2023 our TSR was -10% compared to the peer group TSR of -3%.

68	2024 Proxy Statement | Northern Trust Corporation

DIRECTOR COMPENSATION

The Human Capital and Compensation Committee is responsible for reviewing non-employee director compensation and making a recommendation with respect thereto to the Board. In doing so, the Committee works with its independent compensation consultant to periodically review non-employee director compensation data for the same peer group utilized by the Committee to inform its decision-making with respect to executive compensation and has access to such other resources as it deems appropriate. Under the current plan design, non-employee directors are compensated for their services with cash compensation and equity awards in the form of restricted stock units. Directors who are employees of the Corporation receive no additional compensation for serving on the Board or on any Board committee.

Annual Retainer and Other Fees

The following table describes the components of non-employee director compensation in 2023. All components other than the annual restricted stock unit grant are paid in cash.

Compensation Component	2023 Amount

Annual Restricted Stock Unit Grant	$145,000

Annual Cash Retainer	110,000

Annual Lead Director Retainer	42,500

Annual Committee Chair Retainer	25,000

Annual Committee Retainer (members of the Audit Committee, Business Risk Committee, and/or Capital Governance Committee, including Chair)	10,000

Annual Subcommittee Chair Retainer	25,000

Annual Cybersecurity Risk Oversight Subcommittee Retainer, including the Chair	10,000

Annual restricted stock units were granted to non-employee directors in April 2023 and will vest on April 16, 2024, the date of the 2024 Annual Meeting of Stockholders. Directors’ stock units do not have voting rights and dividend equivalents thereon are subject to the same vesting, forfeiture and distribution provisions as the underlying stock units. Each stock unit entitles a director to one share of common stock at vesting, unless a director elects to defer receipt of the shares.

Deferral of Compensation

Non-employee directors may elect to defer payment of their cash compensation and stock units until termination of their service as directors. Any deferred cash compensation is converted into stock units representing shares of common stock. The value of each such stock unit is based upon the price of the stock at the end of the calendar quarter for which the cash compensation would have been paid. Dividends on all stock units deferred prior to January 1, 2018 (including stock units representing deferred cash compensation) are paid quarterly to a cash account and accrue interest at an interest rate determined from time to time by the Human Capital and Compensation Committee. Dividends on all stock units deferred on or after January 1, 2018 (including stock units representing deferred cash compensation) are converted into additional stock units representing shares of common stock based upon the closing price of the stock on the day such dividend would have been paid. For compensation deferred prior to January 1, 2018, the value of stock units representing deferred cash compensation, as well as all dividends on stock units representing deferred compensation of any form, will be paid out in cash, and stock units representing deferred stock unit compensation will be distributed in stock, in each case in a lump sum or in up to ten annual installments at the election of the director. For compensation deferred on or after January 1, 2018, the value of all stock units (including stock units representing deferred cash compensation, as well as all dividends on stock units representing deferred compensation of any form) will be distributed in stock in a lump sum or in up to ten annual installments at the election of the director.

Stock Ownership Guidelines

By the fifth anniversary of election to the Board, non-employee directors are required to hold shares of the Corporation’s common stock equal to five times the annual cash retainer provided to directors. If the minimum requirement is not met upon or at any time after such date, he or she is expected to retain 100% of the net, after-tax shares received upon vesting of equity awards or exercises of stock options until the minimum is met.

2024 Proxy Statement | Northern Trust Corporation	69

DIRECTOR COMPENSATION

As of December 31, 2023, all non-employee directors met or exceeded the stock ownership guidelines to which they were subject.

Director Compensation Table

The following table sets forth all compensation earned by each non-employee director of the Corporation in 2023.

Name	Fees Earned or Paid in Cash ($)		Stock Awards ($)(1)	Total ($)

Linda Walker Bynoe	$145,000		$144,987	$289,987

Susan Crown	120,000		144,987	264,987

Dean M. Harrison	170,027	(2)	144,987	315,014

Jay L. Henderson	202,527	(2)	144,987	347,514

Marcy S. Klevorn	165,000		144,987	309,987

Siddharth N. “Bobby” Mehta	157,596	(2)	144,987	302,583

Jose Luis Prado	110,000		144,987	254,987

Martin P. Slark	110,000		144,987	254,987

David H. B. Smith, Jr.	155,000		144,987	299,987

Donald Thompson	145,000		144,987	289,987

Charles A. Tribbett III	110,000		144,987	254,987

(1) This column shows the grant date fair value of the stock awards for all non-employee directors in 2023, computed in accordance with FASB ASC Topic 718. See “Note 22—Share-Based Compensation Plans” to the consolidated financial statements included in Item 8 of the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2023 for a discussion of the assumptions made by the Corporation in the valuation of these stock unit awards. As of December 31, 2023, each non-employee director serving on such date held 1,855 unvested stock units, which represents the stock unit award made by the Corporation in April 2023 described above.

(2) Includes fees paid in cash for service on certain board committees of subsidiaries of the Corporation.

70	2024 Proxy Statement | Northern Trust Corporation

EQUITY COMPENSATION PLAN INFORMATION

Set forth below is information with respect to equity compensation plans under which the common stock of the Corporation was authorized for issuance as of December 31, 2023.

Plan Category	Number of Securities to Be Issued upon Exercise of Outstanding Options, Warrants, and Rights (#)		Weighted-Average Exercise Price of Outstanding Options, Warrants, and Rights ($)		Number of Securities Remaining Available for Issuance under Equity Compensation Plans (Excluding Securities Reflected in the Second Column) (#)

Equity compensation plans approved by stockholders	3,671,387	(1)	$74.45	(2)	13,718,608	(3)

Equity compensation plans not approved by stockholders	N/A		N/A		N/A

Total	3,671,387		$74.45	(2)	13,718,608

(1) Includes shares of common stock underlying outstanding or deferred restricted stock unit, performance stock unit and stock option awards.

(2) Restricted stock units and performance stock units are excluded when determining the weighted-average exercise price.

(3) All shares are available for issuance under the Corporation’s 2017 Long-Term Incentive Plan.

2024 Proxy Statement | Northern Trust Corporation	71

AUDIT COMMITTEE REPORT

The Audit Committee is responsible for providing oversight of the Corporation’s financial reporting functions and internal control over financial reporting. The Audit Committee’s function is one of oversight, recognizing that: (i) management is responsible for the complete and accurate preparation of the Corporation’s consolidated financial statements, including internal control over financial reporting; and (ii) KPMG LLP, the Corporation’s independent registered public accounting firm, is responsible for performing an audit on such consolidated financial statements and expressing an opinion as to whether they are free of material misstatement and presented in accordance with U.S. generally accepted accounting principles. KPMG LLP is also responsible for expressing an opinion as to whether the Corporation maintained effective internal control over financial reporting.

Consistent with its oversight responsibilities, the Audit Committee has reviewed and discussed with management and KPMG LLP the Corporation’s audited consolidated financial statements as of and for the year ended December 31, 2023. The Audit Committee has also discussed with KPMG LLP the firm’s assessment of the Corporation’s internal controls and the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standards No. 1301, “Communications with Audit Committees.” The Audit Committee has also received and discussed the written disclosures from KPMG LLP required by Public Company Accounting Oversight Board Rule 3526, “Communication with Audit Committees Concerning Independence” and has conducted a discussion with KPMG LLP regarding its independence. The Audit Committee also considered whether the provision of non-audit services by KPMG LLP to the Corporation for the fiscal year ended December 31, 2023 is compatible with maintaining KPMG LLP’s independence.

Based on the above-mentioned reviews and discussions, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above, the Audit Committee recommended to the Board that the Corporation’s audited consolidated financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2023 for filing with the SEC.

Audit Committee

Jay L. Henderson (Chair)

Linda Walker Bynoe

Dean M. Harrison

Marcy S. Klevorn

David H. B. Smith, Jr.

72	2024 Proxy Statement | Northern Trust Corporation

AUDIT MATTERS

Fees of Independent Registered Public Accounting Firm

Description of Fees	2023	2022

Audit Fees	$5,089,756	$5,416,091

Audit-Related Fees	4,318,200	4,314,558

Tax Fees	885,949	482,339

All Other Fees	6,500	—

Total	$10,300,405	$10,212,988

Audit Fees include fees for professional services rendered for the annual integrated audit of the Corporation’s consolidated financial statements for the fiscal year (including services relating to the audit of internal control over financial reporting), audits of subsidiary financial statements, reviews of the financial statements included in the Corporation’s Quarterly Reports on Form 10-Q and comfort letters.

Audit-Related Fees include fees for services that were reasonably related to performance of the audit of the annual consolidated financial statements for the fiscal year, other than Audit Fees, such as employee benefit plan audits, internal control reviews, service organization control reports and other attestation services.

Tax Fees include fees for tax return preparation, tax compliance and tax advice.

All Other Fees include fees for all services other than Audit Fees, Audit-Related Fees and Tax Fees, including various advisory and regulatory services.

Pre-Approval Policies and Procedures of the Audit Committee

The Audit Committee has in place a policy regarding the engagement of independent public accounting firms to provide auditor services to the Corporation. The purpose of the policy is to establish procedures for Audit Committee pre-approval of all auditor services to be provided to the Corporation by its independent registered public accounting firm. Auditor services include audit services, audit-related services and non-audit services, including tax services. The policy provides that the Audit Committee, the Chair or any Audit Committee member delegated the authority (a “Designated Member”) has the authority to grant pre-approvals of auditor services. In addition, the policy provides that the independent registered public accounting firm may be engaged to provide only those non-audit services: (i) that are permitted by SEC rules; and (ii) that, in the judgment of the Audit Committee, maintain the independent registered public accounting firm’s independence from the Corporation. In evaluating whether a proposed engagement of the Corporation’s independent registered public accounting firm for a specific permitted non-audit service maintains the firm’s independence from the Corporation, the Audit Committee or a Designated Member thereof must consider whether the proposed engagement would cause the independent registered public accounting firm to: (a) audit its own work; (b) perform management functions; or (c) act as an advocate for the Corporation. The independent registered public accounting firm shall in no event be engaged to perform any prohibited services, as set forth in the policy.

All audit, audit-related, tax and other services provided by KPMG LLP in 2023 were pre-approved in accordance with the Audit Committee’s policy regarding the engagement of independent public accounting firms to provide auditor services to the Corporation.

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ITEM 3—RATIFICATION OF THE INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

The independent registered public accounting firm is appointed annually by the Corporation’s Audit Committee. The Audit Committee routinely reviews the performance and retention of our independent registered public accounting firm, including an evaluation of service quality, the nature and extent of non-audit services, and other factors required to be considered when assessing independence from the Corporation and its management. The Audit Committee also periodically considers whether there should be a rotation of our principal independent registered public accounting firm. For the year ending December 31, 2024, the Audit Committee has authorized the engagement of KPMG LLP as the Corporation’s independent registered public accounting firm. KPMG LLP served as the Corporation’s independent registered public accounting firm for the fiscal year ended December 31, 2023. Representatives of KPMG LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they wish and will be available to respond to appropriate questions.

Stockholder ratification of the selection of KPMG LLP as the Corporation’s independent registered public accounting firm is not required. However, the Board is submitting the selection of KPMG LLP as the Corporation’s independent registered public accounting firm to the stockholders for ratification because it believes it is a governance best practice to do so. If the stockholders fail to ratify KPMG LLP as the independent registered public accounting firm, the Audit Committee will reassess its appointment, but in such event it may elect to retain KPMG LLP nonetheless. Further, even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such change would be in the best interests of the Corporation and its stockholders.

The Board unanimously recommends that you vote FOR the ratification of KPMG LLP as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

74	2024 Proxy Statement | Northern Trust Corporation

ITEM 4—STOCKHOLDER PROPOSAL TO ASCERTAIN

VOTING PREFERENCES

Information regarding a stockholder proposal is set forth below. The Corporation disclaims any responsibility for the content of this proposal and statement of support, which is presented as received from the stockholder. James McRitchie, 9295 Yorkship Court, Elk Grove, California 95758, the owner of 45 shares of our common stock, has given the Corporation notice that he or his representative intends to present this proposal at the Annual Meeting.

Stockholder Proposal and Accompanying Graphic and Supporting Statement

Proposal 4 - Ascertain Client Voting Preferences

Resolved: Northern Trust (“NTRS,” or “Company”) shareholders request our Company prepare a report on the reputational and financial risks to the Company of misalignment between proxy votes it casts on behalf of clients and its client’s values and preferences, as well as strategies for addressing such misalignments on important issues. The requested report shall be available to stockholders and investors by October 1, 2024, prepared at reasonable cost and omitting proprietary information.

Supporting Statement:

Controversy over proxy voting - especially over environmental, social, and governance (“ESG”) proposals - is regularly reported on, debated, and enshrined in state law.1 Much debate centers on intermediaries, such as NTRS, and their role in casting votes on behalf of clients and beneficial owners. Every vote opens NTRS to controversy, either for failing to adhere to ESG principles or being too “woke.”

The issue has made its way to the highest levels of government. A proposed bill would require asset managers like NTRS to pass votes through to investors under certain conditions.2 President Biden’s first veto was about consideration of ESG factors in retirement plans.3

The landscape has clearly shifted: NTRS can no longer execute votes in the best interests of clients (and avoid controversy) without first soliciting their preferences4 on important social and environmental topics and determining if they are subject to legal mandates related to proxy voting. Similarly, NTRS’ stated one-size-fits-all approach of maximizing shareholder value5 is at odds with many clients’ interests in maximizing portfolio-wide returns by pursuing voting strategies designed to push certain companies to address social and environmental externalities.

Votes are now filed in machine-readable format, which makes it easier for clients to identify votes misaligned with their preferences.6 Reliance on proxy advisors may invite further scrutiny.7

Our Company offers extensive portfolio customization, but not customized proxy voting, a core advisor responsibility subject to fiduciary duties.8 In its commingled funds, NTRS does not currently offer investors any voting choices.

[1]	https://corpgov.law.harvard.edu/2023/03/11/esg-battlegrounds-how-the-states-are-shaping-the-regulatory-landscape-in-the-u-s/
[2]	https://www.sullivan.senate.gov/newsroom/press-releases/sullivan-introduces-index-act-to-empower-investors-and-neutralize -wall-streets-biggest-investment-firms
[3]	https://www.nbcnews.com/politics/white-house/biden-issues-first-veto-congress-blocks-new-investment-rulercna72997
[4]	https://ssrn.com/abstract=4360428
[5]	https://www.northerntrust.com/united-states/what-we-do/investment-management/sustainable-investing/proxy-voting-and-engagement
[6]	https://www.sec.gov/news/press-release/2022-198
[7]

https://www.texasattorneygeneral.gov/sites/default/files/images/press/Utah%20%26%20Texas%20Letter%20to%20Glass%20
Lewis%20%26%20ISS%20FINAL.pdf, https://www.wsj.com/articles/blackrocks-false-voting-choice-proxyesg-ballots-iss-glass-lewis-66652357?mod=opinion_lead_pos1

[8]	See 14 CFR 275.206(4)-6 and accompanying staff bulletins.

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ITEM 4—STOCKHOLDER PROPOSAL TO ASCERTAIN VOTING PREFERENCES

Criticism of BlackRock, Vanguard, and State Street9 led them to adopt programs providing voting choices. However, these programs are denounced as limited and false choices due to overreliance on traditional proxy advisors.10 New technologies can address the challenge of tailoring proxy voting on important issues such as climate change, diversity, executive pay, and political expenditures to the unique preferences and values of each investor.11

Investors want a voice. Approximately 83% of investors, irrespective of age, life stage, or ideological bent, want managers to consider their preferences when voting on environmental issues.12

Financial services companies that fail to engage clients on important voting preferences will be subject to ever-increasing legal and reputational jeopardy.

Vote to Ascertain Beneficial Owner Voting Preferences – Proposal 4

Statement of the Board in Opposition to the Stockholder Proposal

The Board has carefully considered this stockholder proposal and recommends that stockholders vote AGAINST the proposal because, as described below, the Board believes that the requested report is not in the best interests of the Corporation and its stockholders.

Many of our clients already have the ability to directly or indirectly vote proxies on their own behalf and we have already taken actions in support of providing those clients who do not currently have such ability with greater optionality and control over proxy voting.

We are committed to the basic principles expressed in the supporting statement accompanying the stockholder proposal, as demonstrated by the fact that many of our clients already have the ability to directly or indirectly vote proxies on their own behalf. For example, our custody-only clients retain proxy authority and vote proxies themselves, either directly or indirectly through us. For various other types of clients, we offer customizable arrangements that allow such clients to retain proxy voting authority on select securities within their portfolios while defaulting to the proxy voting guidelines developed by our Asset Management business’s Proxy Committee for all other securities. Additionally, certain types of clients can request voting overrides related to customized watchlists of securities.

We are also actively working toward providing those of our clients who do not currently have available to them the capabilities described above with greater optionality and control over proxy voting. Throughout 2023, we engaged in a dialogue with various clients over the concepts and market mechanisms supporting proxy voting choice. As a result of these dialogues, we have engaged a technology provider, at no additional cost to investors, to implement a solution that will enable our clients to select from a menu of proxy voting options going forward. We expect the rollout of this capability to begin in 2024 and continue into subsequent years—prioritized according to client demand and legal, regulatory, and operational feasibility—with an ultimate goal of being offered to all clients for whom we exercise investment responsibility in separately managed accounts and for unit holders within certain commingled fund structures managed by our Asset Management business, including collective investment trusts, undertakings for the collective investment in transferable securities, and mutual funds. Beyond this proxy voting menu option, we are also actively engaged with a number of our clients who have expressed interest in the implementation of what is commonly referred to as “pass-through voting,” whereby they would have the ability to vote on a matter-by-matter basis on any securities beneficially owned through commingled fund structures, and continue to consider the mechanisms necessary to implement such capability.

We remain committed to continually assessing the optionality and control over proxy voting that we offer to our clients so that we may keep pace with evolving technological capabilities and potential future regulatory expectations and continue to serve the best interests of our clients.

Northern Trust currently has a robust governance structure and process around proxy voting to ensure accountability to our clients, the incorporation of their views into overall proxy voting guidelines, and the fulfillment of our fundamental fiduciary duty to act in their best interests.

In instances where Northern Trust makes proxy voting decisions with respect to securities held or beneficially owned by our clients, these decisions are generally made in accordance with the proxy voting guidelines developed under a robust

[9]	https://ssrn.com/abstract=4580206
[10]	https://www.wsj.com/articles/blackrocks-false-voting-choice-proxy-esg-ballots-iss-glass-lewis-66652357
[11]	https://ssrn.com/abstract=4360428
[12]	https://www.gsb.stanford.edu/sites/default/files/publication/pdfs/survey-investors-retirement-savings-esg.pdf

76	2024 Proxy Statement | Northern Trust Corporation

ITEM 4—STOCKHOLDER PROPOSAL TO ASCERTAIN VOTING PREFERENCES

governance structure by our Asset Management business’s Proxy Committee, which is composed of senior representatives representing the firm’s diverse business functions and geographies—and, in turn, the breadth of our clients’ perspectives. The Proxy Committee reviews our guidelines on an annual basis, with consideration given to emerging issues and trends, empirical research and academic literature from a range of stakeholders, and historical engagement activities.

When making proxy voting decisions in accordance with these guidelines, we aim to ensure that our voting decisions further the best interests of clients and will add value to their investments. While providing the guiding principles for our proxy voting decisions, our guidelines also afford us appropriate flexibility to take into the account any unique facts and circumstances that may be associated with a given matter so that voting decisions can be thoughtfully considered in the appropriate contexts (e.g., in situations where applying the guidelines would be inappropriate for particular proxy issues of non-U.S. companies due to local market standards, customs, and best practices). With respect to the execution of our proxy voting done on behalf of clients, we utilize a variety of independent assurance tools to confirm such voting is conducted in compliance with our policies and instructions.

These robust governance processes help ensure accountability to our clients, the incorporation of their views into overall proxy voting guidelines, and the fulfillment of our fundamental fiduciary duty to act in their best interests.

Northern Trust has already provided stockholders with disclosures regarding the risks and strategies called for by the stockholder proposal.

We have already provided certain disclosure to our stockholders with respect to the risks associated with the potential misalignment between the proxy voting we conduct on behalf of our clients and the values and preferences of such clients in the “Risk Factors” section of our Annual Report on Form 10-K for the period ended December 31, 2023. To the extent not already publicly available elsewhere, information with respect to our strategies for addressing such potential misalignments is set forth above in this Statement of the Board in Opposition to the Stockholder Proposal.

In light of the foregoing, the Board believes that the requested report would be unnecessary and a costly diversion of corporate resources, while providing little incremental benefit to stockholders or the Corporation.

The Board unanimously recommends that you vote AGAINST the proposal.

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STOCKHOLDER PROPOSALS FOR 2025 ANNUAL MEETING

Any stockholder proposals for the Corporation’s 2025 Annual Meeting of Stockholders (other than proxy access nominations) must be received by the Corporation, directed to the attention of the Corporation’s Corporate Secretary, no later than November 6, 2024 in order to be eligible for inclusion in the Corporation’s proxy statement and form of proxy for that meeting. Director nominations for inclusion in the Corporation’s proxy statement and form of proxy for the 2025 Annual Meeting of Stockholders pursuant to the proxy access provision in the Corporation’s By-laws must be received by the Corporation’s Corporate Secretary no earlier than October 7, 2024 and no later than November 6, 2024. All proposals and director nominations submitted by stockholders must comply in all respects with the rules and regulations of the SEC and the Corporation’s By-laws.

Under the Corporation’s By-laws, other proposals that are not eligible for inclusion in the proxy statement will be considered timely and may be eligible for presentation at the 2025 Annual Meeting of Stockholders if they are received by the Corporation in the form of a written notice, directed to the attention of the Corporation’s Corporate Secretary, no earlier than November 17, 2024 and no later than December 17, 2024. If the 2025 Annual Meeting of Stockholders is called for a date that is not within thirty days before or after the anniversary date of this Annual Meeting, notice by the stockholder in order to be timely must be received within ten days after notice of the 2025 Annual Meeting is mailed or public disclosure of the date of the Annual Meeting is made, whichever occurs first. The notice must contain the information required by the Corporation’s By-laws.

To comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Corporation’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than February 15, 2025.

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SECURITY OWNERSHIP BY DIRECTORS AND EXECUTIVE OFFICERS

The following table shows the beneficial ownership of the Corporation’s common stock as of December 31, 2023 for each director, each named executive officer and all directors and executive officers of the Corporation as a group.

Name of Beneficial Owner	Shares (1)	Shares under Exercisable Options (2)	Total Beneficial Ownership of Common Stock	Percent of Class

Non-Employee Directors:

Linda Walker Bynoe	28,688	—	28,688	*

Susan Crown	49,441	—	49,441	*

Dean M. Harrison	23,657	—	23,657	*

Jay L. Henderson	12,739	—	12,739	*

Marcy S. Klevorn	6,149	—	6,149	*

Siddharth N. “Bobby” Mehta	5,572	—	5,572	*

Jose L. Prado	23,436	—	23,436	*

Martin P. Slark	19,680	—	19,680	*

David H. B. Smith, Jr.(3)	69,817	—	69,817	*

Donald Thompson	21,723	—	21,723	*

Charles A. Tribbett III	34,730	—	34,730	*

Named Executive Officers:

Michael G. O’Grady	259,779	123,528	383,307	*

Jason J. Tyler	22,608	13,906	36,514	*

Peter B. Cherecwich	46,567	26,132	72,699	*

Steven L. Fradkin	226,767	62,363	289,130	*

Daniel E. Gamba	—	—	—	—

All directors and executive officers as a group (23 persons)	1,016,322	294,011	1,310,333	*

* Less than 1%.

(1) Except as noted below, the nature of beneficial ownership for shares shown in this table is sole voting and investment power (including shares as to which spouses and minor children of the individuals covered by this table have such power).

(2) Amount includes options that were exercisable as of December 31, 2023 and options that become exercisable within sixty days thereafter.

(3) Amount includes 1,704 shares held in a trust over which Mr. Smith shares voting and investment power with one other individual. Amount excludes 1,142,820 shares held in certain trusts over which Mr. Smith directly or indirectly shares voting and investment power with three or more other individuals. Mr. Smith is the beneficiary of a trust holding 1,142,320 of such excluded shares.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Corporation’s directors, executive officers and beneficial owners of more than 10% of the Corporation’s stock to file with the SEC initial reports of ownership and reports of changes in ownership of any equity securities of the Corporation. Based solely on the Corporation’s review of the reports that have been filed by or on behalf of such reporting persons in this regard and written representations from such reporting persons that no other reports were required, the Corporation believes that all reports required by Section 16(a) of the Exchange Act were made on a timely basis during or with respect to 2023, except (i) two Forms 4 filed for Jose Luis Prado, each on October 6, 2023, which together related to 19 purchase transactions and 13 sale transactions of shares, all held indirectly, from March 10, 2015 to June 2, 2023; and (ii) one form 4 filed for Peter B. Cherecwich on December 7, 2023 related to 8 purchase transactions and 4 sale transactions of shares, all held indirectly, from March 29, 2019 to July 21, 2023. Each of these transactions was the result of automatic portfolio rebalancing activity within accounts designed to mimic certain stock indices, involved a small number of shares (between 1 and 12 shares per transaction for Mr. Prado and between 1 and 5 shares per transaction for Mr. Cherecwich) and was reported late due to administrative error.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table includes information concerning stockholders who were known by the Corporation to be the beneficial owners of more than 5% of the outstanding shares of the Corporation’s common stock as of December 31, 2023.

Name and Address	Shares	Percent of Class

The Vanguard Group, Inc.(1) 100 Vanguard Boulevard Malvern, Pennsylvania 19355	23,376,334	11.3%

BlackRock, Inc.(2) 55 East 52nd Street New York, New York 10055	15,311,708	7.4%

FMR LLC(3) 245 Summer Street Boston, Massachusetts 02210	11,635,950	5.6%

(1) As reported on a Schedule 13G/A filed on February 13, 2024, of the shares reported, The Vanguard Group, Inc. (“Vanguard”) did not have sole voting power with respect to any shares reported, and had shared voting power with respect to 258,618 shares, or 0.1% of the outstanding common stock. Vanguard had sole investment power with respect to 22,471,115 shares, or 10.9% of the outstanding common stock, and shared investment power with respect to 905,219 shares, or 0.4% of the outstanding common stock.

(2) As reported on a Schedule 13G/A filed on January 26, 2024, of the shares reported, BlackRock, Inc. (“BlackRock”) had sole voting power with respect to 13,824,274 shares, or 6.7% of the outstanding common stock, and it did not have shared voting power with respect to any shares reported. BlackRock had sole investment power with respect to all shares reported.

(3) As reported on a Schedule 13G filed by FMR LLC and Abigail P. Johnson on February 9, 2024, FMR LLC had sole voting power with respect to 7,850,099 shares, or 3.8% of the outstanding common stock. None of the entities had shared voting or investment power with respect to any shares reported. FMR LLC and Abigail P. Johnson had sole investment power with respect to all shares reported. Based on the Schedule 13G, the securities as to which the Schedule 13G was filed are owned of record by one or more other persons/entities identified therein.

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GENERAL INFORMATION ABOUT THE ANNUAL MEETING

When and where is the Annual Meeting?

The Annual Meeting will be held on April 16, 2024 at 10:30 a.m., Central Time.

We have determined that the Annual Meeting will be held in a virtual meeting format only, via the Internet at www.virtualshareholdermeeting.com/NTRS2024. Access to the virtual meeting platform will begin at 10:15 a.m., Central Time, and we encourage you to access the virtual meeting platform prior to the start time. For those unable to attend the virtual Annual Meeting, a recorded version will be made available on our website.

Who can attend the Annual Meeting?

Stockholders at the close of business on the record date, February 26, 2024, or their duly appointed proxies, may participate, vote and submit questions at our Annual Meeting. To do so, you must enter the control number found on your Notice Regarding the Availability of Proxy Materials (the “Notice”), proxy card or voting instruction form at www.virtualshareholdermeeting.com/NTRS2024. If you are not a stockholder or do not have a control number, you may still access the meeting as a guest, but you will not be able to participate.

Stockholders will have substantially the same opportunities to participate in our virtual Annual Meeting as they would have in an in-person meeting. Questions that comply with the Annual Meeting’s rules of conduct and that are pertinent to the purpose of the Annual Meeting will be answered during the meeting, subject to time constraints. We may address substantially similar questions, or questions that relate to the same topic, in a single response. If you have a question of personal interest that is not of general concern to all stockholders, or if a question posed at the Annual Meeting was not otherwise answered, we encourage you to contact us separately after the Annual Meeting by visiting www.northerntrust.com/contact-us-corporate-overview.

What if I am having technical difficulties or want additional information?

If you are experiencing technical difficulties accessing the virtual Annual Meeting, you may call the technical support numbers posted on the log-in page of the virtual meeting platform. For additional stockholder support or if you have any other questions, please contact us by visiting www.northerntrust.com/contact-us-corporate-overview.

Who can vote at the Annual Meeting?

Record holders of the Corporation’s common stock at the close of business on February 26, 2024 may vote at the Annual Meeting. On such date, the Corporation had 204,019,050 shares of common stock outstanding.

You are entitled to one vote for each share of common stock that you owned of record at the close of business on February 26, 2024. The proxy card or Notice, as applicable, indicates the number of shares you are entitled to vote at the Annual Meeting.

How do I vote?

Whether or not you plan to attend the Annual Meeting, we urge you to vote your shares promptly.

If you are a “stockholder of record” (that is, you hold your shares of the Corporation’s common stock in your own name), you may vote your shares by proxy using any of the following methods:

●	using the Internet site listed on the Notice or the proxy card;

●	calling the toll-free telephone number listed on the proxy card; or

●	completing, signing, dating and returning your proxy card.

The Internet and telephone voting procedures set forth on the Notice and the proxy card are designed to authenticate stockholders’ identities, to allow stockholders to provide their voting instructions and to confirm that their instructions have been properly recorded. If you vote by Internet or telephone, you should not return your proxy card.

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GENERAL INFORMATION ABOUT THE ANNUAL MEETING

What if I am a “beneficial owner”?

If you are a “beneficial owner,” also known as a “street name” holder (that is, you hold your shares of the Corporation’s common stock through a broker, bank or other nominee), you will receive from the record holder, in the form of a Notice or otherwise, voting instructions (including instructions, if any, on how to vote by Internet or telephone) that you must follow in order to have your shares voted at the Annual Meeting. Under the rules of various national and regional securities exchanges, brokers, banks and other nominees that hold securities on behalf of beneficial owners generally may vote on routine matters even if they have not received voting instructions from the beneficial owners for whom they hold securities, but are not permitted to vote on nonroutine matters unless they have received such voting instructions. While the ratification of the appointment of the Corporation’s independent registered public accounting firm is considered to be a routine matter, each of the other matters to be presented to the stockholders at the Annual Meeting described in this Proxy Statement is considered to be a nonroutine matter. Therefore, if you fail to provide your specific voting instructions, your broker may only vote your shares on the ratification of the appointment of the Corporation’s independent registered public accounting firm. Consequently, it is important that you communicate your voting instructions by using any of the following methods so your vote can be counted:

●	using the Internet site listed on the voting instruction form;

●	calling the toll-free telephone number listed on the voting instruction form; or

●	completing, signing, dating and returning your voting instruction form.

What if I own my shares through TIP?

If you own shares of common stock as a participant in TIP your proxy card will cover the shares credited to your plan account. The completed proxy card (or vote by Internet or telephone) will serve as your voting instructions to the TIP trustee. To allow sufficient time for voting by the trustee, your voting instructions must be received by 11:59 p.m., Eastern Time, on April 11, 2024.

What if I return my proxy card without specifying my voting choices?

Whether you vote by Internet, telephone or mail, your shares will be voted in accordance with your instructions. If you sign, date and return your proxy card without indicating how you want your shares to be voted, the proxy holders will vote your shares in accordance with the following recommendations of the Board:

Item 1	—	FOR the election of each nominee for director;

Item 2	—

FOR the approval, by an advisory vote, of the 2023 compensation of the Corporation’s named executive officers, as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the SEC;

Item 3	—	FOR the ratification of the appointment of KPMG LLP as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2024; and

Item 4	—	AGAINST the stockholder proposal to ascertain voting preferences.

The proxy holders are authorized to vote as they shall determine in their sole discretion on any other business that may properly come before the Annual Meeting.

May I change my vote or revoke my proxy?

You may change or revoke your proxy at any time before it is voted at the Annual Meeting by:

●	sending a written notice of revocation to the Corporation’s Corporate Secretary;

●	submitting another signed proxy card with a later date;

●	voting by Internet or telephone at a later date; or

●	attending the Annual Meeting and completing and submitting a ballot online during the meeting at www.virtualshareholdermeeting.com/NTRS2024.

82	2024 Proxy Statement | Northern Trust Corporation

GENERAL INFORMATION ABOUT THE ANNUAL MEETING

If you hold your shares through a broker, bank or other nominee and wish to revoke your proxy, you will need to contact that party to revoke your proxy.

What constitutes a quorum?

A quorum of stockholders is necessary to hold the Annual Meeting. A majority of the outstanding shares entitled to vote at the Annual Meeting is required to be present in order to establish a quorum. Abstentions and broker nonvotes, if any, will be counted as present for purposes of establishing a quorum. A “broker nonvote” will occur when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received instructions from the beneficial owner. As noted above, brokers, banks and other nominees generally cannot vote your shares on any of the matters to be presented to stockholders at the Annual Meeting described in this Proxy Statement, other than the ratification of the appointment of KPMG LLP as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2024, without your specific instructions. Please return your proxy card or voting instruction form, as applicable, or vote by Internet or telephone so your vote can be counted. An inspector of election appointed for the Annual Meeting will tabulate all votes cast at the Annual Meeting. In the event a quorum is not present at the Annual Meeting, we expect that the Annual Meeting will be adjourned or postponed to solicit additional proxies. Virtual attendance at our Annual Meeting constitutes presence for purposes of establishing a quorum at the meeting.

What is the required vote to approve each of the proposals?

The following table indicates the vote required for approval of each item to be presented to the stockholders at the Annual Meeting and the effect of abstentions and broker nonvotes.

Item	Required Vote	Effect of Abstentions and Broker Nonvotes

Item 1—Election of directors	Affirmative vote of a majority of the votes cast with respect to each nominee. See below for further detail.	● Abstentions with respect to a nominee will have no effect on the election of such nominee. ● Broker nonvotes will have no effect on the voting for this item.

Item 2—Advisory vote on executive compensation	Affirmative vote of a majority of the shares of common stock present and entitled to vote.	● Abstentions will have the effect of a vote AGAINST this item. ● Broker nonvotes will have no effect on the voting for this item.

Item 3—Ratification of the independent registered public accounting firm	Affirmative vote of a majority of the shares of common stock present and entitled to vote.	● Abstentions will have the effect of a vote AGAINST this item. ● Brokers may vote uninstructed shares on this item.

Item 4—Stockholder proposal to ascertain voting preferences	Affirmative vote of a majority of the shares of common stock present and entitled to vote.	● Abstentions will have the effect of a vote AGAINST this item. ● Broker nonvotes will have no effect on the voting for this item.

Pursuant to the Corporation’s By-laws, a nominee for director in an uncontested election (such as this year’s election where the only nominees are those recommended by the Board) must receive the affirmative vote of a majority of the votes cast with respect to his or her election at a meeting of stockholders to be elected. In contested elections, the affirmative vote of a plurality of the votes cast will be required to elect a director. The Corporation’s Corporate Governance Guidelines require an incumbent director who fails to receive the affirmative vote of a majority of the votes cast with respect to his or her election in an uncontested election at a meeting of stockholders to submit his or her resignation following certification of the stockholder vote. Such resignation will first be considered by the members of the Corporate Governance Committee (other than the tendering director, if applicable), who will recommend to the Board whether to accept or reject the resignation after considering all factors deemed relevant by the Committee, including, without limitation, any stated reasons as to why stockholders did not support the director whose resignation has been tendered, the length of service and qualifications of such director, the director’s contributions to the Corporation and the Corporation’s Corporate Governance Guidelines. The Board (other than the tendering director) will then act to accept or reject the Committee’s recommendation no later than ninety days following the date of the stockholders’ meeting after considering the factors considered by the Committee and such additional information and factors as the Board believes to be relevant.

2024 Proxy Statement | Northern Trust Corporation	83

GENERAL INFORMATION ABOUT THE ANNUAL MEETING

How is the Corporation distributing the proxy materials?

Pursuant to rules adopted by the SEC, for some of our stockholders we are providing access to our proxy materials via the Internet. The rules permit us to send the Notice to stockholders of record and beneficial owners. All stockholders have the ability to access the proxy materials on the website referred to in the Notice, www.proxyvote.com, or to request a printed set of proxy materials on this site or by calling toll-free 1-800-579-1639. Complete instructions for accessing the proxy materials on the Internet or requesting a printed copy may be found in the Notice. In addition, stockholders may request to receive all future proxy materials in printed form by mail or electronically by e-mail on the website above or when voting electronically. Choosing to receive your future proxy materials by e-mail will save us the cost of printing and mailing documents to you and will reduce the impact of our annual stockholders’ meetings on the environment. If you choose to receive future proxy materials by e-mail, you will receive an e-mail next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by e-mail will remain in effect until you terminate it.

What is “householding”?

We are delivering only one Annual Report on Form 10-K and Proxy Statement (or, as applicable, the Notice) to stockholders of record who share the same address unless they have notified us that they wish to continue receiving multiple copies. This practice, known as “householding,” reduces duplicate mailings, saves printing and postage costs as well as natural resources and will not affect dividend check mailings. If you wish to receive separate copies of proxy materials, please contact Broadridge at 1-866-540-7095 or Broadridge, Householding Department, 51 Mercedes Way, Edgewood, NY 11717. Stockholders who wish to receive a separate set of proxy materials now should contact Broadridge at the same telephone number or mailing address and the materials will be delivered to you promptly upon your request.

If you and other stockholders of record with whom you share an address currently receive multiple copies of our proxy materials or if you hold our stock in more than one account, and, in either case, you wish to receive only a single copy of such materials in the future, please contact Broadridge at the telephone number or mailing address above with the names in which all accounts are registered and the name of the account for which you wish to receive mailings.

Who is paying the costs of this proxy solicitation?

The Corporation will bear the cost of preparing, printing and mailing the materials in connection with this solicitation of proxies. In addition to mailing these materials, the Corporation’s officers and other employees may, without being additionally compensated, solicit proxies personally and by mail, telephone or electronic communication. The Corporation will reimburse banks and brokers for their reasonable out-of-pocket expenses related to forwarding proxy materials to beneficial owners of stock or otherwise in connection with this solicitation. In addition, the Corporation has retained Georgeson Inc. to assist in the solicitation of proxies for a fee of approximately $11,500, plus reasonable out-of-pocket expenses.

84	2024 Proxy Statement | Northern Trust Corporation

Helpful Resources

Where You Can Find More Information

Annual Meeting

Annual Report, Proxy Statement and Updates:
www.northerntrust.com/about-us/investor-relations/financial- information-regulatory-disclosures

Voting Your Proxy via the Internet:
www.proxyvote.com

Board of Directors
www.northerntrust.com/about-us/investor-relations/governance under the “Board Members” heading

Communications with the Board
www.northerntrust.com/about-us/investor-relations/governance under the “Communications with the Board” heading

Governance Documents
www.northerntrust.com/about-us/investor-relations/governance under the following headings:
● By-laws ● Corporate Governance Guidelines ● Committee and Subcommittee Charters ● Code of Business Conduct and Ethics

Investor Relations
www.northerntrust.com/about-us/investor-relations

Sustainability

Sustainability Report:
insights.northerntrust.com/story/sustainability-report- 2022/page/1

GRI and SASB Index:
www.northerntrust.com/content/dam/northerntrust/pws/nt/ documents/corporate/csr/gri-sasb-2022.pdf

Human Rights Statement:
www.northerntrust.com/content/dam/northerntrust/pws/nt/ documents/about-us/policy/human-rights-statement.pdf

Statement on Climate Change and Greenhouse Gas Emissions:
www.northerntrust.com/about-us/corporate-social- responsibility/policy under the “Statement on Climate Change and Greenhouse Gas Emissions” heading

Statement Regarding Government Relations and Political Contributions:
www.northerntrust.com/about-us/corporate-social- responsibility/policy under the “Statement Regarding Government Relations and Political Contributions” heading

Select Definitions and Abbreviations

Bank	The Northern Trust Company

CCAR	Comprehensive Capital Analysis and Review

CEO	Chief Executive Officer

CFO	Chief Financial Officer

Change in Control Plan	Northern Trust Corporation Executive Change in Control Severance Plan

Corporation	Northern Trust Corporation

Deferred Compensation Plan	Northern Trust Corporation Deferred Compensation Plan

DE&I	Diversity, Equity, and Inclusion

ESG	Environmental, Social, and Governance

Exchange Act	Securities Exchange Act of 1934

GAAP	Generally accepted accounting principles in the United States

GRI	Global Reporting Initiative

NASDAQ	The NASDAQ Stock Market LLC

NPIP	Northern Partners Incentive Plan

Pension Plan	The Northern Trust Company Pension Plan

ROE	Return on Average Common Equity

SASB	Sustainability Accounting Standards Board

SEC	U.S. Securities and Exchange Commission

Supplemental Pension Plan	Northern Trust Corporation Supplemental Pension Plan

Supplemental TIP	Northern Trust Corporation Supplemental Thrift-Incentive Plan

TCFD	Task Force on Climate-Related Financial Disclosures

TIP	The Northern Trust Company Thrift-Incentive Plan

2024 Proxy Statement | Northern Trust Corporation	85

NORTHERN TRUST CORPORATION 50 SOUTH LASALLE STREET CHICAGO, IL 60603

VOTE BY INTERNET

Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. EDT April 15, 2024. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/NTRS2024

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. EDT April 15, 2024. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Northern Trust Corporation, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Please mail in advance, so that your instruction may be received no later than 11:59 p.m. EDT on April 15, 2024.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
V33345-Z86872-P04723	KEEP THIS PORTION FOR YOUR RECORDS

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

NORTHERN TRUST CORPORATION

The Board of Directors recommends you vote FOR each of the following proposals:
1.	Election of 11 Directors	For	Against	Abstain

	1a. Linda Walker Bynoe	☐	☐	☐

	1b. Susan Crown	☐	☐	☐			For	Against	Abstain

	1c. Dean M. Harrison	☐	☐	☐	2.	Approval, by an advisory vote, of the 2023 compensation of the Corporation’s named executive officers.	☐	☐	☐

	1d. Jay L. Henderson	☐	☐	☐

	1e. Marcy S. Klevorn	☐	☐	☐	3.	Ratification of the appointment of KPMG LLP as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2024.	☐	☐	☐

	1f. Siddharth N. (Bobby) Mehta	☐	☐	☐	The Board of Directors recommends you vote AGAINST the following proposal:		For	Against	Abstain

	1g. Michael G. O’Grady	☐	☐	☐	4.	Stockholder proposal to ascertain voting preferences.	☐	☐	☐

	1h. Martin P. Slark	☐	☐	☐

	1i. David H. B. Smith, Jr.	☐	☐	☐

	1j. Donald Thompson	☐	☐	☐

	1k. Charles A. Tribbett III	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

ANNUAL MEETING OF STOCKHOLDERS

April 16, 2024

10:30 a.m. CDT

www.virtualshareholdermeeting.com/NTRS2024

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

You may access the 2024 Notice of Annual Meeting and Proxy Statement and the Annual Report on Form 10-K for the year ended December 31, 2023 by going to the following website: http://materials.proxyvote.com/665859

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  V33346-Z86872-P04723

NORTHERN TRUST CORPORATION

Annual Meeting of Stockholders

Tuesday, April 16, 2024, 10:30 a.m. CDT

This proxy is solicited by the Board of Directors

The undersigned hereby appoint(s) Michael G. O’Grady and Jason J. Tyler, and each of them, as proxy holders, each with the power of substitution, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all shares of common stock of Northern Trust Corporation which the undersigned is/are entitled to vote on the proposals at the Annual Meeting of Stockholders to be held on April 16, 2024, and at any adjournment or postponement thereof (the “Annual Meeting”).

If any shares of common stock have been allocated to the undersigned’s account under The Northern Trust Company Thrift-Incentive Plan (“TIP”), this proxy card will serve as voting instructions for such shares and the undersigned hereby direct(s) The Northern Trust Company, as trustee of TIP (the “TIP Trustee”), to vote such shares, in the manner specified on this card, at the Annual Meeting. The TIP Trustee will vote allocated shares for which no direction is received and unallocated shares, if any, in the same proportion as the shares for which direction is received, except as otherwise provided in accordance with applicable law. To allow sufficient time for voting by the TIP Trustee, voting instructions must be recorded by 11:59 p.m. EDT on April 11, 2024.

Whether voting by mail, telephone or Internet, the undersigned’s shares (including shares held under TIP) will be voted in accordance with the undersigned’s instructions. If this proxy card is returned without indication as to how shares are to be voted, the proxy holders will vote the undersigned’s shares, including any held in TIP: for the election of each nominee for director; for the approval, by an advisory vote, of the 2023 compensation of the Corporation’s named executive officers; for the ratification of the appointment of KPMG LLP as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2024 and against the stockholder proposal to ascertain voting preferences.

The proxy holders are authorized to vote those shares for which they receive proxies as they shall determine in their sole discretion on any other business that may properly come before the meeting.

Continued and to be signed on reverse side